UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Prologis, Inc.
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AHEAD OF WHAT'S NEXT™

Prologis Proxy Statement

Notice of annual meeting of stockholders

PROLOGIS

Prologis Park Kyotanabe, Kyotanabe, Japan

Wednesday, April 29, 2020
1:30 p.m., Pacific time
Pier 1, Bay 1
San Francisco, California 94111

The date of this proxy statement is
March 20, 2020

PROLOGIS®

Prologis Proxy Statement | March 20, 2020

Notice of 2020 Annual Meeting of Stockholders

March 20, 2020

To our stockholders:

I invite you to attend the 2020 annual meeting of stockholders of Prologis, Inc. at 1:30 p.m. on April 29, 2020 at Pier 1, Bay 1, San Francisco, California 94111.

Items of business. The following items of business will be conducted at our 2020 annual meeting of stockholders:

1.	Elect eleven directors to our Board to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Advisory vote to approve the company’s executive compensation for 2019.

3.	Approval of Prologis, Inc. 2020 Long-Term Incentive Plan.

4.	Approval of an amendment to our articles of incorporation to increase the number of authorized shares of common stock.

5.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year 2020.

6.	Consider any other matters that may properly come before the meeting and at any adjournments or postponements of the meeting.

Record Date. If you were a holder of shares of our common stock at the close of business on March 6, 2020, you are entitled to receive this notice and to vote at the annual meeting and any adjournment(s) or postponement(s) of the annual meeting.

How to Vote. You can vote your shares by proxy through the Internet, by telephone or by mail using the instructions on the proxy card. Any proxy may be revoked in the manner described in the accompanying proxy statement at any time prior to its exercise at the annual meeting.

Meeting Attendance. If you plan to attend the meeting in person, you must bring proof of current ownership of our common stock to be admitted to and to attend the 2020 annual meeting.

Proxy Materials. On or about March 20, 2020, we intend to distribute to our stockholders:

(i)

Either in printed form by mail or electronically by email, a Notice of Annual Meeting and Internet Availability of Proxy Materials containing instructions on: (a) how to electronically access our 2020 Proxy Statement and 2019 Annual Report to Stockholders, which includes our 2019 Annual Report on Form 10-K; (b) how to vote; and (c) how to request printed proxy materials (if desired).

(ii)	If requested or required, printed proxy materials, which will include our 2020 Proxy Statement, our 2019 Annual Report on Form 10-K and a proxy card.

On behalf of the Board of Directors, EDWARD S. NEKRITZ Chief Legal Officer, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 29, 2020. This proxy statement and accompanying form of proxy are first being made available to you on or about March 20, 2020. Proxy materials are available at www.proxyvote.com.

Prologis Proxy Statement | March 20, 2020

1	Proxy Summary

1	2019 Business Highlights

2	2019 Compensation Highlights

3	2019 Environmental Stewardship, Social Responsibility and Governance (ESG) Highlights

4	Proposals Submitted to Vote at the 2020 Annual Meeting

5	Board of Directors and Corporate Governance

6	Prologis Corporate Governance Tear Sheet

7	Election of Directors (Proposal 1)

9	Board Evaluations and Process for Selecting Directors

10	Director Qualifications, Skills and Experience

13	Director Nominees

19	Director Independence

19	Board Leadership Structure

21	Board Committees

23	Other Governance Matters

28	Executive Officers

29	Environmental Stewardship, Social Responsibility and Governance

42	Executive Compensation

43	Compensation Discussion and Analysis Summary

44	2019 Prologis Highlights

45	2019 Compensation and Stockholder Outreach Highlights

53	Discussion of Compensation Comparison Group

55	Compensation Elements

56	Discussion and Analysis of CEO Compensation

61	2019 Compensation Decisions: Annual Base Salary and Bonus Opportunity

68	2019 Compensation Decisions: Annual LTI Equity Awards

70	2019 Compensation Decisions: Outperformance Plans

75	Other Compensation Elements and Considerations

79	Talent and Compensation Committee Report

80	Summary Compensation Table for Fiscal Year 2019

84	Grants of Plan-Based Awards in Fiscal Year 2019

91	Outstanding Equity Awards at Fiscal Year-End (December 31, 2019)

95	Option Exercises and Stock Vested in Fiscal Year 2019

97	Nonqualified Deferred Compensation in Fiscal Year 2019

101	Potential Payments Upon Termination or Change in Control

105	CEO Pay Ratio

106	Advisory Vote to Approve the Company’s Executive Compensation for 2019 (Proposal 2)

107	Director Compensation

109	Nonqualified Deferred Compensation Plans for Directors

111	Director Compensation for Fiscal Year 2019

113	Security Ownership

116	Equity Compensation Plans

117	Approval of Prologis, Inc. 2020 Long-Term Incentive Plan (Proposal 3)

128	Approval of an Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock (Proposal 4)

129	Audit Matters

130	Audit Committee Report

131	Independent Registered Public Accounting Firm

132	Ratification of the Appointment of the Independent Registered Public Accounting Firm (Proposal 5)

133	Additional Information

134	Proxy and Annual Meeting FAQ

140	Submitting Stockholder Proposals

142	Delinquent Section 16(a) Reports

142	Annual Report to Stockholders and Corporate Governance Documents

A-1	Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

B-1	Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting of the Stockholders. Please read it carefully.

The following summary highlights information contained in this proxy statement. This summary does not contain all the information you should consider and you should read the entire proxy statement before voting. For more complete information regarding our 2019 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2019. All company operational information in this proxy statement is for the year ended or as of December 31, 2019, unless otherwise noted. See Appendix A for definitions and discussion of non-GAAP measures and reconciliations to GAAP measures and for additional detail regarding definitions of terms as generally explained in the proxy statement. References in this proxy statement to “we,” “us,” “our,” the “company,” and “Prologis” refer to Prologis, Inc. and its subsidiaries, unless the context otherwise requires.

Proxy Summary

2019 Business Highlights

Our business model delivers results.

In 2019, we outperformed both operationally and in the equity markets for yet another successful year.

14.7%

net earnings per share 5-year compound annual growth rate

12%

Core FFO per share[1] 5-year compound annual growth rate

142.7%

five-year TSR [2]

Over 1,100 bps

outperformance over MSCI and Cohen & Steers REIT Indices in five-year TSR[3]

Prologis Park Lehigh Valley West, Alburtis, Pennsylvania

(1)

Core FFO per share is a non-GAAP measure. Please see Appendix A for a discussion and reconciliation to the most directly comparable GAAP measure and for a calculation of the compound annual growth rate of our Core FFO per share.

(2)

Total stockholder return (“TSR”) is calculated based on the stock price appreciation and dividends paid to show the total return to a stockholder over a period of time. TSR assumes dividends are reinvested in common stock on the day the dividend is paid.

(3)	MSCI US REIT Index is the “MSCI REIT Index” and the Cohen & Steers Realty Majors Portfolio Index is the “Cohen & Steers REIT Index.” Measured in 5-year annualized TSR.

For further detail, please see “Compensation Discussion and Analysis.”

Prologis Proxy Statement | March 20, 2020	1

Proxy Summary

2019 Compensation Highlights

Our compensation program rewards for performance.

No increase
In base salaries of our named executive officers ("NEOs") in the past four years
$1 CEO base salary
Starting in 2019

Prologis Park Kaiser, Fontana, California

Prologis Proxy Statement | March 20, 2020	2

Proxy Summary

2019 Environmental Stewardship, Social Responsibility and Governance (ESG) Highlights

We have a long-standing commitment to ESG leadership.

#1 Real Estate Company

2020 Global 100 Most Sustainable Corporations in the World by Corporate Knights (11th year on Global 100)

17 Consecutive Years

A leading REIT in corporate governance by Green Street

Continuous Board Refreshment

Five new directors in five years; appointed third female director in 2020

NAREIT Industrial Leader in the Light

Recognized for superior sustainability practices for eight consecutive years

Prologis Ports Carteret, Woodbridge, New Jersey

For further detail, please see “Board of Directors and Corporate Governance”, “Environmental Stewardship, Social Responsibility and Governance” and “Compensation Discussion and Analysis.”

Prologis Proxy Statement | March 20, 2020	3

Proxy Summary

Proposals Submitted to Vote at the 2020 Annual Meeting

■

We are asking our stockholders of record on March 6, 2020 to vote on the following matters at our 2020 annual meeting of stockholders to be held on April 29, 2020. Please see the section entitled “Additional Information” for details on how to vote and the vote required to approve those matters.

Board Recommendation

Proposal 1: Election of Directors

■ At the annual meeting you will be asked to elect to the board of directors (the “Board”) of Prologis, Inc. the eleven persons nominated by the Board. The directors will be elected to one-year terms and will hold office until the 2021 annual meeting and until their successors are duly elected and qualified.

For

Proposal 2: Advisory Vote to Approve the Company’s Executive Compensation for 2019

■ At the annual meeting you will be asked to approve a resolution on the company’s executive compensation for 2019 as reported in this proxy statement.

For

Proposal 3: Approval of the Prologis, Inc. 2020 Long-Term Incentive Plan ■ At the annual meeting you will be asked to approve the Prologis, Inc. 2020 Long-Term Incentive Plan.	For

Proposal 4: Approval of an Amendment to our Articles of Incorporation to Increase the

Number of Authorized Shares of Common Stock

■ At the annual meeting you will be asked to approve an amendment to our articles of incorporation to increase the number of authorized shares of common stock.

For

Proposal 5: Ratification of the Appointment of Independent Registered

Public Accounting Firm

■ At the annual meeting you will be asked to ratify the appointment of KPMG LLP by the Audit Committee (the “Audit Committee”) of the Board as the company’s independent registered public accounting firm for the year 2020.

For

Prologis Proxy Statement | March 20, 2020	4

Board of Directors and Corporate Governance

Board of Directors and

Corporate Governance

6	Prologis Corporate Governance Tear Sheet

7	Election of Directors (Proposal 1)

9	Board Evaluations and Process for Selecting Directors

10	Director Qualifications, Skills and Experience

13	Director Nominees

19	Director Independence

19	Board Leadership Structure

21	Board Committees

23	Other Governance Matters

Prologis Proxy Statement | March 20, 2020	5

Board of Directors and Corporate Governance

Prologis Corporate Governance Tear Sheet

Director Independence and Compliance

■ 91% of our Board is independent:(1) All directors, other than our chairman, are independent.

■ No related-party transactions.

■ No hedging or pledging of our securities.

■ All directors attended 75% or more of Board and Board committee meetings.

■ All directors are in compliance with our stock ownership guidelines (5x annual cash retainer).

Director Composition and Evaluation Process

■ Annual Board evaluation process involving Board, Board committee and individual director assessments: Administered by the chair of our Board Governance and Nomination Committee (the “Governance Committee”) and our lead independent director, with a third-party evaluation every other year.

■ Age/tenure policy: 75 years maximum age limit.(2) Impact of tenure on director independence is evaluated through our extensive annual Board evaluation process.

■ Our mix of director tenure, skills and background provides a balance of experience and institutional knowledge with fresh perspectives.

■ 10 out of 11 directors are independent, and three are female.(1)

Board Leadership	■ Lead independent director role with significant authority and responsibilities. ■ Chairman and CEO policy gives Board flexibility to determine best candidate for position.

Strong Stockholder Rights

■ Adopted proxy access with 3/3/20/20 market standard (adopted in 2016).(3)

■ No stockholder rights plan.

■ Irrevocably opted out of Maryland staggered board provisions: All directors elected annually (adopted in 2014).

■ Majority vote is the standard in uncontested director elections (adopted in 2007).

■ Stockholders can amend bylaws with majority vote (adopted in 1997).

(1)	Directors nominated for election at our 2020 annual meeting of stockholders.

(2)	Our governance guidelines provides that directors will not be nominated or appointed to the Board if they are, or would be, 75 years or older at the time of the election or appointment.

(3)	See “Additional Information” for further detail on proxy access.

Prologis Proxy Statement | March 20, 2020	6

Board of Directors and Corporate Governance

Election of Directors (Proposal 1)

■

The Board currently comprises of twelve directors, all of whom, except J. Michael Losh, are standing to be elected to the Board at the 2020 annual meeting of stockholders to hold office until the 2021 annual meeting and until their successors are duly elected and qualified. This includes Ms. Modjtabai, whom the Board appointed as a new director in February 2020 and has been nominated to stand for election to the Board at our 2020 annual meeting.

■

The Board has affirmatively determined that all of our director nominees, other than Hamid Moghadam, are independent directors in accordance with New York Stock Exchange (“NYSE”) rules, our governance guidelines and our bylaws.

■	Our bylaws provide for a majority voting standard for the election of directors. See “Additional Information—Majority Voting” for further detail.

■

We do not know of any reason why any nominee would be unable or unwilling to serve as a director, if elected. However, if a nominee becomes unable to serve or will not serve, proxies may be voted for the election of such other person nominated by the Board as a substitute or the Board may reduce the number of directors. Each of the director nominees has consented to be named in this proxy statement and to serve as a director if elected.

■	Information about each director nominee’s share ownership is presented below under “Security Ownership.”

■

Certain of the director nominees previously served on the Board of ProLogis (the “Trust”). In June 2011, AMB Property Corporation (“AMB”) and the Trust completed a merger transaction (the “Merger”) and, effective with the Merger, our name was changed from AMB Property Corporation to Prologis, Inc.

■

The shares represented by the proxies received will be voted for the election of each of the eleven nominees named below, unless you indicate in the proxy that your vote should be cast against any or all of the director nominees or that you abstain from voting. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until the earliest of his or her resignation, retirement or death.

■	The eleven nominees for election to the Board at the 2020 annual meeting, all proposed by the Board, are listed below, along with brief biographies.

The Board unanimously recommends that the stockholders vote FOR the election of each nominee.

Prologis Proxy Statement | March 20, 2020	7

Board of Directors and Corporate Governance

HOW IT WORKS
2020 Board Evaluations and Refreshment

Process

1. Board planning survey

2. Director interview questions based on stockholder feedback and key areas of focus

3. One-on-one director interviews covering Board level, Board committee and individual director assessments (by Governance Committee chair and lead director and every other year by an independent third party)

4. Report to Governance Committee

5. Board discussions and follow up

6. Identification of current Board needs

7. Identification of potential candidates and board interviews/discussion

2020 Evaluation Feedback

■  [            ]

■  [            ]

How the Board responded

■  Continued focus on female and otherwise diverse candidates that meet current needs of the company

■  [            ]

BOARD COMPOSITION AND DIVERSITY(1) Distribution of Tenure(2)
	27%	female (3 directors)
41 - 72 year age range
	84%	of our top 25 customers covered in the 10+ industries represented by the Board
	82%	of Board geographical composition(3) relates to key markets in which we do business

	5	new directors in last five years

(1)	Directors nominated for election at our 2020 annual meeting of shareholders.

(2)

Although the entire Board was rebuilt at the time of the AMB-ProLogis Merger in 2011 and the tenure of the rebuilt Board started at that time, we include Mr. Moghadam, Ms. Kennard, Mr. Webb and Mr. Skelton in the 12+ year category as they were directors of the legal acquirer prior to the Merger.

(3)	Based on geographical area of current residence.

Prologis Proxy Statement | March 20, 2020	8

Board of Directors and Corporate Governance

Board Evaluations and Process for Selecting Directors

■

Our annual Board evaluation process involves assessments at the Board, Board committee and individual director levels. Through this process, the Board determines who should be nominated to stand for election based on current company and Board needs.

■

In this process, directors complete a Board survey to identify key skills and characteristics currently needed for the Board, as well as to provide information relating to Board composition and planning.

■	Director interview questions are prepared based on current areas of focus as well as feedback from our stockholder outreach efforts.

■	Annual one-on-one director interviews are conducted by our lead independent director and chair of the Governance Committee and, every other year, by an independent third party.

■

The results of the director interviews are aggregated by our lead independent director, Governance Committee chair, and if applicable, the independent third party, and reported to the Governance Committee and then to our full Board.    Our Board will follow up on items identified in the evaluation process.

■

Our Governance Committee discusses Board succession and reviews potential candidates. This process takes place throughout the course of the year. Although the committee may retain third parties to assist in identifying potential nominees, it prefers internal references by directors who understand the needs and dynamics of the Board with a particular focus on inclusion and diversity of ideas and background.

■	[ ]

Prologis Proxy Statement | March 20, 2020	9

Board of Directors and Corporate Governance

Director Qualifications, Skills and Experience

■

Each of the director nominees was chosen to serve on the Board based on his or her qualifications, skills and experience, as discussed in their biographies, and how those characteristics serve the current needs of the Board and the company. For information about our business, strategy and goals, please see “Compensation Discussion and Analysis” (“CD&A”).

■

In making its nominations, the Governance Committee also assessed each director nominee by key characteristics, including courage to voice opinions, integrity, experience, accountability, good judgment, supportiveness in working with others and willingness to commit the time needed to satisfy the requirements of Board and committee membership.

■

While the Governance Committee does not have a formal policy regarding diversity, the committee is committed to maintaining Board diversity in thought, background and experience—a mix of gender, ethnic background, geographic origin and professional experience that supports our business strategy and the current needs of the Board.

■

Our governance guidelines provide that directors will not be nominated or appointed to the Board if they are, or would be, 75 years or older at the time of the election or appointment. Term limits on directors’ service have not been instituted.

Board composition and refreshment

■

The Governance Committee is focused on identifying qualified and diverse director candidates with commensurate experience and background. The Board’s current pool of potential candidates are mostly female and/or otherwise diverse candidates.

■

The Board comprises four directors with up to five years of tenure, three directors with tenure between six and eleven years and four with over twelve years of tenure. This mix provides an even balance of experience and institutional knowledge with fresh perspectives.

■	The Board is committed to regular refreshment to maintain an optimal balance of different perspectives and proper oversight over the company.

■

The Board was completely refreshed and rebuilt at the time of the Merger in 2011. The Merger essentially created a new company with a new operating and corporate platform. At that time, all directors underwent intensive review to determine which directors would best fit the newly created combined company.

■

Each director selected in this rebuilding process was onboarded as a new director to the newly established company. These directors were required to perform in a new governance environment, with new structures, processes, committees, charters and guidelines.

■

We have continued to refresh the Board since the Merger. David O’Connor onboarded as a new director in 2015, Olivier Piani in 2017, Cristina Bita and Philip Hawkins in 2018, and Avid Modjtabai in 2020. (In 2020, Mr. Hawkins took a position as executive chairman of a U.S. industrial real estate portfolio company and, as a result, decided to step down from our Board.)

■

Our director candidate search process actively identifies and assesses a pool of potential candidates through a variety of sources, primarily through internal references. This process will serve to continue to refresh the Board and maintain a balanced mix of new perspectives and experience.

Prologis Proxy Statement | March 20, 2020	10

Board of Directors and Corporate Governance

Board Qualifications

Director skills and experience support our business strategy.

■

We have deep experience on our Board covering all components of our business model. The Board believes a balance of perspectives from other industries is critical to well-rounded oversight and insight into the perspectives of our customers covering a wide range of industries. In addition to the qualifications discussed below, director experience in innovation and technology, like that of Ms. Modjtabai and Ms. Bita, supports our strategic initiatives that drive innovation, data analytics, procurement and ancillary revenue sources to stay ahead of the evolution of the supply chain and our customers’ needs.

Business Strategy	Director Experience Supporting Our Business	Financial Results(1)
Global Presence in the heart of the world’s most vibrant and active consumption centers results in relative outperformance	of our directors have global management experience	Net earnings per share [ ]-year compound annual growth rate and Core FFO per share [ ]-year compound annual growth rate greater than REIT Peer Group average(2)

Scale drives efficiency	of our directors have large-scale company executive management experience	AUM growth while G&A(3) /AUM decreased

Development enhances the bottom line	of our directors have real estate and logistics experience	$3.4B value created by our development business(4)

Strategic Capital boosts growth through fees and promotes	of our directors have investment and/or finance experience	$1.1B delivered in strategic capital fees and promotes

91% 100% 99% 55%

(1)	Over five-year period 2015-2019.

(2)

Our global platform outperformed the average of [    ] (        ) in net earnings per share and Core FFO per share compound annual growth rates by [    % and     %], respectively, over the last [    ] years. Core FFO per share is a non-GAAP measure. Please see Appendix A for a discussion and reconciliation to the most directly comparable GAAP measure and a calculation of the compound annual growth rate of our Core FFO per share.

Prologis Proxy Statement | March 20, 2020	11

Board of Directors and Corporate Governance

(3)	“G&A” are our general and administrative expenses.

(4)

Value created over our total expected investment through development and leasing activities based on current projections. Please see Appendix A for further detail regarding how we calculate “Value creation.” Development value creation is calculated across our owned and managed portfolio.

■

In addition to the fundamental characteristics necessary for all directors, such as courage, wisdom and good judgment, below are qualifications of our Board identified in our Board evaluation process as important to supporting our current business strategy. These characteristics are critical to strong oversight and proven long-term results.

	Real Estate/ Logistics(1)	CEO/Executive Management	Strategic Planning	Finance/ Accounting	Global Operations	Risk Management

H. Moghadam	✓	✓	✓	✓	✓	✓

C. Bita		✓	✓	✓	✓	✓

G. Fotiades		✓	✓	✓	✓	✓

L. Kennard	✓	✓	✓	✓		✓

I. Lyons III	✓	✓	✓	✓	✓	✓

A. Modjtabai		✓	✓	✓	✓	✓

D. O’Connor	✓	✓	✓	✓	✓	✓

O. Piani	✓	✓	✓	✓	✓	✓

J. Skelton		✓	✓	✓		✓

C. Webb		✓	✓	✓	✓	✓

W. Zollars	✓	✓	✓	✓	✓	✓

(1)	Includes development, operations, real estate investments and fund management.

Prologis Proxy Statement | March 20, 2020	12

Board of Directors and Corporate Governance

Director Nominees

Hamid R. Moghadam

■ Chairman of the Board since January 2000; Director since November 1997

Mr. Moghadam, 63, has been our Chief Executive Officer since the end of December 2012 and was our Co-Chief Executive Officer from June 2011 to December 2012. He is the co-founder of AMB Property Corporation and was AMB’s Chief Executive Officer from November 1997 (the time of AMB’s initial public offering) to June 2011 when AMB merged with the Trust.

Other relevant qualifications. Mr. Moghadam is on the board of the Stanford Management Company and formerly served as its chairman. He is a former trustee of Stanford University and previously served on the Executive Committee of the Board of Directors of the Urban Land Institute. Mr. Moghadam holds Bachelor’s and Master’s degrees in engineering from the Massachusetts Institute of Technology and a Master of Business Administration from the Graduate School of Business at Stanford University.

Board Committees: Executive Other public directorships: None

Irving F. Lyons III

■ Lead independent director since June 2011 (prior to the Merger served as a trustee of the Trust from September 2009 to June 2011 and from March 1996 to May 2006)

Mr. Lyons, 70, has been a principal with Lyons Asset Management, a private equity firm, since January 2005. In 2004, Mr. Lyons retired from the Trust where he served as chief investment officer from 1997 until his retirement. He joined the Trust in 1993 and served as president from 1999 to 2001 and vice chairman from 2001 to 2004. Mr. Lyons is a member of the boards of Equinix, Inc., a global data center operator, and Essex Property Trust, Inc., a real estate investment trust investing in apartment communities. Mr. Lyons previously served as chairman of the board of BRE Properties, Inc.

Other relevant qualifications. Mr. Lyons joined the Trust when King & Lyons, an industrial real estate management and development company, was acquired by the Trust in 1993. Mr. Lyons had been the managing general partner in that firm since its inception in 1979 and was one of its principals at the time of the acquisition. Mr. Lyons holds a Master in Business Administration from Stanford University and a Bachelor of Science in industrial engineering and operations research from the University of California at Berkeley.

Board Committees: Executive Other public directorships: Equinix, Inc. and Essex Property Trust, Inc.

Prologis Proxy Statement | March 20, 2020	13

Board of Directors and Corporate Governance

Cristina G. Bita

■ Director since May 2018

Ms. Bita, 41, is a Vice President of Finance at Google, and Business Finance Officer for Google’s Hardware and Virtual Reality & Augmented Reality organizations, as well as Global Marketing. She has served in a number of finance leadership roles since joining Google in 2006 across a range of business areas, including Global Partnerships and Business Development, Global Sales and Consumer Products. Prior to Google, Ms. Bita spent six years with Siemens/Osram, where she held various positions in Business Unit Controllership and Corporate FP&A.

Other relevant qualifications. Ms. Bita holds a Master of Science in Finance from the Boston College Wallace E. Carroll School of Management and a Bachelor of Science in Business Administration (Accounting) from Salem State University. Ms. Bita is also a Certified Management Accountant (CMA).

Board Committees: Audit Other public directorships: None

George L. Fotiades

■ Director since June 2011 (prior to the Merger served as a trustee of the Trust from December 2001 to June 2011)

Mr. Fotiades, 66, was appointed President and Chief Executive Officer of Cantel Medical Corp., a provider of infection prevention and control products, in March 2019. Mr. Fotiades was an operating partner at Five Arrows Capital Partners (Rothschild Merchant Banking) from April 2017 until March 2019. From April 2007 to April 2017, Mr. Fotiades was a partner, healthcare investments at Diamond Castle Holdings, LLP, a private equity firm. Mr. Fotiades was chairman of Catalent Pharma Solutions, Inc., a provider of advanced technologies for pharmaceutical, biotechnology, and consumer health companies, from June 2007 to February 2010. Mr. Fotiades is Chairman of the board of AptarGroup, Inc., a global dispensing systems company. He previously served on the board of Alberto-Culver Company, a consumer products company specializing in hair and skin care products.

Other relevant qualifications. Mr. Fotiades was previously the president and chief operating officer of Cardinal Health, Inc. and also served as president and chief executive officer of Cardinal’s Pharmaceutical Technologies and Services segment. Mr. Fotiades also served as president of Warner- Lambert’s consumer healthcare business, as well as in other senior positions at Bristol-Myers Squibb, Wyeth, and Procter & Gamble. Mr. Fotiades holds a Master of Management from The Kellogg School of Management at Northwestern University and a Bachelor of Arts from Amherst College.

Board Committees: Compensation (Chair) Other public directorships: AptarGroup, Inc. and Cantel Medical Corp.

Prologis Proxy Statement | March 20, 2020	14

Board of Directors and Corporate Governance

Lydia H. Kennard

■ Director since August 2004

Ms. Kennard, 65, is the founder and chief executive officer of KDG Construction Consulting, a provider of project and construction management services, a principal of Airport Property Ventures, LLC, an aviation focused real estate operating and development company, and a principal with 1031 N. Brand Boulevard, Glendale, LLC, a single-purpose real estate entity. Ms. Kennard is a member of the boards of Freeport-McMoRan Copper & Gold Inc., a natural resource company, and HCP, Inc., a healthcare real estate investment trust. Ms. Kennard was previously a member of the boards of URS Corporation, a provider of engineering, construction and technical services, and Intermec, Inc., an automated identification and data collection company.

Other relevant qualifications. Ms. Kennard served as executive director of Los Angeles World Airports, a system of airports comprising Los Angeles International, Palmdale Regional, and Van Nuys General Aviation Airports from 1999 to 2003 and again from 2005 to 2007. From 1994 to 1999, she served as the system’s deputy executive for design and construction. Ms. Kennard holds a Juris Doctor degree from Harvard University, a Master’s degree in city planning from the Massachusetts Institute of Technology, and a Bachelor of Science in urban planning and management from Stanford University.

Board Committees: Governance Other public directorships: Freeport-McMoRan Copper & Gold Inc. and HCP Inc.

Avid Modjtabai

■ Director since February 2020

Ms. Modjtabai, 58, serves as the Senior Executive Vice President and head of the Payments, Virtual Solutions and Innovation Group at Wells Fargo. Prior to that, she served in various leadership roles at Wells Fargo, including Group head for Wells Fargo Consumer Lending from 2011 to 2016, Chief Information Officer and head of Technology and Operations Group from 2008 to 2011, Chief Information Officer and head of technology from 2007 to 2008, and Director of Human Resources from 2005 to 2007. Ms. Modjtabai will be retiring from her position at Wells Fargo in March 2020.

Other relevant qualifications. Ms. Modjtabai holds a Master in Business Administration in finance from Columbia University and a Bachelor of Science in industrial engineering from Stanford University.

Other public directorships: Avnet, Inc.

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Board of Directors and Corporate Governance

David P. O’Connor

■ Director since January 2015

Mr. O’Connor, 55, is a private investor, managing partner of High Rise Capital Partners, LLC, a private real estate investment firm, and a non-executive co-chairman of HighBrook Investors LLC. He was the co-founder and senior managing partner of High Rise Capital Management LP, a real estate securities hedge fund manager that operated from 2001 to 2011. Mr. O’Connor is a member of the board of Regency Centers, Inc., a publicly traded real estate investment trust specializing in shopping centers. He previously served on the board of Songbird Estates plc, the former majority owner of Canary Wharf in London, UK and Paramount Group, Inc., a publicly traded real estate investment and management company specializing in office buildings.

Other relevant qualifications. Mr. O’Connor was previously a principal, co-portfolio manager and investment committee member of European Investors, Inc., a large dedicated real estate investment trust investor, from 1994 to 2000. Mr. O’Connor received a Master of Science in real estate from New York University and holds a Bachelor of Science degree from the Boston College Wallace E. Carroll School of Management.

Board Committees: Compensation Other public directorships: Regency Centers, Inc.

Olivier Piani

■ Director since May 2017

Mr. Piani, 66, is the chief executive officer and founder of OP Conseils, a consulting company in real estate and finance that Mr. Piani started in January 2016. Mr. Piani is also a senior consultant with Ardian, a major European private equity group. From September 2008 to December 2015, Mr. Piani was chief executive officer of Allianz Real Estate, the real estate and asset management investment platform for the Allianz Group.

Other relevant qualifications. From 1998 to 2008, Mr. Piani built the pan-European platform for GE Capital Real Estate spanning seven different countries. Prior to joining GE in 1998, Mr. Piani was chief executive officer of UIC-Sofal, a real estate bank. From 1982 to 1995, Mr. Piani held various leadership positions in the Paribas Group in Paris, New York and London. Mr. Piani is a graduate of Paris Ecole Superieure de Commerce de Paris and received a Master of Business Administration from Stanford University.

Board Committees: Audit Other public directorships: None

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Board of Directors and Corporate Governance

Jeffrey L. Skelton

■ Director since November 1997

Mr. Skelton, 70, retired in 2009 as president and chief executive officer of Symphony Asset Management, a subsidiary of Nuveen Investments, Inc., an investment management firm. After his retirement in 2009 and until 2013, Mr. Skelton was a co-founder and managing partner of Resultant Capital Partners, an investment management firm.

Other relevant qualifications. Prior to founding Symphony Asset Management in 1994, Mr. Skelton was with Wells Fargo Nikko Investment Advisors from 1984 to 1993, where he served in a variety of capacities, including chief research officer, vice chairman, co-chief investment officer and chief executive officer of Wells Fargo Nikko Investment Advisors Limited in London. Previously, Mr. Skelton was also an assistant professor of finance at the University of California at Berkeley, Walter A. Haas School of Business. Mr. Skelton holds a Ph.D. in mathematical economics and finance and a Master of Business Administration from the University of Chicago.

Board Committees: Governance (Chair), Executive (Chair) Other public directorships: None

Carl B. Webb

■ Director since August 2007

Mr. Webb, 70, is currently a co-managing member of Ford Financial Fund II, L.P. and Ford Financial Fund III, L.P., private equity firms focusing on equity investments in financial services, a position he has held since February 2012 and March 2019, respectively. Mr. Webb has served as chairman of the Mechanics Bank board since April 2015. From June 2008 until December 2012, Mr. Webb was a senior partner of Ford Management, L.P. Mr. Webb was also the chief executive officer and a board member of Pacific Capital Bancorp and chairman of Santa Barbara Bank and Trust from August 2010 until December 2012. Mr. Webb has also served as a consultant to Hunter’s Glen/Ford, Ltd., a private investment partnership, since November 2002. Additionally, Mr. Webb is a member of the board of Hilltop Holdings Inc., a publicly traded financial services holding company.

Other relevant qualifications. Mr. Webb previously served on the boards of Plum Creek Timber Company, M & F Worldwide Corp. and Triad Financial SM LLC, where he was co-chairman from July 2007 to October 2009 and served as interim president and chief executive officer from August 2005 to June 2007. Since 1983, Mr. Webb held executive positions at banking institutions, including Golden State Bancorp, Inc. and its subsidiary, California Federal Bank, FSB, First Madison Bank, FSB, First Gibraltar Bank, FSB and First National Bank at Lubbock. Mr. Webb holds a Bachelor of Business Administration from West Texas A&M University and a graduate banking degree from Southwestern Graduate School of Banking at Southern Methodist University.

Board Committees: Audit (Chair) Other public directorships: Hilltop Holdings Inc.

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Board of Directors and Corporate Governance

William D. Zollars

■ Director since June 2011 (prior to the Merger served as a trustee of the Trust from December 2001 to May 2010)

Mr. Zollars, 72, retired from YRC Worldwide, Inc., a global transportation service provider, in July 2011 where he served as chairman, president, and chief executive officer from 1999 until his retirement. He was president of Yellow Transportation, Inc. from 1996 to 1999. Mr. Zollars is a member of the boards of Cerner Corporation, a supplier of healthcare information technology solutions, healthcare devices and related services, and CIGNA Corporation, a global health service organization.

Other relevant qualifications. Mr. Zollars was previously a senior vice president of Ryder Integrated Logistics, a division of Ryder System, Inc. and he spent 24 years in various executive positions, including eight years in international locations, at Eastman Kodak. Mr. Zollars holds a Bachelor of Arts in economics from the University of Minnesota.

Board Committees: Governance, Compensation Other public directorships: Cerner Corporation and CIGNA Corporation

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Board of Directors and Corporate Governance

Director Independence

We require that a majority of the Board be independent in accordance with NYSE rules. To determine whether a director is independent, the Board must affirmatively determine that there is no direct or indirect material relationship between the company and the director.

91% of the Board is independent.

■	The Board has determined that all our directors other than our chairman, Mr. Moghadam, are independent.

The Board reached this determination after considering all relevant facts and circumstances, reviewing director questionnaires and considering transactions and relationships, if any, between us, our affiliates, our executive officers and their affiliates, and each of the directors, members of each of their immediate families and their affiliates.

Audit, Governance and Talent and Compensation Committees are 100% independent.

■

The Board has also determined that all members of the Audit, Governance and Talent and Compensation Committees of the Board are independent in accordance with NYSE and Securities and Exchange Commission (“SEC”) rules.

Board Leadership Structure

Our governance guidelines do not specify a leadership structure for the Board, allowing the Board the flexibility to choose the best option for the company as circumstances warrant. The Board believes that strong independent leadership ensures effective oversight over the company. Such independent oversight is maintained through:

■	our lead independent director;

■	our independent directors;

■	the Audit, Governance and Talent and Compensation Committees, which are all comprised entirely of independent directors;

■	annual review of the Board leadership structure and effectiveness of oversight through the Board evaluation process; and

■	strong adherence to our governance guidelines.

All of our independent directors have the ability to provide input for meeting agendas and are encouraged to raise topics for discussion by the Board. In addition, the Board and each Board committee has complete and open access to any member of management.

Each committee has the authority to retain independent legal, financial and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. The Board also holds regularly scheduled executive sessions of only independent directors in order to promote free and open discussion among the independent directors.

Chairman and CEO assessment

Our chairman and CEO and our lead independent director act together in a system of checks and balances, providing both strong oversight and operational insight.

Our CEO, Mr. Moghadam, serves as chairman of the Board. The lead independent director role is focused on ensuring independent oversight of the company. Mr. Moghadam’s roles as both CEO and chairman enable him to act as a bridge between management and the Board, ensuring that the Board understands our business when making its decisions.

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Board of Directors and Corporate Governance

Mr. Moghadam has the breadth of experience to execute our unique business plan and to provide special insights to the Board.

Very few have experience running a public company with extensive global operations and substantial strategic capital and development businesses. Mr. Moghadam co-founded the company and has served on the Board since the company’s initial public offering in November 1997. As one of our founders, Mr. Moghadam has extensive knowledge and expertise in the real estate and REIT industries, as well as history and knowledge of our company.

Considering all of these factors, the Board believes that a structure that combines the roles of CEO and chairman, along with an independent lead director, independent chairs for each of the Board committees and independent non-employee directors, provides the best leadership for the company at this time and places the company in a competitive position to provide long-term value to our stockholders.

Lead independent director

If the offices of chairman and CEO are held by the same person, the independent members of the Board will annually elect an independent director to serve in a lead capacity. The lead independent director is generally expected to serve for more than one year. Mr. Lyons has been selected as the lead independent director by our Governance Committee and the independent members of our Board and has served in that capacity for nearly nine years.

The lead independent director coordinates the activities of the other independent directors and performs other duties and responsibilities as determined by the Board.

The specific responsibilities of the lead independent director are currently as follows:

Executive Sessions/ Committee Meetings

■ Presides at all meetings of the Board at which the chairman is not present, including executive sessions of the independent directors (generally held at every regular Board meeting)

■ Attends meetings of the various Board committees regularly

Meetings of Independent Directors	■ Has the authority to call meetings of the independent directors and set the agenda

Board Evaluations

■ Oversees, with the chair of the Governance Committee, annual evaluations of the Board, Board committees and individual directors, including an evaluation of the chairman’s effectiveness as both chairman and CEO

Liaison with Chairman and CEO	■ Serves as liaison between the independent directors and the chairman ■ Meets regularly between Board meetings with the chairman and CEO

Board Processes and Information

■ Ensures the quality, quantity, appropriateness and timeliness of information provided to the Board and provides input to create meeting agendas

■ Ensures that feedback is properly communicated to the Board and chairman

■ Ensures the institution of proper Board processes, including the number, frequency and scheduling of Board meetings and sufficient time for discussion of all agenda items

Communications with Stockholders	■ Responds to and communicates with stockholder inquiries when appropriate, following consultation with the chairman and CEO

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Board of Directors and Corporate Governance

Board Committees

Pursuant to the Maryland General Corporation Law and our bylaws, our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through our executive management team.

The four standing committees of the Board are: Audit, Governance, Talent and Compensation (the “Compensation Committee”) and Executive Committee (the “Executive Committee”). The Board has determined that each member of the Audit, Governance and Compensation Committees is an independent director in accordance with NYSE rules.

The current membership information for our Board committees is presented below.

Each committee has a charter which generally states the purpose of the committee and outlines the committee’s structure and responsibilities. The committees, other than the Executive Committee, must review their charter on an annual basis.

PROLOGIS BOARD COMMITTEES

Audit Committee

Members: Carl Webb (Chair), Cristina Bita, Olivier Piani, J. Michael Losh and Avid Modjtabai (appointed in February 2020)

Number of Meetings in 2019: 9

■	Oversees the financial accounting and reporting processes of the company

■	Responsible for the appointment, compensation and oversight of our public accountants

■

Monitors: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our public accountant’s qualifications and independence; and (iv) the performance of our internal audit function and public accountants

■	Oversees financial and cybersecurity risks relating to the company

■

All committee members are designated by the Board as “audit committee financial experts” in accordance with SEC regulations and meet the independence, experience and financial literacy requirements of the NYSE and Section 10A of the Securities Exchange Act of 1934, as amended

Talent and Compensation Committee

Members: George Fotiades (Chair), David O’Connor and William Zollars

Number of Meetings in 2019: 5

■	Discharges the Board’s responsibilities relating to compensation of directors and executives and produces an annual report on executive compensation for inclusion in the proxy statement

■	Approves and evaluates our director and officer compensation plans, policies and programs

■	Reviews and recommends to the Board corporate goals and objectives relative to the compensation of our CEO

■	Evaluates our CEO’s performance in light of corporate goals and objectives, and sets the CEO’s compensation level based on this evaluation, including incentive and equity-based compensation plans

■	Sets the amount and form of compensation for the executive officers who report to the CEO

■

Makes recommendations to the Board (including recommendations for non-employee directors) on general compensation practices, including incentive and equity-based compensation plans, and adopts, administers and makes awards under annual and long-term incentive compensation and equity-based compensation plans, including any amendments to the awards under any such plans, and reviews and monitors awards under such plans

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Board of Directors and Corporate Governance

■

Reviews and approves any new employment agreements, change in control agreements and severance or similar termination payments proposed to be made to the CEO or any other executive officer of the company

■	Confirms that relevant reports are made to the Board or in periodic filings as required by governing rules and regulations of the SEC and NYSE

■	Reviews and discusses with management CD&A and determines whether to recommend its inclusion in the proxy statement to the Board

■	Participates in succession planning for key executives

■	Focuses on risks relating to remuneration of our officers and employees and administers our equity compensation plans, our nonqualified deferred compensation arrangements and our 401(k) plan

■	Advises management in attracting, developing and retaining key employees, including review of inclusion and diversity initiatives

Board Governance and Nomination Committee

Members: Jeffrey Skelton (Chair), Lydia Kennard and William Zollars

Number of Meetings in 2019: 3

■	Reviews and makes recommendations to the Board on Board organization and succession matters

■	Assists the full Board in evaluating the effectiveness of the Board and its committees

■	Reviews and makes recommendations for committee appointments to the Board

■	Identifies individuals qualified to become Board members consistent with any criteria approved by the Board and proposes to the Board a slate of nominees for election to the Board

■	Assesses and makes recommendations to the Board on corporate governance matters

■	Develops and recommends to the Board a set of corporate governance principles applicable to the company

■	Assists the Board in reviewing and approving the company’s activities, goals and policies concerning ESG matters

■	Reviews the adequacy of our governance guidelines on an annual basis and focuses on reputational and corporate governance risks

Executive Committee

Members: Jeffrey Skelton (Chair), Irving Lyons III and Hamid Moghadam

Number of Meetings in 2019: 0

■	Acts only if action by the Board is required, the Board is unavailable and the matter is time-sensitive

■	Has all of the powers and authority of the Board, subject to such limitations as the Board, the committee’s charter and/or applicable law, rules and regulations may from time to time impose

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Board of Directors and Corporate Governance

Other Governance Matters

Board’s role in risk oversight

Risk awareness is embedded throughout our operations, underpinned by an integrated framework for identifying, assessing and managing risk.

The Board has the primary responsibility for overseeing risk management of the company. Oversight for certain specific risks falls under the responsibilities of our Board committees.

■	The Audit Committee focuses on financial and cybersecurity risks relating to the company.

■	The Compensation Committee focuses on risks relating to talent retention and remuneration of our officers and employees.

■	The Governance Committee focuses on reputational and corporate governance risks and ESG.

These committees regularly advise the full Board of their risk oversight activities.

Critical components of our risk oversight framework include regular communication among the Board, our management executive committee and our risk management infrastructure to identify, assess and manage risk.

Identifying, Managing and Assessing Risks

Our risk oversight framework includes:

■	Board engagement with executive and risk management teams including multi-dimensional risk reviews, risk assessment mapping and one-on-one interviews between each director and our risk management team

■	Executive management committee meetings focused on strategic risks

■	A structured approach to capital deployment vetted through weekly investment committee meetings

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Board of Directors and Corporate Governance

■	Management of one of the strongest balance sheets in the REIT industry achieved by lowering our financial risk and foreign currency exposure

■	Rigorous internal and third-party audits assessing the company’s controls and procedures

■	Centralized team dedicated to managing risk globally and staying closely engaged with Prologis’ teams at the individual market level

CEO and management succession planning

The Board is responsible for ensuring that we have a high-performing management team in place. The Board, with the assistance of the Compensation Committee, regularly conducts a detailed review of management development and succession planning activities to ensure that top management positions, including the CEO position, can be filled without undue interruption.

Our succession planning process is two-tiered to ensure orderly succession. One tier contemplates succession planning in the case of an emergency during which one or more members of our current management are unable to perform their duties. The second tier involves long-term planning to identify and develop talent with potential to step in as our future management team. As part of our longer term succession planning, we made changes in 2019 to our organizational architecture to prepare the company for the next chapter in its evolution. Executive roles were reorganized to drive our platform initiatives focusing on customer centricity and extracting value beyond our real estate while allowing for growth opportunities for the next generation of potential leaders.

Communications with directors

We appreciate your input. You can communicate with any of the directors, individually or as a group, by writing to them in care of Edward S. Nekritz, Secretary, Prologis, Inc., Pier 1, Bay 1, San Francisco, California 94111. Each communication intended for the Board and received by the secretary that is related to the operation of the company and is not otherwise commercial in nature will be forwarded to the specified party following its clearance through normal security procedures. The directors will be advised of any communications that were excluded through normal security procedures as appropriate and they will be made available to any director who wishes to review them.

Director attendance

The Board held nine meetings in 2019, including telephonic meetings, and all of the directors attended 75% or more of the aggregate number of Board and applicable committee meetings on which he or she served during 2019 (held during the periods they served). Each director standing for election in 2020 is expected to attend the annual meeting of stockholders, either in person or telephonically, absent cause. All of our directors attended the annual meeting last year, in person or telephonically.

Director compensation

Please see “Director Compensation” and the table titled “Directors Compensation for Fiscal Year 2019.”

Stock ownership guidelines and prohibition on hedging/pledging

Our directors must comply with our stock ownership guidelines which require the director to maintain an ownership level in our common stock equal to five times the annual cash retainer (a total of $600,000 as of December 31, 2019). Shares

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Board of Directors and Corporate Governance

included as owned by directors for purposes of the guidelines include common stock owned, vested or unvested equity awards (restricted stock, restricted stock units, shares and share units deferred under the terms of the Director Deferred Fee Plan or the applicable non-qualified deferred compensation plan, deferred share units and dividend equivalent units) and operating partnership or other partnership units exchangeable or redeemable for common stock. Until such time as the ownership thresholds are met, we will require directors to retain and hold 50% of any net shares of our common stock issued to our directors under our equity compensation plans.

Additionally, our insider trading policy prohibits our directors and employees from hedging the economic risk of ownership of our common stock and from pledging shares of our common stock.

All of our directors and executive officers are currently in compliance with the stock ownership guidelines and the prohibition on hedging and pledging our common stock.

Independent compensation consultant

The Compensation Committee directly engages an outside compensation consulting firm, Frederic W. Cook & Co., Inc. (“FW Cook”) to assist the committee in assessing our compensation programs for our Board, our CEO and other members of executive management. FW Cook reports directly to the Compensation Committee. FW Cook receives no compensation from the company other than for its work in advising the Compensation Committee and maintains no other economic relationships with the company. FW Cook interacts directly with members of our management only on matters under the Compensation Committee’s oversight.

FW Cook conducted a comprehensive competitive review of the compensation program for our executive officers and our non-employee directors in 2019, which was used by the Compensation Committee to assist it in making compensation recommendations to the Board. Our CEO makes separate recommendations to the Compensation Committee concerning the form and amount of the compensation of our executive officers (excluding his own compensation). FW Cook has also assisted the Compensation Committee in evaluating the design of certain outperformance compensation plans implemented in 2012.

Annually, the Compensation Committee considers the independence of FW Cook in light of the rules regarding compensation committee advisor independence mandated under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). The Compensation Committee reviewed factors, facts and circumstances regarding compensation consultant independence, including a letter from FW Cook addressing FW Cook’s and their consulting team’s independent status with respect to the following factors: (i) other services provided to us by FW Cook; (ii) fees we pay to FW Cook as a percentage of their total revenues; (iii) FW Cook’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship between FW Cook or members of their consulting team that serves the Compensation Committee and a member of the Compensation Committee; (v) any shares of our stock owned by FW Cook or members of their consulting team that serves the Compensation Committee; and (vi) any business or personal relationships between our executive officers and FW Cook or members of their consulting team that serves the Compensation Committee. After discussing these factors, facts and circumstances, the Compensation Committee affirmed the independent status of FW Cook and concluded that there are no conflicts of interest with respect to FW Cook.

Compensation Committee interlocks and insider participation

No member of the Compensation Committee (i) was, during the year ended December 31, 2019, or had previously been, an officer or employee of the company or (ii) had any material interest in a transaction with the company or a business relationship with, or any indebtedness to, the company. No interlocking relationships existed during the year ended December 31, 2019, between any member of the Board or the Compensation Committee and an executive officer of the company.

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Board of Directors and Corporate Governance

Code of Ethics and Business Conduct and Governance Guidelines

The Board has adopted a code of ethics and business conduct that applies to all employees and directors. The Board has formalized policies, procedures and standards of corporate governance that are reflected in our Governance Guidelines.

Our Code of Ethics and Business Conduct outlines in great detail the key principles of ethical conduct expected of our employees, officers and directors, including matters related to conflicts of interest, use of company resources, fair dealing, and financial reporting and disclosure. The code establishes formal procedures for reporting illegal or unethical behavior to the company’s internal ethics committee. These procedures permit employees to report any concerns, including concerns about the company’s accounting, internal accounting controls or auditing matters, on a confidential or anonymous basis if desired. Employees may contact the ethics committee by email, in writing, by web-based report or by calling a toll-free telephone number. Any significant concerns are reported to the Audit Committee in accordance with the code.

Simultaneous Board service

Our governance guidelines require that, if a director serves on three or more public company boards simultaneously, including our Board, a determination is made by our Board as to whether such simultaneous service impairs the ability of such member to effectively serve the company. Messrs. Fotiades, Losh, Lyons and Zollars and Ms. Kennard currently serve on at least three public company boards, including our Board. In each case, our Board has determined that such simultaneous board service does not impair the Board member’s ability to be an effective member of our Board. None of our directors currently serve on more than three public company boards (including our Board) other than Mr. Losh, who is not standing for re-election to our Board.

Certain relationships and related party transactions

We do not have any related party transactions to report under relevant SEC rules and regulations. According to our Articles of Incorporation, the Board may authorize any agreement or other transaction with any party even though one or more of our directors or officers may be a party to such an agreement or is an officer, director, stockholder, member or partner of the other party if: (i) the existence of the relationship is disclosed or known to the Board, and the contract or transaction is authorized, approved or ratified by the affirmative vote of not less than a majority of the disinterested directors, even if they constitute less than a quorum of the Board; (ii) the existence is disclosed to the stockholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote (excluding shares owned by any interested director or officer or the organization in which such person is a director or has a material financial interest); or (iii) the contract or transaction is fair and reasonable to the company.

We recognize that transactions between us and related parties can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the company’s best interests and the best interests of our stockholders. Related parties may include our directors, executives, significant stockholders and immediate family members and affiliates of such persons. Accordingly, several provisions of our code of ethics and business conduct are intended to help us avoid the conflicts and other issues that may arise in transactions between us and related parties, prescribing that:

■	employees will not engage in conduct or activity that may raise questions as to the company’s honesty, impartiality or reputation or otherwise cause embarrassment to the company;

■	employees shall not hold financial interests that conflict with, or leave the appearance of conflicting with, the performance of their assigned duties;

■	employees shall act impartially and not give undue preferential treatment to any private organization or individual; and

■	employees should avoid actual conflicts or the appearance of conflicts of interest.

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Board of Directors and Corporate Governance

These provisions of our code of ethics and business conduct may be amended, modified or waived by the Board or the Governance Committee, subject to the disclosure requirements and other provisions of the rules and regulations of the SEC and the NYSE.

No waivers of our code of ethics and business conduct were granted in 2019.

Although we do not have detailed written procedures concerning the waiver of the application of our code of ethics and business conduct or the review and approval of transactions with directors or their affiliates, our directors would consider all relevant facts and circumstances in considering any such waiver or review and approval.

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Executive Officers

Executive Officers

Biographies of our executive officers as of March 2020, other than Mr. Moghadam, are presented below. Information for Mr. Moghadam is included above under “Board of Directors and Corporate Governance.” All of our executive officers are treated as named executive officers (each an “NEO”) for purposes of this proxy statement.

Thomas S. Olinger: Chief Financial Officer

Mr. Olinger, 53, has been our chief financial officer since May 2012 and was our chief integration officer from June 2011 to May 2012. Mr. Olinger was the chief financial officer of AMB from March 2007 to June 2011. Prior to joining AMB in February 2007, Mr. Olinger was the vice president and corporate controller at Oracle Corporation, an enterprise software company and provider of computer hardware products and services. Prior to his employment with Oracle, Mr. Olinger was an accountant and partner at Arthur Andersen LLP, where he served as the lead partner on our account from 1999 to 2002. Since January 2011, Mr. Olinger has served as a director of American Assets Trust, a real estate investment trust investing in office, retail and residential properties. Mr. Olinger holds a Bachelor of Science in finance from the Kelley School of Business at Indiana University.

Eugene F. Reilly: Chief Investment Officer

Mr. Reilly, 58, was appointed our chief investment officer in March 2019. Mr. Reilly was our CEO, the Americas, from June 2011 until March 2019, and he served as president, the Americas, as well as a number of other executive positions, at AMB from October 2003 until the Merger in June 2011. Mr. Reilly serves on the technical committee of FIBRA Prologis, a publicly traded Mexican REIT that is sponsored and managed by the company. Prior to joining AMB in October 2003, Mr. Reilly was chief investment officer of Cabot Properties, Inc., a private equity industrial real estate firm of which he was also a founding partner. From August 2009 until December 2015, Mr. Reilly served as a director of Strategic Hotels and Resorts, an owner and asset manager of high-end hotels and resorts. Mr. Reilly holds an A.B. degree in economics from Harvard College.

Edward S. Nekritz: Chief Legal Officer, General Counsel and Secretary

Mr. Nekritz, 54, has been our chief legal officer, general counsel and secretary since the Merger in June 2011. Mr. Nekritz was general counsel of the Trust from December 1998 to June 2011 and secretary of the Trust from March 1999 to June 2011. Mr. Nekritz serves on the technical committee of FIBRA Prologis. Prior to joining the Trust in September 1995, Mr. Nekritz was an attorney with Mayer, Brown & Platt (now Mayer Brown LLP). Mr. Nekritz holds a Juris Doctor degree from the University of Chicago Law School and an A.B. degree in government from Harvard College.

Gary E. Anderson: Chief Operating Officer

Mr. Anderson, 54, was appointed our chief operating officer in March 2019. Mr. Anderson was our CEO, Europe and Asia, from June 2011 until March 2019. Mr. Anderson held various positions with the Trust from August 1994 to June 2011, including head of the Trust’s global fund business from March 2009 to June 2011 and president of the Trust’s European operations from November 2006 to March 2009. Prior to joining the Trust, Mr. Anderson held various positions with Security Capital Group Incorporated, a diversified real estate investment company. Mr. Anderson holds a Master of Business Administration in finance and real estate from the Anderson Graduate School of Management at the University of California at Los Angeles and a Bachelor of Arts in marketing from Washington State University.

Michael S. Curless: Chief Customer Officer

Mr. Curless, 56, was appointed our chief customer officer in March 2019. Mr. Curless was our chief investment officer from June 2011 until March 2019. Mr. Curless was chief investment officer of the Trust from September 2010 to June 2011, and he was with the Trust in various capacities from August 1995 through February 2000. Mr. Curless was president and a principal at Lauth, a privately held national construction and development firm, from March 2000 until rejoining the Trust in September 2010. Prior thereto, he was a marketing director with the Trammell Crow Company. Mr. Curless holds a Master of Business Administration in finance and marketing and a Bachelor of Science in finance from the Kelley School of Business at Indiana University.

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Environmental Stewardship, Social Responsibility and Governance

Environmental Stewardship, Social

Responsibility and Governance (ESG)

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Environmental Stewardship, Social Responsibility and Governance

Prologis ESG Value Creation

E Driving operational efficiency through customer centricity

S Building stakeholder relationships that strengthen our business

G Providing strong oversight over the resilience of our business

45%
Average Energy Savings[(1)]

82%
Global Customer Retention[(2)]

17 years
As a leading REIT in corporate governance[(3)]

■

Good business. Prologis ESG boosts operational efficiencies, builds long-term relationships with our customers, investors, employees and the communities in which we develop, and ensures resilience across our global platform.

■

Longstanding commitment and forward thinking approach. Since our inception more than 30 years ago, our ESG leadership has been a business strategy, a competitive differentiator engrained in the culture of our organization. This long view has paid off—positioning us in the top echelon in ESG, not just in our industry, but in the world.

(1)	Average over the five-year period (2015-2019) for developed buildings certified through our LEED volume program compared to a market base case per LEED certification methodology.

(2)	Retention of customers across our global portfolio in 2019 based on square footage of leases commenced vs. leases expired.

(3)	By Green Street Advisors.

Prologis Proxy Statement | March 20, 2020	30

Environmental Stewardship, Social Responsibility and Governance

ENVIRONMENTAL STEWARDSHIP AT PROLOGIS

Future-Proofing Our Building Design to Stay Ahead of Customer Needs

Our customers turn to us for modern, sustainable buildings in today’s fast-evolving logistics landscape.

■

Customers require solutions as they seek to be closer to the end-consumer. Noise and fuel emission restrictions in dense population centers, for example, are driving the use of alternatively fueled vehicles. We have piloted electric vehicle (EV) charging systems in Europe and China to get ahead of this trend. Confirming our predictions, most of our top 10 customers have recently announced significant investments in EV.

■

Our customers benefit from our scale, resources and expertise across our global platform. An example of how our innovations in one corner of the world benefit our customers in others, we piloted smart meters in the UK and central Europe, including online systems and a mobile application for remote energy management. Now, we are rolling out this technology across Europe and beyond.

(1)	T5 and T8 fluorescent and LED lighting.

Prologis Proxy Statement | March 20, 2020	31

Environmental Stewardship, Social Responsibility and Governance

Customer-Focused LED Lighting and Solar Solutions

■

Our investments in energy solutions align our environmental ambitions with those of our customers. Many of our top 10 customers have declared ambitious carbon reduction goals and customers have sought our expertise in sustainable build. As an example, L’Oreal chose us to build their flagship facility designed for carbon-neutral operation in Muggensturm, Germany. This state-of-the-art facility won the 2019 Logix Award for outstanding logistics real estate development in Germany.

■

Positioning our portfolio for greater energy efficiency enables us and our customers to stay ahead of changing expectations and regulations regarding carbon emissions. In the UK, as an example, we build to BREEAM-certified standards that keep us ahead of evolving local codes requiring greater energy efficiency in order to operate.

■

Demonstrating our commitment to energy solutions, our investment committee reviews every investment opportunity for solar and LED installation potential. We invest in ESG and solar where it makes sense for our business through the generation of ancillary revenues or other positive returns.

Prologis LED Essentials: Using our scale to benefit our customers

■

Prologis led the charge to establish LED lighting as a standard in logistics real estate. In 2019 alone, an additional 50 MSF of our portfolio realized the productivity benefits of LEDs. Since 2017, we have more than doubled our LED coverage.

■

Our LED Essentials program allows customers to upgrade their lighting without upfront capital costs. We agree to replace the customer’s lighting for $0.01 per square foot per month for five years. The customer retains 100% of the energy/maintenance savings making their total cost less than $0.01/sf per month.

■

LED Essentials is designed to allow all customers, of all sizes and in all markets, to enjoy the benefits of LED lighting. LEDs can foster a better work environment by enhancing safety and boosting employee productivity. Another upside is that appealing workspaces can result in higher employee satisfaction and, thus, promote lower turnover—a definite plus for our customers.

Prologis Proxy Statement | March 20, 2020	32

Environmental Stewardship, Social Responsibility and Governance

Prologis SolarSmart: Making renewable energy easy and accessible to customers

■

Prologis has been a leader in building solar-generating capacity on our rooftops, with 212 MW installed at the end of 2019 (the equivalent of powering 32,800 average-sized homes for a year). By the end of Q2 2019, we had already exceeded our 2020 goal of 200 MW and have set a new goal of 400 MW by 2025.

■

The Prologis SolarSmart program allows customers to reap the financial, operational and ESG benefits of solar without upfront capital costs or long-term financial commitments. The customer pays only for the solar energy they use, and they can apply for renewable energy credits to offset their conventional energy use.

Prologis International Park of Commerce, Tracy, California

#1

Real estate company in U.S.[1]

#3

Overall for onsite solar installations among U.S. corporations[1]

(1)	According to 2018 ranking by Solar Energy Industries Association (SEIA).

Prologis Proxy Statement | March 20, 2020	33

Environmental Stewardship, Social Responsibility and Governance

ESG Real Estate Innovations – Our UK Team in Action

Prologis DIRFT III DC2: Saving energy and reducing customer costs

■	Prologis DIRFT III DC2 achieved a BREEAM “Excellent” accreditation and EPC-A rating.

■

DIRFT III features a solar panel system that, when coupled with the use of batteries to store energy produced by the system, has saved our customers more than 40% of their energy costs through on-site generation.

■

To maximize energy use, we installed a motion-sensitive LED lighting system with a wireless control network, which we co-developed with a supplier. Applying this technology to other facilities and further enhancing its capabilities, we are finding ways to use sensors to measure air quality and track movement in warehouses to help our customers make their operational flow more efficient.

Prologis Proxy Statement | March 20, 2020	34

Environmental Stewardship, Social Responsibility and Governance

SOCIAL RESPONSIBILITY AT PROLOGIS

Relationships Strengthen Our Business

Long-term partnerships that pay off

■

Building relationships is critical given that repeat customers lease about 60% of our portfolio across the globe. These relationships are also crucial during stringent development and entitlement processes, as we can show our commitment to being long-term partners in the communities in which we build and operate.

■

Committed to customer centricity, we initiated our net promoter score (NPS) program, measuring customer satisfaction and loyalty. Ranking among the best brands in the world, our NPS score is about 67% higher than the B2B average for commercial real estate. Strong NPS scores have been shown to correlate with faster revenue growth, higher customer retention and loyalty and decreased sensitivity to price.(1)

■

Our civic engagement deepens our presence in communities in which we do business. Supporting over 225 non-profits, we have contributed more than $12.0 million to charities and $5.2 million of in-kind rent donated through our Space for Good program in the last five years. Since 2015, we have spent over 59,000 hours helping communities through efforts such as IMPACT Day, our annual day of global service.

■

Investment in our communities also builds culture and strengthens our relationships with our employees. Our employees have told us, through numerous surveys over the years, that they place great importance in working for a company committed to ESG, and that they are proud of our commitment to volunteerism.

(1)	Bain & Company 2018.

Prologis Proxy Statement | March 20, 2020	35

Environmental Stewardship, Social Responsibility and Governance

Prologis Labor Solutions: Innovating to Solve our Customers’ Pain Points

Prologis Community Workforce Initiative: A win-win for us, our customers and our communities

■ Our customers have told us that finding and keeping qualified labor is their biggest pain point.

■ We listened. In 2018, we launched our Prologis Community Workforce Initiative (CWI), partnering with community organizations and municipalities to provide training for careers in logistics. By developing training programs and workplace curricula, we have opened up opportunities for individuals of all ages and backgrounds, including those in underserved communities.

■	CWI boosts local economies by upskilling workers, while creating new pathways to employment in the booming logistics industry.

■

Strengthening our relationships with communities, CWI proves our value and commitment to being a long-term partner in the locations in which we build and operate. CWI is a competitive advantage in securing transactions and entitlements as, through CWI, we can offer more than the typical real estate company can as the only real estate company with a team and resources dedicated to logistics workforce training.

■

CWI’s next steps include a Prologis-branded online curriculum with industry certifications to prepare workers for logistics jobs of today and tomorrow. We are piloting cutting-edge technologies in workforce training, such as digital training delivered via mobile devices and augmented reality solutions for supervisor training. We have also entered into a national partnership that will enable us to further scale the program and build out funding and training infrastructures.

■	To date, we have developed partnerships with community-based organizations in major logistics markets such as Los Angeles, Chicago, Miami, Tracy, New Jersey, Oakland and Mexico City.

Prologis Proxy Statement | March 20, 2020	36

Environmental Stewardship, Social Responsibility and Governance

Our Multifaceted Approach to Labor: Training, Technology Investments and Real Estate Solutions

■

In addition to Prologis CWI, our three-pronged approach to labor solutions involves investments in technology, like Workstep, an online platform that matches workers and employers in the logistics industry.

■

We are also implementing building design features focused on comfort and well-being to help our customers attract and retain employees. In the UK, for example, our PARKLife program provides special amenities, such as access to public transportation options and natural open space, to both our customers’ employees and the surrounding communities. Other Prologis facilities in Europe have incorporated recreational sport courts and fields, as well as access to healthy food options and childcare support.

■

In 2018 and 2019, Prologis was first in the logistics sector to receive WELL certifications (in the U.S. and Europe) from the International WELL Building Institute (IWBI), a benchmark recognition that focuses on enhancing the health and wellness of building occupants.

In the spotlight: Our Japan team tackling the labor challenge

■

Innovating to solve logistics labor challenges in Japan, our Japan colleagues established the Prologis Academy in 2019. The program focuses on developing talent in supply chain management and logistics through focused interactive learning, including Prologis facility tours that showcase robotics in action at our distribution facilities.

■

Our Japan team has also invested in technology solutions, such as Taimee, a software platform that matches temporary workers with logistics employers. Addressing customer labor pain points through building design, our Japanese facilities include amenities that go above and beyond typical logistics real estate, such as onsite convenience stores, cafeterias and canteens that give workers a place to eat, relax and socialize.

Prologis Proxy Statement | March 20, 2020	37

Environmental Stewardship, Social Responsibility and Governance

GOVERNANCE AT PROLOGIS

Strong Oversight Ensures the Resilience of Our Business

Good governance runs deep throughout our organization

■

Good governance is the responsibility of everyone at Prologis. It is about strong oversight at all levels of our business, ensuring that we are always resilient. From building a strong balance sheet with $4.8 billion in liquidity to driving a 100% participation rate in ethics training, we foster a culture of strong governance across our organization.

Financial Governance

Strong infrastructure to identify and manage current and future financial risks and opportunities include:

■ Quarterly Board-level risk mapping of debt, currency and operational risk

■ Our CEO, CFO and executive team members each assessing risk and return of every capital decision through a rigorous investment committee process

■ Global data management and forecasting systems for efficient management, analytics and reporting across our portfolio of 814 million square feet

Reputational Governance

Engagement with our stakeholders strengthens our brand through:

■ Our customer advisory board and customer sustainability advisory board, including 60% of our top 25 customers

■ Outreach in 2019 to more than 70% of our public stockholders and 100% of our private investors in ESG-focused roadshows, meetings and other touchpoints

■ A focus on our employees, evidenced by inclusion & diversity incorporated in our 2019 bonus metrics

■ More than 59,000 hours spent helping communities in which we live and work over the past five years

Operational Governance

Layers of vigilance protecting and growing our business—a depth of oversight brought by advantages of our scale such as:

■ Our global customer solutions team building customer relationships across markets

■ Our property management teams on the ground in each key market ensuring quality of service and product consistent with the Prologis brand

■ Our procurement team keeping a watchful eye over expenses, using our pricing power to drive costs down

■ Our global research team staying ahead of trends and disruptors

■ Prologis Labs innovating with our customers to future-proof our portfolio

Prologis Proxy Statement | March 20, 2020	38

Environmental Stewardship, Social Responsibility and Governance

Global Risk Management: Oversight at All Levels over Risk and Safety

Actively managing risk to serve our customers and protect our business

■	Understanding, managing and mitigating risk are crucial to resiliency. Ensuring that our customers can function in the face of disruptions remains an imperative.

■

Our global risk management team continuously evaluates our portfolio for sufficient coverage, protection and resilience. We monitor our exposure to physical and climate-related risks such as flooding, sea level rise and extreme weather events through partnerships with our geographic information systems (GIS) department. We have built a comprehensive insurance infrastructure leveraging our scale to optimize coverage and pricing globally.

■

Our regional teams assess risk at the local levels and are on the ground to respond quickly to our customers’ needs. With local expertise, our development teams incorporate design features, such as elevated dock doors, to mitigate climate-related risks specific to a region.

■

Proactive crisis preparation is key to maintain business continuity of our customers. Our global business continuity and emergency response plan uses the latest technology, such as mobile phone notification systems, to return our customers to business safely and quickly. Due to our scale, we are able to negotiate reduced rates and priority status with disaster recovery vendors that have expedited damage assessment and repairs and prevented loss to customers’ property.

Prologis Proxy Statement | March 20, 2020	39

Environmental Stewardship, Social Responsibility and Governance

Advancing Our ESG Leadership

■

We are focused on making progress on ESG metrics that are tightly connected to our business strategies and reporting our progress to foster accountability and transparency. We have demonstrated our global commitment by aligning with the United Nations Sustainable Development Goals (UNSDGs) and being the first logistics REIT to set approved Science Based Targets—third-party authenticated goals to reduce greenhouse gas emissions.

METRIC	PROGRESS	GOALS
Sustainable Building Certifications(1)	Growth between 2015 and 2019	Designed to sustainable building standards(1)
Efficient lighting(2)	Between 2015 and 2019
Solar	Between 2015 and 2019	400 MW By 2025
Cool roofs(4)	Between 2015 and 2019	Where appropriate given climate factors
Hours benefiting local communities(6)	Between 2018 and 2019	75,000 hours By 2025
Ethics training participation	In 2019	Every year

218% 100% 15% growth(3) 100% of protfolio 40% top 10% 24% growth 30% growth 46% growth

(1)	The goal is to design to sustainable building certification standards or with sustainable design features as appropriate and in line with customer specifications.

(2)	Includes LED and T5 and T8 fluorescent lighting.

(3)	As of December 31, 2019, Prologis’ global onsite solar capacity was 212 MW.

(4)	Cool roofs are white or “reflective” roofs that can reduce the ambient heat island effect as well as internal building temperatures.

(5)	As of December 31, 2019, 46% of Prologis’ portfolio had cool roofs.

(6)	Includes volunteer hours, including IMPACT Day, and time invested by our teams in community programs. Cumulative from 2015 baseline.

Prologis Proxy Statement | March 20, 2020	40

Environmental Stewardship, Social Responsibility and Governance

Prologis Leading By Example

■	Our ESG leadership is a value add to our business, differentiating us in our industry.

■

In a world where choice matters – where customers have a choice of landlord, employees have a choice of employer, and communities with scarce infill real estate have a choice of developers – our ESG leadership makes Prologis the natural choice.

Corporate Knights’ Global 100 Most Sustainable Corporations in the World ranked Prologis as the #1 real estate company, #6 in the U.S. and #26 in the world in 2020.

Global Real Estate Sustainability Benchmark (GRESB) 2019 assessment named Prologis and NPR (our publicly traded Japanese vehicle) as regional sector leaders for the Americas and Asia, respectively. Prologis, along with seven of its ventures, all earned Green Stars, GRESB’s highest recognition of outstanding performance in ESG.

Prologis was listed on the Dow Jones Sustainability Indices (DJSI), as well as the World Index, while also being named to the North America Index for the 12th straight year. FIBRA Prologis was listed on the MILA Pacific Index for the 3rd consecutive year, and NPR was on the Asia Pacific Index for the 5th consecutive year.

Prologis won the NAREIT Leader in the Light Award for achievement in sustainability for the logistics/industrial sector for the 8th consecutive year.

Solar Energy Industries Association (SEIA) “Solar Means Business 2018” report named Prologis the #1 real estate company and #3 overall among U.S. companies for onsite solar installations.

Harvard Business Review named Prologis CEO Hamid R. Moghadam #17 on its 2019 list of the 100 Best-Performing CEOs in the World. Thirty percent of the CEO rating is based on ESG commitment.

Commercial Property Executive (CPE) awarded Prologis CEO Hamid R. Moghadam first place in the category of Industrial Property Executive of the Year for 2019. The annual award recognizes commercial real estate’s top achievers.

Institutional Investor’s 2020 All-American Executive Team rankings, based on a survey of investors and analysts, named Prologis executives #2 in each of the following REIT categories:

■  #2 Best CEO, Hamid R. Moghadam

■  #2 Best CFO, Thomas S. Olinger

■  #2 Best Investor Relations Program – buy side

■  #2 Best Investor Relations Professional, Tracy Ward – buy side

■  #2 Best ESG/SRI Metrics (overall)

■  #2 Best Corporate Governance (overall)

Prologis Proxy Statement | March 20, 2020	41

Compensation Discussion and Analysis

Executive Compensation

Compensation Discussion & Analysis

43	Compensation Discussion and Analysis Summary

44	2019 Prologis Highlights

45	2019 Compensation and Stockholder Outreach Highlights

53	Discussion of Compensation Comparison Group

55	Compensation Elements

56	Discussion and Analysis of CEO Compensation

61	2019 Compensation Decisions: Annual Base Salary and Bonus Opportunity

68	2019 Compensation Decisions: Annual LTI Equity Awards

70	2019 Compensation Decisions: Outperformance Plans

75	Other Compensation Elements and Considerations

Prologis Proxy Statement | March 20, 2020	42

Compensation Discussion and Analysis

Compensation Discussion and Analysis Summary

Our strategy is highly differentiated, setting us apart from our peers.

Our business model works, resulting in strong stockholder returns.

Our compensation program is performance-based and reflective of our scope and scale.

PROLOGIS
安博中国
安博南京空港物流中心
Prologis Nanjing Airport LogisticsCenter
Prologis Nanjing Airport Logistics Center, Nanjing, China

Prologis Proxy Statement | March 20, 2020	43

Compensation Discussion and Analysis

2019 Prologis Highlights

Exceptional Financial Performance	**14.7%** net earnings per share 5-year compound annual growth rate	**12%** Core FFO[1] per share 5-year compound annual growth rate
Outstanding Stock Performance	**142.7%** TSR[2] over the last five years	**Over 1,100 bps of outperformance** over MSCI and Cohen & Steers REIT Indices in 5-year annualized TSR[2]
Smart Financial Management	**A3/A-** credit ratings[3]	**97%** growth in AUM while decreasing leverage[4]
Responsible Compensation and ESG Practices	**$1 CEO Salary** 100% CEO compensation at risk and tied to performance	**Continuous board refreshment** five new directors in the last five years
Global Recognitions	**#1 Real Estate Company** in 2020 Global 100 Most Sustainable Corporations in the World[5] #6 U.S. company	**17 consecutive years** as a leading REIT in Green Street corporate governance rankings

(1)

Core FFO per share is a non-GAAP measure. Please see Appendix A for a discussion and reconciliations to the most directly comparable GAAP measure and for a calculation of the compound annual growth rate of our Core FFO per share.

(2)

TSR is total shareholder return. TSR is calculated based on the stock price appreciation and dividends paid to show the total return to a stockholder over a period of time. TSR assumes dividends are reinvested in common stock on the day the dividend is paid.

(3)

Change in ratings by Moody’s and S&P, respectively, in 2016 and maintained to date. Maintenance of credit ratings impacts our bonus determinations as discussed later, as well as our business, refinancing and other capital markets activities, our ability to manage debt maturities, our future growth and our development and acquisition activity. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization.

(4)	Increase in AUM and decrease in leverage over the past five years.

(5)	By Corporate Knights.

All company operational information in CD&A is for the year ended or as of December 31, 2019, unless otherwise noted. See Appendix A for definitions and discussion of non-GAAP measurements and reconciliations to the most directly comparable GAAP measures and for additional detail regarding definitions of terms as generally explained in CD&A. The Compensation Committee reviews management’s performance against key company performance measures, such as Core FFO per share, discussed below. See “2019 Compensation Decisions: Annual Base Salary and Bonus Opportunity” for more information about our key performance measures and targets.

Prologis Proxy Statement | March 20, 2020	44

Compensation Discussion and Analysis

2019 Compensation and Stockholder Outreach Highlights

Our compensation program pays when stockholders win.

■	Target core compensation is aimed around the median of our comparison group.

■	Our REIT comparison group underrepresents the size and scope of Prologis.

■	Outperformance opportunities make up for the size and scope discrepancy—but are paid only if investors are substantially rewarded first.

■	Compensation levels are dictated by the level of our performance. Essentially 100% of our CEO compensation is based on performance, with most components determined formulaically.

2019 STOCKHOLDER OUTREACH PROGRAM

Outreach by directors and management to more than **70%** of our stockholders[1]

Our Investor Forum at the New York Stock Exchange in November 2019

(1)	Calculated by outstanding shares of common stock.

Prologis Proxy Statement | March 20, 2020	45

Compensation Discussion and Analysis

Common themes heard in 2019 outreach:	Changes we made:

1.  Our stockholders support our compensation program. In discussing our program and 2019 say-on-pay vote results, our stockholders tell us that our compensation is reasonable as payout levels are a function of our performance.

2.  Our stockholders agree with compensation payouts as such payouts are supported by performance and value is created for the stockholders.

3.  Stockholders appreciate the changes we made to extend the vesting of our equity awards and to place an absolute cap on our outperformance plan.

4.  Stockholders are focused on board composition and diversity.

5.  Stockholders value our longstanding commitment to ESG that is closely tied to our business strategy creating value for our company. Our investors are increasingly assessing ESG in their investment criteria.

6.  Stockholders appreciated our outreach during proxy off-season when we did not have any particular requests, doing so to foster open communication.

1.  For more than a decade, our CEO has requested to take $1 for his base salary. We made this change effective in 2019. The rest of his salary was shifted to equity compensation contingent on performance and subject to 4-year vesting to strengthen alignment of CEO compensation with performance.

2.  We held our NEO salaries flat for the fourth year in a row.

3.  Avid Modjtabai, our third female director, joined our board in February 2020. We have refreshed our board with five new directors over the last 5 years.

4.  We continue to demonstrate industry-leading ESG practices. Responding to investor feedback, we have streamlined our ESG report and created an accompanying ESG microsite for ease of use. Additionally, we have enhanced disclosure, including a mapping to SASB requirements on our ESG microsite.

Prologis Proxy Statement | March 20, 2020	46

Compensation Discussion and Analysis

Our unique business model is designed to meet our customers’ evolving needs.

■	Our business model centers on our customers, who need well-located, high-quality logistics space in the world’s busiest consumption markets.

■	The combination of our global reach, significant development platform and size and scope of our strategic capital business puts us in a unique category among REITs.

Customers need modern facilities in the heart of the world’s busiest consumption centers.	Customers are increasingly global as 80% of our top 25 customers lease space from us on multiple continents.	Our development business builds modern facilities in the locations customers want to be.

OUR FORWARD-LOOKING INVESTMENT STRATEGY STAYS AHEAD OF THE DEMANDS OF THE MODERN SUPPLY CHAIN AND E-COMMERCE. WITH RESULTS.
We have an unparalleled portfolio of irreplaceable assets.	We outperformed our REIT peer average.

of our U.S. portfolio is positioned for next day or same day delivery to the largest consumption markets.	in earnings per share	Core FFO per share(1)

Prologis Proxy Statement | March 20, 2020	47

Compensation Discussion and Analysis

(1)

Our global platform outperformed the average of [    ] (        ) (the “REIT Peer Group”) in net earnings per share and Core FFO per share compound annual growth rates by [    % and     %], respectively, over the last [    ] years. Core FFO per share is a non-GAAP measure. See Appendix A for a calculation of the compound annual growth rate of our Core FFO per share.

Our business model is designed for durable growth.

■

The interplay of our leasing operations, development and strategic capital components of our business model allows us to grow our portfolio across the globe, while managing risk responsibly. Such growth enables us to provide our customers with what they need. Keeping costs in check, the value we created in our development business was more than double our G&A.

■

We manage properties in our strategic capital ventures for our private investors, receiving $357 million in asset management fees and promote incentives in 2019. Owning assets through these ventures also allows us to reduce our debt exposure as well as our currency risk as the ventures largely operate in their natural currencies.

■

Strategic capital allows us to self-fund our operations and development businesses without the need to access the public equity markets. We develop properties to contribute to our ventures and use the contribution proceeds we receive to reinvest in new development in line with market and customer demand.

SCALE AND SCOPE OF OUR UNIQUE BUSINESS MODEL SETS US APART
Our global operations are times larger than our REIT peer average(1)	Our development business delivered greater value creation than our REIT peer average(1) in 2019	Our strategic capital business is times larger than our REIT peer average(1)

(1)	Based on our REIT Peer Group.

Prologis Proxy Statement | March 20, 2020	48

Compensation Discussion and Analysis

Our business model allows us to utilize our global scale.

■	Our scale is a competitive advantage that can unlock growth opportunities.

■	Our scale is a competitive advantage; it puts us in the unique position of being able to realize operational efficiencies and create value beyond our real estate that far surpasses our peers.

BENEFITS OF OUR SCALE

Ahead of trends and disruptors	Innovating with evolving technology	Investing in the future of logistics

Prologis Research. Scale-enabled information systems allow real-time data analytics across our global portfolio of 814 million square feet across 19 countries.	Prologis Labs. Through partnerships, like that with Virginia Tech, we advance building design relating to robotics and autonomous vehicle and drone use.	Global Customer Services. Our team gathered customers to discuss transportation solutions at our inaugural Prologis Customer HR Summit in 2019.

Addressing customer labor pain points	Revenue and savings opportunities	Industry-leading ESG practices

Community Workforce Initiative. We help build skilled workforces for our customers through community-based logistics training partnerships and Prologis-branded digital curricula.	Prologis Essentials. We leverage our scale to provide customers with access to services and products, like forklifts and racking, at lower costs.	Prologis Energy Solutions. Our energy and procurement teams have realized 67% in cost savings in LED lighting due to our scale.

Prologis Proxy Statement | March 20, 2020	49

Compensation Discussion and Analysis

Our business model delivers proven long-term success.

■

We have surpassed our peers in operational performance and dividend growth. The [    ]-year compound annual growth rates(1) of our net earnings per share and Core FFO(2) per share were [    %] and [    %] higher, respectively, than that of our REIT Peer Group(3) average. Our [    ]-year growth of our dividends was [    %] higher than our REIT Peer Group average.(4)

■

Since 2013, our annual net earnings per share have grown by 284%, Core FFO(2) per share by 101%, our common stock price per share by 141%(4), and our common stock dividends by 89%(4).    We delivered this growth while also substantially deleveraging.

(1)	Compound annual growth rates were calculated for the [ - ] period.

(2)

Core FFO per share is a non-GAAP measure. Please see Appendix A for a discussion and reconciliations to the most directly comparable GAAP measure. See Appendix A for a calculation of the compound annual growth rate of our Core FFO per share.

(3)	Based on our REIT Peer Group.

(4)	Calculated using our common stock prices and dividends, as applicable, at December 31, 2013 and December 31, 2019.

(5)	Growth of our year-end common stock price.

Prologis Proxy Statement | March 20, 2020	50

Compensation Discussion and Analysis

STRONG GROWTH RELATIVE TO PEERS(1)

(1)	Based on our REIT Peer Group.

(2)

Core FFO per share is a non-GAAP measure. Please see Appendix A for a discussion and reconciliation to the most directly comparable GAAP measure. See Appendix A for a calculation of the compound annual growth rate (“CAGR”) of our Core FFO per share.

Prologis Proxy Statement | March 20, 2020	51

Compensation Discussion and Analysis

SMART MANAGEMENT OF RISK PROTECTS LONG-TERM STOCKHOLDER VALUE

Loan-to-Market Value(1)

■

Our balance sheet remains strong with our Moody’s and S&P credit ratings(2) at A3/A-, respectively, in 2020. We are one of the top credit-rated REITs, with $4.8 billion in liquidity at year-end 2019. As a result, our bonds often trade at the tightest REIT credit spreads.

(1)

Loan-to-Market Value is a non-GAAP measure. A decrease in loan-to-market value ratios demonstrates decreased leverage risk. A loan-to-market value ratio is generally the ratio of our ownership share of debt to our ownership share of our gross market capitalization.

(2)	A securities rating is not a recommendation to buy, sell or hold securities and is subject to withdrawal at any time by the rating organization.

Prologis Proxy Statement | March 20, 2020	52

Compensation Discussion and Analysis

Discussion of Compensation Comparison Group

No REITs represent a true comparison to Prologis.

■

Our overall approach is to position target core compensation around the median of our compensation comparison group. To compensate for our much larger size and scope, we offer outperformance plans that deliver compensation only if superior performance is achieved.

■

Our Compensation Committee sets a competitive reference point for the elements of target total core compensation (annual base salary, annual bonus and annual LTI equity awards) around the market median of a comparison group of large-cap REITs. Target compensation is positioned within a reasonable range of the competitive reference point based on the NEO’s level of experience, past performance, importance of role and anticipated future contributions.

■

In April 2019, FW Cook, our independent compensation consultant, conducted its annual compensation analysis on behalf of the Compensation Committee. According to our 2019 competitive analysis, the target core compensation of Mr. Moghadam, Mr. Reilly, Mr. Anderson and Mr. Olinger was positioned, in most cases, significantly lower than the median of the comparison group. In fact, Mr. Moghadam’s core compensation was near the 25th percentile of the peer group. Although these findings support higher target core compensation, the Compensation Committee did not increase target core compensation for the NEOs in 2019.

■

The comparison group used by FW Cook comprised 11 large-cap REITs that are generally the largest internally managed U.S. publicly traded equity REITs by market capitalization. Although the REITs in our compensation comparison group were among the closest in comparison to us, the combination of our global reach, significant development platform, and size and scope of our strategic capital business puts us in a unique category. Such companies may individually demonstrate strength in one or two of these categories, but not across all.

[PEER INFO TO COME:]

Compensation Comparison Group	Size(1)	Developer(2)	Global(3)	Strategic Capital(4)
PROLOGIS	✓	✓	✓	✓
American Tower Corporation
AvalonBay Communities, Inc.
Boston Properties, Inc.
Crown Castle
Digital Realty
Equinix
Equity Residential
Public Storage, Inc.
Simon Property Group, Inc.
Ventas
Welltower

(1)	Size threshold is at least $89 billion of AUM based on enterprise value (75% of our $118 billion AUM).

(2)	Total development portfolio is at least 5% of assets.

(3)	Operations in at least 15 countries.

(4)

Based on management of a business including open-ended funds and publicly-traded vehicles. Most comparison companies have joint ventures with one other partner. However, these joint ventures are structured and managed differently from our perpetual life funds (which can raise capital on a continual basis) and publicly traded vehicles with multiple investors that obtain liquidity by redemption or sale of their equity in the vehicles.

Prologis Proxy Statement | March 20, 2020	53

Compensation Discussion and Analysis

NEO compensation is tied to performance of assets held in consolidated and unconsolidated entities.

■	Our NEOs’ compensation is tied to the performance of all assets represented by our AUM, not just our consolidated assets.

■

Our AUM(1) captures an additional $54.8 billion in assets that we manage in our strategic capital business but are not included in our consolidated balance sheet. In 2019, these assets generated revenue representing 51% of our owned and managed net operating income.(2)

■

Due to the additional income generated by management fees and promotes paid to us by our strategic capital ventures, our return on assets held in our strategic capital business is greater than the return on assets held on our balance sheet by approximately 300 bps.

■	The graphic below shows that our AUM is substantially greater than the AUM of most companies in our compensation comparison group.

AUM OF OUR COMPENSATION COMPARISON GROUP(1) VS. PROLOGIS AUM

(1)	AUMs of comparison group companies are derived from publicly available data as of December 31, 2019. Prologis AUM includes estimated investment capacity.

(2)	Net operating income is a non-GAAP measure. Please see Appendix A for a discussion and reconciliation to the most directly comparable GAAP measure.

Prologis Proxy Statement | March 20, 2020	54

Compensation Discussion and Analysis

Compensation Elements: Target core compensation positioned around peer group median.

Outperformance plans make up for the size and scope discrepancy but only pay out with exceptional performance.

■

As discussed earlier, our overall approach is to position target core compensation within a reasonable range of the median of our comparison group. We offer outperformance plans to compensate for the difference between the magnitude of our size and scope versus that of our comparison group.

■	The outperformance opportunities are not regular compensation elements. They are delivered only when superior performance hurdles are exceeded.

■

Our stockholders voiced their support of this compensation structure during our outreach process during which we discussed our program in the context of 82% stockholder support for our say-on-pay proposal at our 2019 stockholder meeting. We consider the voting results and feedback from our investors as important factors in our continual assessments of our compensation programs, decisions and policies. A main takeaway from our outreach was to ensure that our programs continue to tie compensation to performance and to include safeguards such as the absolute cap on our outperformance plan to prevent extreme payouts.

Target Core Compensation Positioned Around the Peer Group Median			Outperformance Plans = High-Reach Hurdles
Base Salary	Bonus Opportunity	LTI Equity Awards	Outperformance Plan Awards

$1 CEO base salary Other NEOs: less than 12% of core compensation	based on operational performance	based on TSR and individual performance	Prologis outperformance plan (POP) 100% based on TSR outperformance per formula Prologis promote plan (PPP) 100% based on operational outperformance per formula

Prologis Proxy Statement | March 20, 2020	55

Compensation Discussion and Analysis

Discussion and Analysis of CEO Compensation

COMPANY PERFORMANCE DURING CEO TENURE IN THE LAST FIVE YEARS

142.7%
TSR[1]

1,237bps
Outperformance over MSCI REIT Index[1][2]

1,171bps
Outperformance over Cohen & Steers REIT Index[1][2]

99%
increase in AUM[3] while reducing G&A/AUM

14.7%
Net Earnings per share compound annual growth rate

12%
Core FFO[4] per share compound annual growth rate

Prologis Georgetown Crossroads, Seattle, Washington

(1)

TSR is total shareholder return. TSR is calculated based on the stock price appreciation and dividends paid to show the total return to a stockholder over a period of time. TSR assumes dividends are reinvested in common stock on the day the dividend is paid.

(2)	Outperformance over the 5-year annualized TSR of the MSCI REIT Index and the Cohen & Steers REIT Index.

(3)	Please see definition of “Assets Under Management” in Appendix A for detail on how we calculated “G&A as a percentage of AUM.”

(4)

5-year CAGR of net earnings per share and Core FFO per share, respectively. Core FFO per share is a non-GAAP measure. Please see Appendix A for a discussion and reconciliation to the most directly comparable GAAP measure and for a calculation of the CAGR of Core FFO per share.

Prologis Proxy Statement | March 20, 2020	56

Compensation Discussion and Analysis

CEO long-term performance record supports compensation payouts.

In our outreach efforts, we heard that our investors are impressed with Mr. Moghadam’s performance and, are supportive of his compensation. In 2019, Harvard Business Review named Mr. Moghadam in the top 20 of the 100 Best Performing CEOs in the World.

As a result of Mr. Moghadam’s leadership in the last five years, we:

■	Created $36.2 billion in TSR(1) value for our stockholders with 142.7% five-year TSR, 1,237 bps over the MSCI REIT index and 1,171 bps over the Cohen & Steers REIT index.(2)

■	Delivered [ ]% and [ ]%, respectively, higher net earnings per share and Core FFO per share(3) growth than our REIT Peer Group, since year-end [ ].

■	Executed four multi-billion dollar acquisitions of logistics REITs, with prime assets complementary to our infill strategy and accretive upon merger.

■	Raised $16.4 billion of capital from 96 institutional investors in our strategic capital vehicles.

■	Streamlined out strategic capital business while growing fees, excluding promotes, by 64.7%.

■

Achieved A3/A- credit ratings(4) from Moody’s and S&P, respectively, and maintained one of the best balance sheets in our industry, which brings tremendous value to our stockholders in the lower cost of capital an A-rated company can command.

(1)

TSR is total shareholder return. TSR is calculated based on the stock price appreciation and dividends paid to show the total return to a stockholder over a period of time. TSR assumes dividends are reinvested in common stock on the day the dividend is paid.

(2)	Outperformance over the 5-year annualized TSR of the MSCI REIT Index.

(3)

CAGR of net earnings per share and Core FFO per share, respectively. Core FFO per share is a non-GAAP measure. Please see Appendix A for a discussion and reconciliation to the most directly comparable GAAP measure and for a calculation of the CAGR of Core FFO per share. Comparison is based on the average of our REIT Peer Group.

(4)	A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization.

CEO Core Compensation

■

The competitive analysis conducted by the Compensation Committee in 2019 demonstrated that Mr. Moghadam’s target core compensation was near the 25th percentile of the peer group (as well as the 25th percentile of the 200 largest companies by enterprise value in the S&P500 other than Prologis.)

■	To demonstrate his commitment to the company, Mr. Moghadam elected to take 100% of his bonus in equity.

SUMMARY OF CEO CORE COMPENSATION FOR 2019 PERFORMANCE YEAR

Annual Base Salary	Annual Bonus	Annual LTI Equity Award	Aggregate Core Compensation for 2019 Performance Year(1)

Salary decreased to $1 in 2019	For 2019 performance paid in 2020 Minimum: 0% Target: $1,500,000 Maximum: $3,000,000	For 2017-2019 performance granted in 2020 (including performance-based equity compensation paid in lieu of salary) (2)

$1	Paid at 120% of target ($1,800,000)	Paid at 150% of target $12,375,000 Plus $999,999 paid in lieu of salary	$15,175,000

Prologis Proxy Statement | March 20, 2020	57

Compensation Discussion and Analysis

(1)

Aggregate core compensation amounts are calculated differently than the total compensation amounts reflected in the Summary Compensation Table. Aggregate core compensation amounts include annual base salary, annual bonus, equity awards paid in lieu of base salary and annual long-term incentive (“LTI”) equity awards for the 2019 performance year. The equity components of 2019 core compensation are paid in 2020 and are not disclosed in the Summary Compensation Table for 2019 per SEC rules. Core compensation for 2019 does not include annual LTI equity awards for the 2018 performance year (paid in 2019), POP awards for the 2017-2019 performance period or PPP awards paid in 2019, nor does it include “Other Compensation” and POP award amounts for the 2019-2021 performance period (not yet earned) from the Summary Compensation Table.

(2)	Equity awards valued up to $999,999 contingent on achieving target annual bonus goals, and subject to 4-year vesting.

CEO core compensation reflects level of company performance.

■

The following graphic illustrates the link between CEO core compensation and the company’s three-year TSR and Core FFO per share, demonstrating that core compensation is aligned with our TSR and operational performance.

■

Although we had strong operational performance in 2015, our three-year TSR at the end of 2015 underperformed the TSR indices of our equity formula. As core compensation primarily comprises annual LTI equity awards (measured by three-year TSR), our CEO’s core compensation was impacted heavily downward when annual LTI equity awards were paid out at only 50% of target due to TSR underperformance.

■	Since 2015, we outperformed both operationally and in relative TSR performance, correlating with CEO core compensation.

CORRELATION OF CEO CORE COMPENSATION WITH TSR AND OPERATIONAL PERFORMANCE

(1)	Core FFO per share is a non-GAAP measure. Please see Appendix A for a discussion and reconciliation to the most directly comparable GAAP measure.

Prologis Proxy Statement | March 20, 2020	58

Compensation Discussion and Analysis

(2)

Represents the difference between PLD’s 3-year annualized TSR and the 3-year annualized weighted TSR index of logistics and large cap REITs of our equity award formula used to determine our annual LTI awards (for the 2015 through 2019 performance years).

(3)

For the 2014 performance year, the benchmarks of logistics and large cap REITs that were used in our equity award decisions were not aggregated into one weighted benchmark. We instituted our equity award formula starting with the 2015 performance year.

$18.6 billion in value created for stockholders when POP compensation was paid.

■

About 100 participants receive an annual opportunity to earn awards under POP but only if high-reach three-year relative TSR hurdles are met. A POP compensation pool only funds if and to the extent that our three-year, compound annualized TSR exceeds the three-year MSCI REIT Index annual return by 100 basis points.

■	The POP hurdle is high-reach and formulaic. Due to the difficulty of the performance hurdle, we did not earn awards for the first two performance periods (2012-2014 and 2013-2015) under the plan.

■

By surpassing the POP hurdle, we create value for our stockholders above the performance of the MSCI REIT Index. In creating $18.6 billion of value by exceeding the POP hurdle for the 2017-2019 performance period, our CEO earned a $11.3 million POP award. Together with the $2.0 million holdback award earned from the 2016-2018 performance pool, the POP awards paid to our CEO were only 0.1% of the $18.6 billion in outperformance generated for our stockholders above the POP hurdle.

CEO POP AWARDS(1) ARE A SMALL FRACTION OF TOTAL VALUE CREATED FOR STOCKHOLDERS IN EXCEEDING POP HURDLES(2)
CEO POP awards were of outperformance generated by exceeding POP hurdle

(1)

CEO POP awards for the 2017-2019 and 2016-2018 POP performance period. For a discussion of this award, please see “POP” in the narrative discussion following “Grants of Plan-Based Awards in Fiscal Year 2019.”

(2)

We calculate our outperformance by comparing the aggregate dollar value of our actual TSR versus the aggregate value of our TSR had it tracked the TSR of the MSCI REIT Index over the same period of time. The aggregate dollar value of our TSR is generally the sum of (i) the increase in value of existing and newly issued shares, plus (ii) cumulative dividends including reinvestment. Please see POP for further detail regarding the outperformance calculation. The dollar value of Prologis’ aggregate TSR over 2017-2019 was $27.4 billion vs. $8.8 billion had our stock performance matched the performance of the index.

(3)	The $13.3 million in POP awards include the $2 million earned upon meeting index performance at December 31, 2019 and paid from the holdback amounts of the 2016-2018 performance pool.

Prologis Proxy Statement | March 20, 2020	59

Compensation Discussion and Analysis

$1.2 billion in value created for stockholders when PPP compensation was paid.

■	We exceeded the difficult promote hurdles of five of our ventures, resulting in payments of PPP awards in 2019.

■

PPP awards are earned if Prologis achieves certain high-reach promote hurdles. The promote thresholds relating to PPP awards are certain investment rates of return established as an incentive to Prologis to drive exceptional performance of the applicable venture.

■

The promote hurdles are formulaic and difficult to achieve. Promotes are negotiated at arm’s length with institutional investors whose interest is to set the hurdles at superior levels to warrant a payout of incentive fees to the company.

■

Our stockholders and venture investors benefit when we exceed the strenuous promote hurdles. $1.2 billion in aggregate value was created for our stockholders over the relevant measurement periods, which represents Prologis’ ownership share of the net asset value growth of the applicable ventures (or in the case of our development ventures, the stabilized value of the applicable developments less construction costs), the management fees paid to Prologis during the measurement periods and the promotes paid to Prologis in achieving the hurdles. Surpassing these promote hurdles also means that we provided outsized returns to our venture investors.

■

Due to surpassing the hurdles and earning the promotes, $12.9 million in aggregate PPP awards was paid to our CEO in 2019. These PPP awards were only 1.1% of the $1.2 billion in total value created for our stockholders when we achieved the strenuous hurdles.

CEO PPP AWARDS ARE A SMALL FRACTION OF TOTAL VALUE CREATED FOR STOCKHOLDERS WHEN WE ACHIEVED PPP HURDLES(1)
CEO PPP awards were of the total value created when we achieved the promote hurdles

(1)

The “total value created when we achieved the PPP hurdles” is calculated by determining our ownership share of the growth in net asset value (adjusting for dividends) of the applicable ventures during the incentive period, gross of any promote accrual for the applicable ventures, adding in management fees paid by such ventures to Prologis during the same period. The “total value created when we achieved the PPP hurdles” excludes equity transactions that, while impacting net asset value, did not create value for the venture, such as capital contributions, returns of capital, etc. It also excludes Prologis’ ownership share of management fees paid to Prologis by the ventures. In 2019, we also earned PPP awards in relation to our development ventures. Value created with respect to the development ventures was calculated as the stabilized values of all properties subject to a development promote less construction costs. The promotes relevant to this calculation were the promotes related to the PPP awards paid in 2019. For further detail on PPP, please see “How It Works: Prologis Promote Plan (PPP).”

Prologis Proxy Statement | March 20, 2020	60

Compensation Discussion and Analysis

2019 Compensation Decisions: Annual Base Salary and Bonus Opportunity

CEO base salary reduced to $1; No increases made to other NEO base salaries

■

For many years, our CEO has requested to take $1 for his salary. Responding to this request, the Compensation Committee reduced our CEO’s base salary to $1. In assessing the overall compensation package of our other NEOs, the Compensation Committee held the NEOs’ base salaries at $600,000 for the 2019 performance year.

■

The rest of our CEO’s previous base salary ($999,999) was shifted to equity compensation contingent on performance and subject to 4-year vesting. Our Compensation Committee determined the amounts using operational performance criteria used for our bonus program. See discussion of our bonus and annual LTI equity grant decisions for further detail.

■

Requested by our CEO to further demonstrate his commitment to our company, this change offers no additional upside to him. The amounts he can earn are capped at $999,999. If performance goals are not achieved, he will earn less than $999,999.

No increases in annual base salaries 4 years in a row	CEO base salary is $1 100% of compensation tied to performance

Prologis Proxy Statement | March 20, 2020	61

Compensation Discussion and Analysis

HOW IT WORKS
Bonus Calculation Process

Quantitative assessment:

■ Based on performance against operational metrics weighted according to their significance.

■ Metrics set in a range to provide payouts between 50% and 200% of target (50% being the threshold payout to 200% as the stretch payout). A score for each metric is generated based on where actual results fall within the range.

Qualitative assessment:

■ Evaluation of all qualitative results in the larger context of our overarching business strategy and changes in the operating and economic environments.

Corporate score determination:

■ Quantitative and qualitative performance assessments result in scores assigned to each bonus metric category.

■ Such scores are multiplied by the weight assigned to the metric category and added together to determine the overall corporate score (which translates into a percentage of the target bonus pool).

■ The target bonus pool equals the sum of all employee bonus targets (generally, a percentage of base salary) at 100%.

NEO bonus determination:

■ Each NEO’s bonus is based on corporate and individual performance. The corporate score determines 80% of our CEO’s bonus and 60% of our other NEO’s bonuses.

■ No minimum guaranteed bonus

■ Cap: Capped at 200% of target bonus.

Based on operational performance supporting our business plan
Bonus is of CEO total compensation(1)
	2019 ANNUAL BONUS SCORECARD	WEIGHTING
Portfolio Operations: – Core FFO per share – Same store NOI growth – Rent change on rollover
Deployment: – Development stabilizations – Development stabilizations margin – Contributions
Strategic Capital: – Strategic capital fundraising – Third-party strategic capital fair value AUM

Procurement, Ancillary Revenues, Five Drivers of Competitive Advantage (the “Five Drivers”) and G&A/AUM:

–  Procurement

–  Ancillary revenues and services

–  Customer experience

–  Advanced data analytics

–  Inclusion & diversity

–  Continuous improvement

–  G&A/AUM

100% 6% 40% 25% 10% 25%

(1)	Calculated based on total CEO compensation in the Summary Compensation Table for Fiscal Year 2019.

Prologis Proxy Statement | March 20, 2020	62

Compensation Discussion and Analysis

Our bonus structure allows for prudent decisions—downward discretion reduced 2019 bonuses despite strong operational performance.

How we select our bonus metrics and set our targets

■

Our bonus metrics are set to reflect current company strategy. We build our bonus targets accordingly to account for the interplay of bonus metrics in achieving our strategy as a whole. For example, our current strategy is to focus on rent increases, rather than increasing occupancy. We anticipate this strategy to push rents higher will be at the expense of occupancy but in the best interest of long-term value. As such, although we maintained high average occupancy in 2019 at 97.0%, we removed occupancy growth as a bonus metric.

■

Our 2019 bonuses were largely determined by our performance on operational metrics (weighted at 40% of our total score): Core FFO per share, same store net operating income (“SSNOI”) growth and rent change on rollovers. These metrics are important to our stockholders in assessing the health and performance of our business.

■

We also removed our bonus metric regarding land and the disposal of non-strategic assets because we completed our multiyear disposition program. As the direction of our platform initiatives unfolds, we further developed the bonus metric supporting such initiatives to include specific submetrics for procurement and ancillary revenues. We also added a submetric, G&A as a percentage of AUM (“G&A/AUM”), to ensure that we remain vigilant over expenses as we implement new strategies. We used a calculation of net effective SSNOI for our 2019 SSNOI bonus metric rather than on a cash basis as it was calculated for our 2018 metric. The inclusion of non-cash items, including straight-line rent adjustments and amortization of lease intangibles, in the calculation of net effective SSNOI was determined by the committee to be a more consistent indicator of overall results and lease economics.

■

Requiring better performance than our 2018 results, 2019 Core FFO and rent change on rollover bonus targets were set at rigorous levels. Our target 2019 Core FFO per share(1) bonus metric (including a constant level of promotes) was 8% higher than our 2018 Core FFO per share(1) similarly adjusted for a constant level of promotes. Our target 2019 rent change on rollover metric increased by 24% over our 2018 rent change on rollover. We intentionally set our targeted 2019 SSNOI(1) at 80 bps lower than 2018 performance. As discussed above, this was due to our team’s continued focus on pushing rental rates and lease terms which will maximize overall base economics but, in the short term, will place downward pressure on occupancy and income during lease-up periods.

■

We set our bonus metrics to support our strategy ensuring strong operational performance over the long-term. For example, our performance over the long term exceeding rigorous targets has resulted in a 14.7% and 12% compound annual growth rate in our net earnings per share and Core FFO per share, respectively, over the past five years.(1)

Prologis Proxy Statement | March 20, 2020	63

Compensation Discussion and Analysis

The Compensation Committee’s approach to our 2019 bonus allocation

■

As our compensation program is largely formulaic and bonuses are a small component (less than 12%) of our NEOs’ total compensation (per the 2019 Summary Compensation Table), the Compensation Committee believes it is appropriate to use a combination of quantitative and qualitative assessments.

■

Metrics constituting 75% of our bonus determination by weight (portfolio operations, deployment and strategic capital) are assessed quantitatively based on actual performance against metric levels set in a range to provide payout between 50% to 200% of target. The committee does a qualitative assessment of how well we executed on our strategic priorities, evaluating our quantitative results in the context of our overarching business plan. This also gives the committee the flexibility to avoid unintended consequences and ensure that we are not rewarding individuals hitting formulaic benchmarks to the detriment of the long-term health of the company.

■

The committee’s past decisions have proven their ability to use their best judgment in a prudent and responsible manner. They have rarely given a corporate score higher than 150% of target even when there is exceptional operational performance.

■

The committee exercised downward discretion for our bonuses for the 2019 performance year for the second year in a row. In 2019, we completed a year of significant accomplishment, reflecting solid execution by our team. However, upon the request of our CEO, the committee exercised negative discretion to reduce our corporate score. At the end of 2019, we saw a deterioration of operating metrics on a Prologis share basis, which had a direct impact on our earnings. Although our operating results were strong at the end of the year, our CEO requested that the committee consider this factor and reduce our bonuses accordingly. As a result, the committee reduced the corporate score from 127.5% of target to 120% of target.

(1)

Core FFO per share and SSNOI are non-GAAP measures. Please see Appendix A for a discussion and reconciliation to the most directly comparable GAAP measure and a calculation of the compound annual growth rate of our Core FFO per share.

Corporate score and NEO bonus assessments

■

Similar to prior years, the Compensation Committee weighted portfolio operational metrics significantly higher than any other bonus metric category (40% vs. 10%-25%) as the portfolio operational metrics have the most impact on the success of our business. Because our 2019 overall bonus score is largely driven by portfolio operational results as the highest component of revenue of our business (and targets for other bonus metric categories are competitively sensitive), we only disclose targets for our operational metrics.

Portfolio Operations WEIGHTED AT 40% ABOVE TARGET OVERALL

Portfolio Operations	Threshold performance 50% of Target Bonus	Target Performance 100% of Target Bonus	Stretch Performance 200% of Target Bonus	Actual 2019 Performance
Core FFO per share (excluding promotes)(1)(2)	$3.06	$3.11	$3.16	$3.12
SSNOI Growth(1)(2)	3.0%	3.5%	4.0%	3.4%
Rent Change on Rollover(1)(3)	20.0%	22.0%	24.0%	23.6%

(1)	SSNOI Growth and Rent Change on Rollover are based on our owned and managed portfolio.

(2)

Core FFO per share and SSNOI are non-GAAP measures. See Appendix A for definitions and discussions of non-GAAP measurements and reconciliations to the most directly comparable GAAP measures. Target Core FFO per share is calculated net of promotes. Actual Core FFO calculated with promotes is $3.31 per share.

(3)	Rent Change on Rollover is generally the change in average annual rent upon lease renewal.

Prologis Proxy Statement | March 20, 2020	64

Compensation Discussion and Analysis

■

Committee assessment: Overall, our company-wide operations in 2019 delivered strong results above target. We were significantly above target in rent change on rollover and above target in Core FFO per share. SSNOI growth was slightly below target due to lower than planned occupancy.

■

Individual NEO contributions: Mr. Reilly delivered strong overall results for the global real estate teams, finishing year-end occupancy of 96.5%, rent change on rollover of 23.6% and above target SSNOI growth. Mr. Reilly also drove G&A/AUM down, leveraging scale and managing overhead growth. He, Mr. Nekritz and Mr. Olinger led the $4.0 billion Industrial Property Trust (“IPT”) acquisition and the $13.0 billion Liberty Property Trust (“LPT”) acquisition. Mr. Nekritz led his team in negotiations and execution of over $4.0 billion in real estate transactions (excluding the IPT and LPT transactions), realizing significant legal cost savings.

■	Calculation of score: Based on these results, the Compensation Committee scored our portfolio operations metric at 127% of target.

Deployment and Development Stabilizations WEIGHTED AT 25% ABOVE TARGET OVERALL

■

Committee assessment: The profitability of our development program continues to be excellent and, overall, above target. We stabilized $2.9 billion of new projects, ahead of our target, with a margin of 35% that significantly exceeded our stretch goal. Contributions also exceeded our targets.

■

Individual NEO contributions: Mr. Curless led our build-to-suit program with 33 development starts with $1.3 billion in total estimated investment, and strong global customer retention. Mr. Curless also leveraged the global customer team to drive 264 development and leasing transactions. In addition, Mr. Reilly also oversaw $3.5 billion of new development starts and stabilized $2.9 billion of developments, all ahead of plan.

■	Calculation of score: Based on these results, the Compensation Committee scored our deployment and development stabilizations metric at 145.5% of target.

Strategic Capital WEIGHTED AT 10% ABOVE TARGET OVERALL

■

Committee assessment: Our strategic capital group had aggressive goals in 2019 for AUM growth, capital raising and formation of our new China venture. We had a record-breaking capital raising year of $6.5 billion, well over our stretch goal. We grew our strategic capital platform to over $37.6 billion of third party AUM as we contributed and acquired strategic assets that were accretive to our funds in terms of quality and earnings. Also to note, we had another year of significant net promote income, generating $120 million in 2019.

■

Individual NEO contributions: Fundraising teams under Mr. Anderson raised $6.5 billion in capital. Under the leadership of Mr. Anderson, Mr. Nekritz and Mr. Reilly, we formed a Brazil fund and, under the guidance of Mr. Anderson and Mr. Nekritz, an open-ended China fund. Mr. Anderson and Mr. Olinger oversaw a secondary equity offering by NPR, our Japanese public vehicle. Mr. Nekritz led the negotiations and structuring of funds, joint ventures and other transactions in excess of $3 billion.

■	Calculation of score: All such factors considered, the Compensation Committee scored our strategic capital metric at above target overall (at 200% of target).

Prologis Proxy Statement | March 20, 2020	65

Compensation Discussion and Analysis

Procurement, Ancillary Revenues, Five Drivers of Competitive Advantage and G&A/AUM WEIGHTED AT 25% BELOW TARGET OVERALL

■

Committee assessment: Our platform initiatives comprise five company priorities to push innovation, get ahead of the evolution of logistics and leverage our scale to capture value beyond real estate. These priorities focus on procurement, ancillary revenues and services, inclusion and diversity, customer experience, data analytics, and continuous improvement, what we formerly called the Five Drivers. We have streamlined the Five Drivers platform initiatives into the Prologis 3Cs (focusing on customer centricity, change through innovation and operational excellence and culture and talent).

■

In 2019, we continued to make progress on our platform initiatives. We had success in procurement, negotiating cost reductions in our contracts significantly over our stretch goals. While work was done to streamline our Prologis Essentials initiative and the program gained momentum at the end of 2019, the program had a slow start and ancillary revenues were below target at our threshold goal.

■

We made substantial progress on increasing ethnic diversity in our organization and introducing training on inclusion and the Prologis Traits, key characteristics enabling success such as agility and innovation. Through our data analytics initiative, we developed and tested risk analytics for lease renewals while gathering valuable insight and feedback to improve revenue management activities. G&A/AUM was below threshold due to higher stock-based compensation resulting from the increase of our share price.

■

Individual NEO contributions: Mr. Reilly drove the adoption rate of our Clear Lease, a streamlined customer-focused leasing structure, to 75% in the U.S., Mexico and Brazil and launched the program in Europe. Mr. Anderson delivered $83 million in procurement savings above target, while implementing a revenue management tool in the U.S. In addition, Mr. Anderson led “kaizen” programs focused on global process improvement and the international roll-out of our CARE program establishing a system of customer touchpoints across the organization.

To drive customer-centricity, Mr. Curless developed our customer NPS (net promoter score) program and action plan. Mr. Nekritz advanced our ESG platform, resulting in top ESG rankings. He also rolled-out our Community Workforce Initiative in new markets and established a national workforce partnership to scale program and develop an online training curriculum. Accelerating year-end and quarter closings, Mr. Olinger drove continuous improvement in our accounting processes.

While noting our progress, the Compensation Committee also considered the timing expectations for the company’s platform initiatives and exercised downward discretion to impact our NEOs’ individual bonus scores accordingly.

■	Calculation of score: All such factors considered, the Compensation Committee determined that the performance of this metric was below target (90.75% of target).

Balance Sheet Considerations

■

Under Mr. Olinger’s leadership, we maintained our A3/A- ratings by Moody’s and S&P(1), respectively, with one of the top balance sheets in our industry. Mr. Olinger successfully completed over $10.5 billion in debt transactions with an average rate of 1.7% and average term of 7.7 years.

■

Given that our bonus metrics reflect our current strategic goals, we did not allocate a portion of our bonus determination to a balance sheet/liquidity bonus metric as we have already achieved our balance sheet goals. In short, we did not want to reward our executives for a goal already achieved.

Prologis Proxy Statement | March 20, 2020	66

Compensation Discussion and Analysis

■

However, we do account for the maintenance of our balance sheet health in our final assessment of our corporate and individual scores. The Compensation Committee will exercise its downward discretion to reduce the bonus payments if we fail to maintain our balance sheet appropriately.

OVERALL CORPORATE SCORE 120% OF TARGET ABOVE TARGET OVERALL

■

Committee assessment of Mr. Moghadam’s performance: Under Mr. Moghadam’s leadership, the executive team led the company in another year of significant accomplishment. We negotiated, underwrote and announced two significant merger transactions, the $4.0 billion IPT acquisition and the $13.0 billion LPT acquisition. Our business performed ahead of most of our performance targets. We delivered Core FFO(2) of $3.31 per share (including promotes), the highest since the AMB-Prologis merger, representing an increase of 9.2% over 2018. We exceeded our 2019 Core FFO(2) target due to higher deployment and strategic capital fees, while deleveraging greater than plan.

■

Our credit metrics and balance sheet are the strongest in our history, and we have significant liquidity and debt capacity to self-fund our growth for the foreseeable future. Our annualized three-year TSR outperformed the Cohen & Steers REIT index by 1347 basis points. Mr. Moghadam and our other NEOs continue to drive innovation and improvement by leveraging our scale and global expertise to add value to our enterprise beyond our real estate.

■

Determination of our corporate score: Calculating our corporate score based on the weightings of the above-target scores for the bulk of our bonus metrics (portfolio operations, deployment, and strategic capital) and the below-target score for our Procurement, Ancillary Revenues, Five Drivers and G&A/AUM metric, the Compensation Committee determined that our overall corporate score was above target (120% of target).

(1)	A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization.

(2)	Core FFO per share and SSNOI are non-GAAP measures. See Appendix A for definitions and discussion of non-GAAP measurements and reconciliations to the most directly comparable GAAP measures.

2019 ANNUAL BONUS DECISIONS

	2019 Bonus*
NEO	2019 Target Bonus Value	% Target**	Amount
Hamid Moghadam	$1,500,000	120%	$1,800,000
Thomas Olinger	$750,000	100%	$750,000
Eugene Reilly	$750,000	153%	$1,150,000
Edward Nekritz	$750,000	123%	$925,000
Gary Anderson	$750,000	123%	$925,000
Michael Curless	$750,000	100%	$750,000

*	Target bonus levels are based on salary for the year, or in the case of Mr. Moghadam, based on $1,000,000.

**

Our corporate score equals 120% of target. The Compensation Committee determined individual scores based on assessments of individual contributions to our business plan as described above. Individual scores for Messrs. Moghadam, Olinger, Reilly, Nekritz, Anderson and Curless equate to 120.0% of target, 70% of target, 200% of target, 128.3% of target, 128.3% of target, and 70% of target, respectively. Corporate scores are weighted 80% for Mr. Moghadam and 60% for the other NEOs. Individual scores are weighted 20% for Mr. Moghadam and 40% for the other NEOs.

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Compensation Discussion and Analysis

2019 Compensation Decisions: Annual LTI Equity Awards

Annual LTI equity awards are 100% based on performance and not guaranteed.

HOW IT WORKS
Annual LTI Equity Award Formula

100% based on performance

■  50% of target LTI equity awards is tied directly to our three-year annualized TSR performance against a weighted index of a combination of the Cohen & Steers REIT Index and comparison groups of domestic and global logistics REITs.

■  The other 50% is awarded based on a qualitative assessment of performance at threshold levels. The intent is to award the 50% if threshold levels are met, but awards can be less than 50%.

■  Annual LTI equity award amounts are determined using the linear payout scale set forth to the right (with interpolation between levels).

■  The mix between relative TSR and the qualitative component is consistent with our peer average.

No guaranteed minimum

Vesting: 4 years

EQUITY AMOUNTS ABOVE 50% OF TARGET Based on our 3-year TSR vs the weighted 3-year TSR index of logistics and large cap REITs
PLD 3-Year TSR Basis Points Above/Below Weighted Index TSR	Total Annual LTI Equity Award as % of Target Value
>500 bps and above	150%
+400 bps	140%
+300 bps	130%
+200 bps	120%
+100 bps	110%
0	100%
-100 bps	90%
-200 bps	80%
-300 bps	70%
-400 bps	60%
<=-500 bps	Qualitative component up to 50%

Based on performance and not guaranteed

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Compensation Discussion and Analysis

Annual LTI equity award benchmarks are a balance of logistics and large cap REITs.

■

We use two logistics REIT comparison groups (one domestic and one global) to compare our TSR performance against other REITs operating in our asset class. Because the companies in these comparison groups are much smaller than Prologis, we also use the Cohen & Steers REIT Index, a large cap REIT index, to compare our performance against similarly-sized companies.

■	The weightings between the domestic and global logistics REIT comparison groups generally reflect the relative breakdown between our global and domestic AUM.

■

Very few logistics REITs and even fewer global logistics REITs exist. The Cohen & Steers REIT Index is a performance benchmark that includes approximately 30 of the largest (well-capitalized) REITs. The Cohen & Steers REIT Index mitigates volatility of our smaller logistics REIT comparison groups and prevents any one company from dominating the index’s performance. This index is a measure important to our investors to evaluate our performance against other large cap REITs.

LTI EQUITY AWARD INDICES PLD 3-Year Annualized TSR

REIT Benchmark Index (3-Year annualized weighted TSR index of U.S. and global logistics and large cap REITs)(1)	■ Cohen & Steers REIT Index ■ U.S. Domestic – East Group Properties (EGP) – First Industrial (FR) – DCT Industrial(2) (DCT) – Duke Realty (DRE)	■ Global – Goodman Group (GMG:AX) – Segro plc (SGRO:LSE)
PLD Outperforms REIT Benchmark Index +880 bps

22.5% 13.7%

(1)	The weighted annualized three-year TSR for the Cohen & Steers REIT Index and the global and U.S. logistics REIT comparison groups were 4.6%, 2.9% and 6.2%, respectively.

(2)

In August 2018, we acquired DCT. In our performance calculations, we used DCT’s annualized TSR measured from January 1, 2016 until April 27, 2018, the trading day prior to the date of the public announcement of the DCT acquisition.

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Compensation Discussion and Analysis

LTI EQUITY AWARDS FOR THE 2019 PERFORMANCE YEAR (GRANTED IN 2020)(1)

		2019 Actual Award Value
NEO	2019 Target Award Value	% Target	$

Hamid Moghadam	$8,250,000	150%	$12,375,000

Thomas Olinger	$2,100,000	136%	$ 2,850,000

Eugene Reilly	$2,600,000	154%	$ 4,000,000

Edward Nekritz	$2,100,000	150%	$ 3,150,000

Gary Anderson	$2,100,000	150%	$ 3,150,000

Michael Curless	$1,900,000	150%	$ 2,850,000

(1)

The Compensation Committee considers LTI equity awards granted in 2020 to be part of compensation for the 2019 performance year. These awards will be reported in our Summary Compensation Table for the year 2020.

Annual LTI equity awards for the 2018 performance year (granted in 2019)

■

Although the Summary Compensation Table presentation requires disclosure of LTI equity awards granted in 2019 to be included in aggregate compensation for 2019, the Compensation Committee considers these awards to be compensation for the 2018 performance year. As such, LTI equity awards granted in 2019 are part of the Compensation Committee’s assessment of compensation for the 2018 performance year, not the 2019 performance year.

■

2016-2018 company performance resulted in 520 bps outperformance relative to the index of the logistics REIT comparison groups and the Cohen & Steers REIT Index. In accordance with our equity formula, equity awards for the 2018 performance year were paid at 150% of target. See our 2019 proxy statement for further detail.

■

For the 2018 performance year, Mr. Moghadam received $12,375,000; Mr. Reilly received $3,900,000, Mr. Olinger, Mr. Anderson and Mr. Nekritz received $3,150,000 and Mr. Curless received $2,850,000 in LTI equity awards.

CEO equity grant in lieu of cash salary

■

Starting in 2019, Mr. Moghadam elected to take $1 in base salary with the remaining amount ($999,999) to be paid as equity compensation contingent on performance with 4-year vesting. The Compensation Committee determined that the maximum value of this award ($999,999) would be paid if company performance was at or greater than target (using our corporate score assessed against our annual bonus plan metrics).

■

As discussed earlier, our corporate score was 120% above target. As such, the Compensation Committee awarded Mr. Moghadam $999,999 in equity with 4-year vesting. Because this equity award was granted in 2020, it will be reported in our Summary Compensation Table for the year 2020.

2019 Compensation Decisions: Outperformance Plans

■

As discussed earlier, our approach is to position target core compensation around the median of our comparison group. To compensate for our much larger size and scope, we offer outperformance plan opportunities that can be earned only if superior performance is achieved.

■

Our outperformance plans extend beyond our NEOs to about 100 participants in total, distributing the compensation pools more broadly beyond the NEOs than most other outperformance plans we reviewed at the inception of the program. In 2019, the Compensation Committee allocated 15% of outperformance plan compensation pools to Mr. Moghadam and 6% to each of the other NEOs.

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Compensation Discussion and Analysis

HOW IT WORKS

Prologis Outperformance Plan (POP)

Rewards Significant Relative TSR

POP hurdle is High-Reach and 100% Formulaic: Pool funds if our three-year compound annualized TSR exceeds the MSCI U.S. REIT Index three-year compound annualized TSR by 100 basis points. Monte Carlo simulations showed zero pay out in approximately 65% of scenarios modeled.

■  POP awards did not fund for the first two performance cycles (2012-2014 and 2013-2015) as hurdles were not achieved.

■  Pool equals 3% of excess value created for stockholders, subject to an absolute maximum cap of $100M starting with the 2018-2020 performance period.

■  20% of the award is paid at the end of the three-year performance period, subject to a three-year lock-up holding period. 80% of the award is subject to additional seven-year cliff vesting.

Stockholder Alignment: Earned amounts, if any, paid in equity

Incentivizing Team Beyond Executives: ~100 participants

■  No payment when absolute TSR is negative. Awards expire after seven years if absolute TSR does not become positive.

HOW THE POP PERFORMANCE HURDLE WORKS HOW POP IS STRUCTURED(1)

(1)  This structure applies to POP awards starting with the 2018-2020 performance period. However, our NEOs voluntarily opted to apply this additional vesting construct to the 2016-2018 and 2017-2019 performance periods.

■  POP awards cannot be paid at a time when our absolute TSR is negative. If a pool funds because our relative TSR exceeds the POP performance hurdle, but our absolute TSR is not positive, then the awards will not be paid unless and until absolute TSR becomes positive. The award will expire seven years after the end of the performance period if absolute TSR does not become positive within that period.

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Compensation Discussion and Analysis

CEO POP AWARD For every $100 paid to our CEO in POP awards $140,909 in value was created for our stockholders in exceeding the POP performance hurdle(2)

(1)	CEO POP awards paid in January 2020 include awards earned for the 2017-2019 performance period and the earned portion of the holdback amount earned from the 2016-2018 performance period.

(2)

The POP hurdle is 100 bps above the three-year compound annualized TSR of the MSCI REIT Index. See footnotes to “CEO POP Awards are a Small Fraction of Total Value Created for Stockholders in Exceeding POP Hurdles.”

■

For performance periods starting prior to 2018, the POP compensation pool for each performance cycle was capped at the greater of $75 million and 0.5% of our equity market capitalization at the start of a performance period. Amounts earned in excess of $75 million are subject to additional performance hurdles for three years after the end of the performance period.

■

In response to stockholder feedback, we reduced the potential size of the pool by applying an absolute maximum cap of $100 million starting with the 2018-2020 performance period and imposed 7-year cliff vesting on the bulk of the earned awards. Application of the absolute cap reduced the maximum size of the estimated 2019-2021 performance pool by 51% (compared to the pool applying the cap provided by the original plan).

■

Under the new construct, only 20% of POP awards is paid, if earned, at the end of the performance period. 80% of such earned awards is subject to the additional 7-year cliff vesting. The 20% that is paid at the end of the 3-year performance period is subject to an additional 3-year holding requirement.

■

Although the new construct was effective for performance periods starting in 2018, our NEOs voluntarily elected to apply this construct retroactively to their awards earned for the 2016-2018 and 2017-2019 performance periods. The NEOs did not receive any benefit in exchange for their election. Please see Narrative Discussion to Summary Compensation Table for Fiscal Year 2019 for further detail.

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Compensation Discussion and Analysis

HOW IT WORKS
Prologis Promote Plan (PPP) How do Promotes work?

Strenuous Hurdles: Hurdles are negotiated with third-party partners whose vested interest is to set hurdles as high as possible. Promotes are earned by Prologis when investment rates of return (“IRR”) exceed certain pre-negotiated compound annualized return hurdles.

■ Common incentive fee/promote structure is 10-20% of returns in excess of 7-9% annualized returns to venture investors calculated over a three-year performance period.

Compensation Pool: The pool is 40% of the promote (after excluding our ownership share).

Cap: Capped at core compensation (excluding outperformance awards) for the two most recent years

Shareholder Alignment: Paid to CEO 100% in equity and to NEOs 65% in equity

Vesting period: 4 years on the equity portion of grant

Performance Period: Typically 3 years depending on the venture

Incentivizing Team Beyond Executives: ~100 participants

HOW THE PPP HURDLE WORKS

■

PPP performance hurdles are the formulaic promote hurdles established by our strategic capital ventures to incentivize superior performance. Promotes are earned by Prologis when returns in certain of our ventures exceed pre-negotiated preferred return hurdles. These promotes are third-party validated measures of operational success.

■

For a number of our ventures, meeting a promote hurdle requires an internal rate of return in excess of a 7% to 9% annualized return. Promotes are often structured such that the company receives 10% to 20% of returns above the negotiated return hurdles. For certain of our ventures, we negotiated a structure with higher management fees and no promotes, determining that the structure was in the best interests of the company (even if the structure would not have promotes eligible for PPP award opportunities). The performance period for promotes with respect to our operating portfolios is generally three years.

■	To meet or surpass the promote hurdles, we must make smart capital allocation decisions and manage our assets to produce outstanding returns over an extended period of time.

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Compensation Discussion and Analysis

CEO PPP AWARD For every $100 paid to our CEO in PPP awards $9,302 in value was created for our stockholders when exceeding the PPP performance hurdles(2)

(1)	PPP awards paid in 2019.

(2)

For definition of total value created for stockholders when achieving PPP hurdles, please see footnotes to “CEO PPP Awards are a Small Fraction of Total Value Created for Stockholders When We Achieved PPP Hurdles.”

■

Achievement of promote hurdles means we have created superior returns for our venture investors. This also translates into tremendous value created for our stockholders over the applicable performance periods by increasing the value of our ownership share of the ventures as well as driving earnings from promote and management fee payments.

■

When we achieve the difficult promote hurdle and the company earns the promote, the promote proceeds are used to fund a PPP compensation pool. This pool is 40% of the promote (after excluding our ownership share in the applicable venture) typically paid to about 100 participants in total.

■	We have heard that our strategic capital investors take great comfort in knowing that management benefits directly from the outperformance of the ventures’ investments.

■	Individual awards under PPP are capped at the participants’ compensation (excluding awards under the two outperformance compensation plans) for the two most recently completed years.

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Compensation Discussion and Analysis

Other Compensation Elements and Considerations

LTIP Units

■

LTIP Units are profits interests in Prologis, L.P., our operating partnership. Certain executives, including NEOs, may elect to receive LTIP Units in lieu of RSUs. Our NEOs elected to receive all of their equity awards granted in 2019 in LTIP Units, further aligning NEO and stockholder interests.

■	LTIP Units were structured to be generally economically equivalent to RSUs and generally have the same vesting terms as RSUs.

NEO waivers of retirement eligibility benefits

■

For any equity awards granted starting in 2017, Mr. Moghadam voluntarily waived any vesting benefits related to meeting retirement-eligibility thresholds under our incentive plan. Vesting under such awards will continue after he terminates employment as long as he continues in a substantial role with the company or its affiliates. Our other NEOs executed a similar waiver applicable to equity awards granted after September 2018.

■	To demonstrate their commitment to our company, our NEOs executed these waivers voluntarily without receiving any benefit in exchange.

■

Had the NEOs not waived such provisions, they would be entitled to certain benefits such as the acceleration of vesting of their equity awards upon termination of employment after they meet the retirement-eligibility thresholds under our compensation plans.

■

In 2020, the Compensation Committee amended the NEO waivers to allow for continued vesting of certain awards if an NEO performs approved services for the company or community work after termination (to the extent such provisions did not already apply to such awards.) The amendment did not change the NEOs’ waivers of their retirement-eligibility benefits.

Senior-level benefits

■

In addition to benefits provided to all other U.S. employees, such as our 401(k) plan, health care and welfare coverage, paid time-off, life and accident insurance and short and long-term disability programs, we offer our NEOs the following senior-level benefits:

–	Deferred compensation plans

–

Retiree medical benefits—upon retirement and having served as a member of the management executive committee (our CEO and certain direct reports) for five consecutive years, executives may continue health coverage under our plans at their own expense

–	Financial planning services

–	Company-paid parking

–	Personal use of leased corporate aircraft interest by our CEO if reimbursed by the CEO

Change-in-control benefits

■	Our NEOs’ benefits include fair and reasonable severance in connection with a change in control to serve the best interests of stockholders during a threatened or actual change in control by:

–	Providing for continuity of our management team’s services

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Compensation Discussion and Analysis

–	Increasing objectivity of our management team in analyzing a proposed change in control and advising the Board if such proposal is in the best interests of stockholders

■	Such benefits apply on a double-trigger basis (change in control has occurred and NEO’s employment status is impacted) and consist of:

–	Cash severance payments that are a multiple of salary and/or cash bonus opportunity levels (generally, two times salary and bonus for NEOs)(1)

–	Accelerated vesting of unvested equity awards, available through change-in-control agreements or long-term equity incentive plans

Other considerations

COMPENSATION GOVERNANCE POLICIES What We Do	What We Don’t Do

✓   Pay aligns with performance: performance measures heavily weighted to three-year relative TSR

✓   Most pay is at-risk and not guaranteed

✓   Robust stock ownership requirements:

      CEO: $10 million(2)

      Other NEOs: 3x salary

      Other Senior Officers: 1x salary

      Directors: 5x annual cash retainer

✓   Clawback policy for NEOs

✓   Double-trigger change-in-control provisions

✓   Independent compensation consultant

✓   Annual compensation risk-related review

✓   Minimal perquisites

×   No guaranteed salary / bonus increases

×   No employment agreements for NEOs guaranteeing compensation

×   No repricing or buyouts of stock options without stockholder approval

×   No excise tax gross-ups

×   No hedging or pledging of our common stock

(1)

In 2019, the Compensation Committee amended and restated our CEO’s change-in-control agreement to reflect our CEO’s salary decrease to $1, such that change-in-control benefits would continue to apply on a double-trigger basis and are intended to approximate the same benefits as in the original agreement.

(2)	Due to our CEO’s salary decrease to $1 in 2019, this requirement was changed to $10 million (equal to 10 times his base salary in 2018).

Risk mitigation

■

Annual Compensation Committee risk assessments of our compensation program: The Compensation Committee monitors the risk profile with respect to compensation policies and practices. No material risks were found.

■

Quarterly reports to Board on company performance against business plan and strategic objectives: The Board provides oversight to ensure that our compensation structure is not driving the company to take excessive operational risks.

■

Internal management controls: Controls and procedures ensure operations are completed in line with governance standards to ensure that excessive risks are not taken, including a series of checks and balances with respect to the commitment of capital.

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Compensation Discussion and Analysis

■

Real estate risk management: Real estate risk management processes monitor key risks associated with our real estate assets, such as levels of occupancy, non-income-producing assets, leverage, foreign currency exposure and other factors.

■	Recoupment policy: This policy is a mechanism to claw back compensation in the event of a financial restatement.

■	Stock ownership guidelines: These guidelines align management interests with stockholders.

Stock ownership guidelines

■	All NEOs and directors are in compliance.

■

The guidelines require stock ownership of at least $10 million for our CEO or a multiple of annual base salary for other officers (3x base salary for other NEOs; and 1x base salary for senior vice presidents, managing directors and regional presidents).

■	The guidelines require share ownership for our directors of 5x the annual Board retainer.

■

Stock eligible under the guidelines includes common stock, vested, unvested and deferred equity awards (except stock options), associated dividend equivalents, earned LTIP Units and partnership units exchangeable into our common stock. The guidelines require retention of 50% of net shares received under our equity plans upon certain events until ownership thresholds are met.

Hedging and pledging policies

All hedging and pledging of common stock are prohibited: Our insider trading policy prohibits all NEOs, employees and directors from hedging or pledging shares of our common stock. All of our NEOs and directors are currently in compliance with this prohibition.

Compensation recoupment (clawback) policy

The Board has adopted a compensation clawback policy, which provides that in the event of a substantial restatement of our previously issued financial statements, a review will be undertaken by the Board of performance-based compensation awarded to certain officers that was attributable to our financial performance during the time periods restated. If the Board determines that an officer was improperly compensated and that it is in our best interests to recover or cancel such compensation, the Board will pursue all reasonable legal remedies to recover or cancel such performance-based compensation. The policy further provides that if the Board learns of any misconduct by certain officers that caused the restatement, the Board shall take such action as it deems necessary to remedy the misconduct, prevent its recurrence and, if appropriate, based on all relevant facts and circumstances, punish the wrongdoer. Such punishment by the Board could include dismissal, legal action for breach of fiduciary duty or such other action to enforce the officer’s obligations to us as may fit the facts surrounding the particular case. In determining the appropriate punishment, the Board may take into account punishments imposed by third parties. The Board’s power to determine the appropriate punishment for the wrongdoer is in addition to, and not in replacement of, remedies imposed by such third parties.

Equity grant policy and program administration

Awards are administered by our human resources and stock plan administration departments. Grants are made generally in the first quarter of the year, after promotion, at the time of new hire or in accordance with PPP. Equity grant dates are not scheduled based on the timing of the release of material non-public information.

We discontinued the issuance of stock option awards after February 2011.

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Compensation Discussion and Analysis

Impact of accounting and tax treatment

To the extent reasonable and allowable, executive compensation will be deductible by the company for federal income tax purposes. However, the Compensation Committee may design compensation program components that are not deductible. In addition, the Internal Revenue Service recently released proposed regulations under section 162(m), which may limit the future deductibility of certain executive compensation amounts. Because we intend to qualify as a REIT under the Internal Revenue Code, we generally distribute 100% of our net taxable income each year, and as a result do not pay U.S. federal income tax. As such, we do not expect the possible loss of executive compensation deductions to have a material impact on us. We intend that executive compensation comply with 409A of the Internal Revenue Code, which may impose additional taxes on our NEOs for Section 409A. In addition, we expense base salaries and annual bonus awarded in the year they are earned. In accordance with ASC Topic 718, we expense the value of equity awards granted over the vesting period of such grants.

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Compensation Discussion and Analysis

Talent and Compensation Committee Report

We, the members of the Talent and Compensation Committee, have reviewed and discussed CD&A set forth above with the management of the company and, based on such review and discussion, have recommended to the Board that this CD&A be included in this proxy statement and, through incorporation by reference of this proxy statement, the company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Talent and Compensation Committee:

George L. Fotiades (Chair)

David P. O’Connor

William D. Zollars

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Summary Compensation Table

Summary Compensation Table for Fiscal Year 2019*

	Year	Salary(1)	Bonus(1)(2)(3)	Stock Awards(3)(4)(5)	Non-Equity Incentive Plan Compensation(5)	All Other Compensation(6)	Total
Name and Principal Position (a)	(b)	($) (c)	($) (d)	($) (e)	($) (g)	($) (i)	($) (j)

Hamid Moghadam Chief Executive Officer	2019	$1	$1,800,000	$28,499,922	—	$ 83,515	$30,383,438
	2018	$1,000,000	$1,800,000	$25,313,854	—	$ 87,546	$28,201,400
	2017	$1,000,000	$2,062,500	$16,203,727	—	$ 85,900	$19,352,127

Thomas Olinger Chief Financial Officer	2019	$ 600,000	$ 750,000	$7,787,616	$1,812,766	$ 43,565	$10,993,947
	2018	$ 600,000	$ 862,500	$6,990,744	$1,334,760	$ 43,135	$9,831,139
	2017	$ 600,000	$ 993,750	$4,710,651	$ 612,949	$ 43,940	$6,961,290

Eugene Reilly Chief Investment Officer	2019	$ 600,000	$1,150,000	$8,537,585	$1,812,766	$ 41,867	$12,142,218
	2018	$ 600,000	$ 975,000	$7,740,763	$1,334,760	$ 40,167	$10,690,690
	2017	$ 600,000	$1,046,250	$5,223,773	$ 612,949	$ 34,633	$7,517,605

Edward Nekritz Chief Legal Officer and General Counsel	2019	$ 600,000	$ 925,000	$7,787,616	$1,812,766	$ 41,405	$11,166,787
	2018	$ 600,000	$ 900,000	$6,990,744	$1,334,760	$ 40,915	$9,866,419
	2017	$ 600,000	$1,038,750	$4,721,901	$ 612,949	$ 37,718	$7,011,318

Gary Anderson Chief Operating Officer	2019	$ 600,000	$ 925,000	$7,787,616	$1,812,766	$ 44,552	$11,169,934
	2018	$ 600,000	$ 900,000	$6,990,744	$1,334,760	$ 40,915	$9,866,419
	2017	$ 600,000	$1,046,250	$4,723,776	$ 612,949	$ 37,718	$7,020,693

Michael Curless Chief Customer Officer	2019	$ 600,000	$ 750,000	$7,487,614	$1,812,766	$ 42,290	$10,692,670
	2018	$ 600,000	$ 900,000	$6,690,772	$1,334,760	$ 43,135	$9,568,667
	2017	$ 600,000	$1,008,750	$4,514,412	$ 612,949	$ 41,925	$6,778,036

*	Columns (f) and (h) have been omitted from this table because they are not applicable.

(1)

No salary or bonus amounts were deferred under our nonqualified deferred compensation plans in any year (see the narrative discussion that follows the Nonqualified Deferred Compensation in Fiscal Year 2019 table below). Amounts deferred under the Prologis 401(k) Savings Plan (“401(k) Plan”) at the election of the NEO, from salary and/or bonus payments are included in the amounts presented in columns (c) or (d) and are as follows:

■	Mr. Moghadam: $24,500 in 2018 and $24,000 in 2017. Mr. Olinger, Mr. Reilly, Mr. Nekritz, Mr. Anderson and Mr. Curless: $25,000 in 2019, $24,500 in 2018 and $24,000 in 2017.

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Summary Compensation Table

(2)	Bonuses earned for a fiscal year are paid in the subsequent fiscal year (e.g., the bonuses in column (d) earned for performance in 2019 were paid in the first quarter of 2020).

(3)

We eliminated the bonus exchange premium for our NEOs starting in 2018. Under the bonus exchange for 2017, the NEO elected to receive all or a portion of his cash bonus in equity awards (RSUs or LTIP Units valued at 125% of the cash bonus exchanged (discussed below in the narrative discussion that follows the Grants of Plan-Based Awards in Fiscal Year 2019 table)). The value of equity awards received is equal to 125% of the cash bonus exchanged for 2017. Equity awards granted as part of the 2017 bonus exchange have a vesting period of three years (40% in the first year, 40% in the second year and 20% in the third year). For 2019 and 2018, the value of equity awards received is equal to 100% of the cash bonus exchanged and, as no exchange premium applied, such awards were fully vested upon issuance on March 8, 2019 and February     , 2020, respectively. The amount in column (d) includes the actual bonus awarded to the NEO participating in the bonus exchange regardless of whether cash or stock awards were received. The value of the stock awards in excess of the bonus award (the 25% premium in the case of bonus exchange for 2017) is included in column (e).

Name	Year(i)	Annual Cash Bonus Award(ii)	Amount Exchanged(iii)	25% Premium on Exchange(iv)	Exchanged Equity Value(v)	# of Shares or Units(vi)
Mr. Moghadam	2019	$1,800,000	$1,800,000	—	$1,800,000	19,094
	2018	$1,800,000	$1,800,000	—	$1,800,000	25,337
	2017	$2,062,500	$2,062,500	$515,625	$2,578,125	42,740
Mr. Olinger	2019	$ 750,000	$ 750,000	—	$ 750,000	7,956
	2018	$ 862,500	$ 862,500	—	$ 862,500	12,141
	2017	$ 993,750	$ 993,750	$248,438	$1,242,188	20,593
Mr. Reilly	2019	$1,150,000	$1,150,000	—	$1,150,000	12,199
	2018	$ 975,000	$ 975,000	—	$ 975,000	13,724
	2017	$1,046,250	$1,046,250	$261,563	$1,307,813	21,681
Mr. Nekritz	2019	$ 925,000	$ 925,000	—	$ 925,000	9,812
	2018	$ 900,000	$ 900,000	—	$ 900,000	12,668
	2017	$1,038,750	$1,038,750	$259,688	$1,298,438	21,525
Mr. Anderson	2019	$ 925,000	$ 925,000	—	$ 925,000	9,812
	2018	$ 900,000	$ 900,000	—	$ 900,000	12,668
	2017	$1,046,250	$1,046,250	$261,563	$1,307,813	21,681
Mr. Curless	2019	$ 750,000	$ 750,000	—	$ 750,000	7,956
	2018	$ 900,000	$ 900,000	—	$ 900,000	12,668
	2017	$1,008,750	$1,008,750	$252,188	$1,260,938	20,904

(i)	This is the year that the bonus is presented in the Summary Compensation Table. Bonuses for each year were awarded in the first quarter of the following year.

(ii)	Represents the bonus awarded to the NEO before the bonus exchange election.

(iii)

This column reflects the value of the bonus award that the NEO has elected to exchange. All NEOs elected to exchange 100% of their bonuses for 2019, 2018 and 2017. Accordingly, the NEOs exchanged the bonus amounts reflected in column (iii) for equity, and received the remainder of their bonus amounts, if any, in cash.

(iv)	Grants a premium of 25% of the portion of the bonus that is subject to the exchange in 2017. Bonus Exchange premiums were not offered to NEOs in 2019 or 2018.

(v)

Represents the sum of the exchanged portion of the bonus and, for 2017, the 25% premium. This value is granted to the NEO in the form of equity with vesting over a three-year period (40% in the first year, 40% in the second year and 20% in the third year) for 2017. The NEO did not receive any premium for exchanging his 2019 or 2018 bonus into equity, so the equity received in exchange for his 2019 bonus was fully vested upon issuance.

(vi)

Represents the total equity award granted to the NEO under the bonus exchange calculated based on the closing price of our common stock on the date the bonus is awarded. For all years presented, each NEO elected to receive the equity award in the form of LTIP Units.

Information on how we value equity awards is included in the narrative discussion that follows the Grants of Plan-Based Awards in Fiscal Year 2019 table below.

(4)

Amounts represent the value of equity awards granted in each year including awards granted under our annual LTI equity award program, awards granted under PPP (discussed below) and the allocation of the POP compensation pool to the NEO for the applicable performance period. Column (e) also includes the value of the premium awarded in 2017 resulting from the election of the bonus exchange (discussed above).

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Summary Compensation Table

Annual LTI Equity Incentive Awards:

Under our annual LTI equity award program, we generally grant equity awards in the first quarter for the performance period ended in the previous year. For example, the annual awards in column (e) for 2019 were granted in February 2019 but were based on a performance period that ended in 2018. The amount of each NEO’s annual award is based on performance criteria and the award is also subject to continued employment.

■	2019 LTIP Units issued on March 8, 2019 (approved by the Compensation Committee on February 11, 2019) were:

Mr. Moghadam—174,197 LTIP Units valued at $12,374,955

Mr. Olinger—44,341 LTIP Units valued at $3,149,985

Mr. Reilly—54,898 LTIP Units valued at $3,899,954

Mr. Nekritz—44,341 LTIP Units valued at $3,149,985

Mr. Anderson—44,341 LTIP Units valued at $3,149,985

Mr. Curless—40,118 LTIP Units valued at $2,849,983

The number of LTIP Units was determined using the closing price of our common stock on the award grant date of February 11, 2019 ($71.04). This is the value used for accounting purposes to expense the grant.

■	2018 LTIP Units issued on March 7, 2018 (approved by the Compensation Committee on February 9, 2018) were:

Mr. Moghadam—205,155 LTIP Units valued at $12,374,950

Mr. Olinger—52,221 LTIP Units valued at $3,149,971

Mr. Reilly—64,655 LTIP Units valued at $3,899,990

Mr. Nekritz—52,221 LTIP Units valued at $3,149,971

Mr. Anderson—52,221 LTIP Units valued at $3,149,971

Mr. Curless—47,248 LTIP Units valued at $2,849,999

The number of LTIP Units was determined using the closing price of our common stock on the award grant date of February 9, 2018 ($60.32). This is the value used for accounting purposes to expense the grant.

■	2017 LTIP Units issued on March 7, 2017 (approved by the Compensation Committee on February 10, 2017) were:

Mr. Moghadam—164,637 LTIP Units valued at $8,249,960

Mr. Olinger—41,907 LTIP Units valued at $2,099,960

Mr. Reilly—51,885 LTIP Units valued at $2,599,957

Mr. Nekritz—41,907 LTIP Units valued at $2,099,960

Mr. Anderson—41,907 LTIP Units valued at $2,099,960

Mr. Curless—37,916 LTIP Units valued at $1,899,971

The number of LTIP Units was determined using the closing price of our common stock on the award grant date of February 10, 2017 ($50.11). This is the value used for accounting purposes to expense the grant.

Information on how we value equity awards is included in the narrative discussion that follows the Grants of Plan-Based Awards in Fiscal Year 2019 table below. Also see “Compensation Discussion and Analysis.”

POP:

The values in column (e) include the NEO’s allocation of the estimated compensation pool value awarded under POP. This value is included in the NEO’s compensation even though there is no assurance that the value of the allocation will ever be realized by the NEO.

■	2019 (2019-2021 Performance Period): Values of the allocation as of the date of the allocation (January 2, 2019) were: Mr. Moghadam ($3,180,000) and all other NEOs (each $1,272,000).

■	2018 (2018-2020 Performance Period): Values of the allocation as of the date of the allocation (January 2, 2018) were: Mr. Moghadam ($3,405,000) and all other NEOs (each $1,362,000).

■	2017 (2017-2019 Performance Period): Values of the allocation as of the date of the allocation (January 3, 2017) were: Mr. Moghadam ($3,060,000) and all other NEOs (each $1,224,000).

POP and the exchange of the compensation pool allocation for POP LTIP Units are discussed below in the narrative that follows the “Grants of Plan-Based Awards in Fiscal Year 2019” table.

(5)

Awards in the form of cash and/or equity awards were granted to participating employees, including all of the NEOs, in December 2019, March 2019, November 2019, December 2018, June 2018, January 2018, September 2017 and May 2017 under PPP. The value of the equity portion of the award is included in column (e) based on the fair value on the grant date of the equity awards. The cash portion of the award is included in column (g). Because it is not possible to determine whether any incentive fees or promotes will be received in future years, only awards resulting from compensation pools that have funded are included in the compensation of the NEOs. All PPP awards paid in 2019 and 2018 vest over four years, except the January 2018 award that vests over three years. All PPP awards paid in 2017 vest over three years.

■

PPP awards paid in 2019: All of Mr. Moghadam’s 2019 PPP awards were paid in the form of equity (in aggregate, 152,764 LTIP Units or $12,944,967). 35% of the 2019 PPP awards for each of the other NEOs were in the form of cash (in aggregate $1,812,766). Mr. Olinger, Mr. Reilly, Mr. Nekritz, Mr. Anderson and Mr. Curless received 65% of their 2019 PPP awards in the form of equity (in aggregate, 39,718 LTIP Units or $3,365,631). The LTIP Units were valued at $69.88, $90.29 and $90.56 per share, the closing price of our common stock on the grant date (March 1, 2019, November 22, 2019 and December 5, 2019, respectively).

■

PPP awards paid in 2018: All of Mr. Moghadam’s 2018 PPP awards were paid in the form of equity (in aggregate, 151,291 LTIP Units or $9,533,904). 35% of the 2018 PPP awards for each of the other NEOs were in the form of cash (in aggregate $1,334,760). Mr. Reilly,

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Summary Compensation Table

Mr. Nekritz, Mr. Anderson and Mr. Curless received 65% of their 2018 PPP awards in the form of equity (in aggregate, 39,335 LTIP Units or $2,478,773) and Mr. Olinger received 65% of his 2018 PPP awards in equity (in aggregate 39,335 RSUs or $2,478,773). The LTIP Units and RSUs were valued at $62.65, $63.51 and $68.48 per share, the closing price of our common stock on the grant date (January 9, 2018, June 19, 2018 and December 6, 2018, respectively).

■

PPP awards paid in 2017: All of Mr. Moghadam’s 2017 PPP awards were paid in the form of equity (in aggregate, 79,531 LTIP Units or $4,378,142). 35% of the 2017 PPP awards for each of the other NEOs were in the form of cash (in aggregate $612,949). 65% of their 2017 PPP awards were in the form of equity (in aggregate, 20,677 LTIP Units or $1,138,253). The LTIP Units were valued at $54.60 and $64.02 per share, the closing price of our common stock on the grant date (May 2, 2017 and September 25, 2017, respectively).

Additional information on the allocations of PPP compensation pools and how they are valued is included in the narrative that follows the “Grants of Plan-Based Awards in Fiscal Year 2019” table.

(6)	The amounts in column (i) represent the other compensation amounts paid to each of the NEOs in 2019, 2018 and 2017. These amounts include the following items:

		401(k) Plan Match	Financial Planning Services(a)	Parking(a)	Other(b)	Totals(c)
Mr. Moghadam	2019	—	$63,275	$7,740	$12,500	$83,515
	2018	$8,250	$61,496	$7,800	$10,000	$87,546
	2017	$8,100	$60,000	$7,800	$10,000	$85,900
Mr. Olinger	2019	$8,250	$17,655	$5,160	$12,500	$43,565
	2018	$8,250	$17,165	$5,220	$12,500	$43,135
	2017	$8,100	$16,765	$5,220	$13,855	$43,940
Mr. Reilly	2019	$8,250	$17,655	$1,418	$14,544	$41,867
	2018	$8,250	$17,165	$2,252	$12,500	$40,167
	2017	$8,100	$16,765	$ 518	$ 9,250	$34,633
Mr. Nekritz	2019	$8,250	$17,655	$3,000	$12,500	$41,405
	2018	$8,250	$17,165	$3,000	$12,500	$40,915
	2017	$8,100	$16,765	$ 353	$12,500	$37,718
Mr. Anderson	2019	$8,250	$17,655	$3,000	$15,647	$44,552
	2018	$8,250	$17,165	$3,000	$12,500	$40,915
	2017	$8,100	$16,765	$ 353	$12,500	$37,718
Mr. Curless	2019	$8,250	$17,655	$3,885	$12,500	$42,290
	2018	$8,250	$17,165	$5,220	$12,500	$43,135
	2017	$8,100	$16,765	$5,220	$11,840	$41,925

(a)	We provide financial planning services, and parking, if applicable, to certain of our employees, including the NEOs, based on their position with the company.

(b)	For 2019 includes: (i) matching charitable contributions by the company’s charitable foundation and (ii) anniversary gift for Mr. Reilly and Mr. Anderson.

For 2018 includes: matching charitable contributions by the company’s charitable foundation.

For 2017 includes: (i) matching charitable contributions by the company’s charitable foundation and (ii) service award for Mr. Olinger.

Our charitable foundation will match the amount of charitable contributions to qualifying organizations made by our directors and all of our employees. The annual maximum amount of matching contributions in one year applicable to our NEOs is $12,500, not including amounts matched under special matching initiatives related to specific events, such as natural disasters. Matching contributions available in a particular year that are not used may be carried over to the subsequent year. Amounts reported represent charitable contributions of our charitable foundation that were paid directly to outside organizations during the calendar year to match qualifying contributions made by the NEOs during that year and can also include amounts carried over from previous years.

(c)

No perquisite amounts are reported in any year for any of the NEOs as the aggregate amount of the incremental costs of any perquisites for an individual NEO does not exceed $10,000 in any year. In 2019, 2018 and 2017, a leased corporate aircraft was used for non-business purposes by Mr. Moghadam. The incremental costs to the company for Mr. Moghadam were de minimis and reimbursed by him. In 2017 and 2018, a leased corporate aircraft was used for a non-business purpose by Mr. Moghadam. The incremental cost to the company for Mr. Moghadam was de minimis and was reimbursed by him. These amounts are not included in Mr. Moghadam’s 2017, 2018 and 2019 because the total of perquisites did not exceed $10,000.

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Grants of Plan-Based Awards

Grants of Plan-Based Awards in Fiscal Year 2019*

	Estimated Future Payouts Under Equity Incentive Plan Awards
Name (a)	Grant Date (b)		Target (g)	Maximum ($) (h)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock Awards ($) (l)
Annual and PPP Grants:
Hamid Moghadam	01/02/19	(1)	$3,180,000	$15,000,000	—	$3,180,000
	03/08/19	(2)	—	—	174,197	$12,374,955
	03/15/19	(3)	—	—	42,965	$3,002,394
	12/19/19	(3)	—	—	106,745	$9,666,827
	12/19/19	(3)	—	—	3,054	$275,746

Thomas Olinger	01/02/19	(1)	$1,272,000	$6,000,000	—	$1,272,000
	03/08/19	(2)	—	—	44,341	$3,149,985
	03/15/19	(3)	—	—	11,171	$780,629
	12/19/19	(3)	—	—	27,753	$2,513,312
	12/19/19	(3)	—	—	794	$71,690

Eugene Reilly	01/02/19	(1)	$1,272,000	$6,000,000	—	$1,272,000
	03/08/19	(2)	—	—	54,898	$3,899,954
	03/15/19	(3)	—	—	11,171	$780,629
	12/19/19	(3)	—	—	27,753	$2,513,312
	12/19/19	(3)	—	—	794	$71,690

Edward Nekritz	01/02/19	(1)	$1,272,000	$6,000,000	—	$1,272,000
	03/08/19	(2)	—	—	44,341	$3,149,985
	03/15/19	(3)	—	—	11,171	$780,629
	12/19/19	(3)	—	—	27,753	$2,513,312
	12/19/19	(3)	—	—	794	$71,690

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Grants of Plan-Based Awards

	Estimated Future Payouts Under Equity Incentive Plan Awards
Name (a)	Grant Date (b)		Target (g)	Maximum ($) (h)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	Grant Date Fair Value of Stock Awards ($) (l)

Gary Anderson	01/02/19	(1)	$1,272,000	$6,000,000	—	$1,272,000
	03/08/19	(2)	—	—	44,341	$3,149,985
	03/15/19	(3)	—	—	11,171	$780,629
	12/19/19	(3)	—	—	27,753	$2,513,312
	12/19/19	(3)	—	—	794	$71,690

Michael Curless	01/02/19	(1)	$1,272,000	$6,000,000	—	$1,272,000
	03/08/19	(2)	—	—	40,118	$2,849,983
	03/15/19	(3)	—	—	11,171	$780,629
	12/19/19	(3)	—	—	27,753	$2,513,312
	12/19/19	(3)	—	—	794	$71,690

*

Columns (c) through (e), (f), (j) and (k) have been omitted from this table because they are not applicable. Does not include bonus exchanged for equity (valued at 100% of the bonus) paid in 2020 for the 2019 performance year. See footnote 3 to the Summary Compensation Table for Fiscal year 2019.

(1)

Represents the allocation of the estimated POP compensation pool in January 2019 for the 2019-2021 performance period. Since POP rewards only extraordinary performance, there is no Threshold value. Notwithstanding the values of allocations shown in this table, there can be no assurance that the company’s performance at the end of an applicable performance period will result in any payment under POP. The amount in column (h) represents the NEO’s allocation of the maximum pool value for the 2019-2021 Performance Period of $100.0 million. The value in column (l) is the grant-date fair value of the NEO’s allocation based on a valuation of the future compensation pool using a Monte Carlo simulation as of the grant date to estimate a fair value for accounting purposes, estimated at $21.2 million. We used the grant date fair value of the award as an estimate of target value because payments under the award ultimately will be based on performance to the MSCI REIT Index over the performance period. Please see discussion regarding POP below. Awards under POP may be paid in either cash or equity (with an additional 7-year cliff vesting requirement on 80% of the applicable award and no additional vesting on 20% of the applicable award). The Compensation Committee has determined that the awards for the 2019-2021 Performance Period will be paid in equity, if at all. POP LTIP Units for the 2019-2021 performance period were issued on December 17, 2019.

(2)

Represents the annual long-term equity incentive awards for the performance year ended in 2018 that were granted in 2019. These awards were approved by the Compensation Committee on February 11, 2019 at which time the NEO elected to receive the award in the form of LTIP Units. The LTIP Units were issued in March 8, 2019 and vest ratably over a four-year period. The value in column (l) represents the award in column (i) valued at $71.04 per share, which was the closing price of our common stock on the February 11, 2019 award grant date. This value is used for accounting purposes to expense the grant. Annual long-term equity incentive awards for the performance year ended in 2019 were granted by the Compensation Committee in February 2020 and are not included in this table. See “Compensation Discussion and Analysis.”

(3)

The NEO was awarded a compensation opportunity through participation in PPP. PPP compensation pools were determined in March 2019 and December 2019 after incentive fees, or promotes, were earned and paid to us by five of our co-investment ventures. As a result, the NEOs each earned PPP awards related to these promotes. Mr. Moghadam’s entire award was paid in the form of equity, and the remaining NEOs’ awards were paid in the form of cash (35%) and equity (65%). Mr. Olinger, Mr. Reilly, Mr. Nekritz, Mr. Anderson and Mr. Curless elected to receive the equity portion of their award in the form of LTIP Units. The LTIP Units were issued in March 2019 and December 2019 and vest ratably over a four-year period. The values of the LTIP Units granted are included in column (l) of this table based on the fair value of $69.88 per share for the March 2019 grant and $90.56 or $90.29 per share for the December 2019 grant which were the closing prices of our common stock on the applicable grant dates (the dates the Compensation Committee granted the awards). This value is used for accounting purposes to expense the grant. See “Compensation Discussion and Analysis.”

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Discussion of Summary Compensation Table and the Grants of Plan-Based Awards

Narrative Discussion to the Summary Compensation Table for Fiscal Year 2019 and the Grants of Plan-Based Awards in Fiscal Year 2019 Table

Equity compensation plans

At our annual meeting on May 3, 2012, our stockholders approved and adopted the Prologis, Inc. 2012 Long-Term Incentive Plan (the “2012 LTIP”). The 2012 LTIP enables our executive officers, employees, directors and consultants to participate in the ownership of the company and allows us to attract and retain our executive officers, other employees and directors, as well as provide incentives to such persons to maximize our company performance.

In addition, we have other equity compensation plans under which equity awards were outstanding as of December 31, 2019:

■

the Amended and Restated 2002 Stock Option and Incentive Plan and the Third Amended and Restated 1997 Stock Option and Incentive Plan, collectively, the “AMB Plans,” which were both approved by our stockholders; and

■

the ProLogis 2006 Long-Term Incentive Plan, the ProLogis 2000 Share Option Plan for Outside Trustees and the ProLogis 1997 Long-Term Incentive Plan, collectively, the “Trust Plans,” which were assumed by us under the Merger agreement with all outstanding awards converted based on the Merger exchange ratio. The Trust Plans were approved by shareholders of the Trust.

All future equity awards will be granted from the 2012 LTIP (or its successor plan) and we will no longer grant any awards from the AMB Plans or the Trust Plans. The available shares of common stock reserved for issuance under the AMB Plans and the Trust Plans as of May 3, 2012 were added to the share reserve of the 2012 LTIP. All outstanding awards under the AMB Plans and the Trust Plans will remain outstanding until they vest, expire or are forfeited by the participant. As of December 31, 2019, we had 4.6 million shares of common stock remaining available for future issuance under our plans and 10.4 million shares of common stock subject to outstanding unvested awards.

The 2012 LTIP does not expire but no further awards can be granted under the plan after the tenth anniversary date of the plan’s approval. The 2012 LTIP does not permit re-pricing of stock options without stockholder approval. Participants, including non-employee directors, in the 2012 LTIP may receive stock options, stock appreciation rights and full value awards, including dividend equivalents. Only employees may receive incentive stock options under the 2012 LTIP; however, we have not granted incentive stock options in the past and currently do not intend to grant stock options of any kind.

For further detail, please see “Equity Compensation Plans” below.

Equity award terms

We currently intend to grant LTIP Units and RSUs for annual LTI equity and PPP awards. Restricted stock awards were last granted in 2012, and stock options were last granted in 2011. In addition, we provided certain executives with opportunities to earn awards under POP. Beginning in 2014, we offered to certain executives the option to elect to receive LTIP Units in lieu of RSUs that may be granted to them under our compensation program. The general terms of our equity awards outstanding at December 31, 2019 are as follows:

RSUs

Each RSU is convertible into one share of common stock upon vesting. The RSUs granted prior to the 2018 annual grant cycle generally vest ratably over a continued service period of three years, such that the awards vest 34% after the first

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Discussion of Summary Compensation Table and the Grants of Plan-Based Awards

year, 33% after the second year and 33% after the third year. RSUs granted since the 2018 annual grant cycle vest ratably over a period of four years, such that 25% of the award vests each year of the four-year period. Going forward, we intend to grant RSUs for annual LTI equity awards and PPP awards with four-year vesting periods. RSUs granted in accordance with the 2018 POP amendment will have a seven-year cliff vesting period (i.e., the entire award vests on a specified future date) after the end of the initial three-year performance period. RSUs have no voting rights. Certain awards, such as special grants due to hiring or retention considerations, may have different vesting terms, including cliff vesting terms. Equity granted to NEOs as a part of the bonus exchange for 2016 and 2017 generally have a three-year vesting period, such that the bonus exchange awards vest 40% after the first year, 40% after the second year and 20% after the third year. As we eliminated the premium for bonus exchange starting in 2018, equity received by the NEOs in 2020 and 2019 in exchange for their 2019 and 2018 bonus did not include a premium and were fully vested upon issuance. Generally, RSUs earn dividend equivalents (either cash or equity) over the vesting period under the same payment terms as dividends paid on our common stock. RSUs are valued based on the closing price of our common stock on the grant date.

LTIP Units

Certain participants in the 2012 LTIP can elect to receive LTIP Units instead of RSUs. LTIP Units have similar terms to RSUs with respect to vesting provisions, voting rights and dividends. LTIP Units are different from POP LTIP Units granted under POP (as discussed below). LTIP Units are structured with the intent that the units will generally be economically equivalent to the RSUs that would be issued for the applicable awards and generally have the same vesting terms as the RSUs that are granted. Under certain conditions, an LTIP Unit is convertible into a common unit and then redeemable for one share of our common stock, or at our option, cash. Among other conditions, LTIP Units cannot be converted until they are vested and a waiting period of two years from the date of issuance is complete. Like RSUs, LTIP Units earn cash distributions equal to the dividend paid on our common stock. After vesting and other conditions are met, LTIP Units remain outstanding until such time as the holder of the LTIP Units elects to convert.

For any equity awards granted starting in 2017, including issuances of LTIP Units, Mr. Moghadam has waived any vesting benefits related to meeting retirement-eligibility thresholds under our incentive plan. Our other NEOs executed a similar waiver applicable to equity awards granted after September 2018. In accordance with a 2020 amendment to such waivers, vesting under such awards will continue after the NEOs terminate employment as long as the NEO performs approved community work or services for the company. The 2019 amendment did not impact the NEOs’ waiver of their retirement-eligibility benefits.

POP

Please see “Compensation Discussion and Analysis” for a discussion of the general structure of POP and how it fits into our overall compensation program.

Under POP, NEOs are allocated a percentage of a potential compensation pool for each performance period (the “POP Allocations”). We made POP Allocations to the NEOs in 2019 for the 2019-2021 performance period, in 2018 for the 2018-2020 performance period and in 2017 for the 2017-2019 performance period.

The POP Allocations are valued using a Monte Carlo simulation as of the grant date. POP Allocations were structured with the intent that the allocations have no economic value to the participants unless and until performance criteria are met and an award is paid for the applicable performance period.

For each performance period, the Compensation Committee made POP Allocations to the NEOs such that 15% of the compensation pool will be paid to Mr. Moghadam and 6% of the compensation pool will be paid to each of the other NEOs if such awards are earned. In allocating the percentage of the compensation pools to the NEOs, the Compensation Committee took into consideration external market data concerning the typical ratio of CEO compensation to that of other NEOs and employees. The Compensation Committee generally allocated a smaller portion of the total compensation pool to the NEOs relative to the other participants than is typical in the outperformance plans of other companies the committee reviewed at the inception of the plan. The compensation pool for each performance period covered approximately 100 participants at the beginning of each performance period.

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Discussion of Summary Compensation Table and the Grants of Plan-Based Awards

Earned POP awards can be paid in either cash or equity. The Compensation Committee has determined that the awards will be paid, if at all, in equity. Earned POP awards cannot be paid unless and until absolute TSR becomes positive. Any earned POP award will expire seven years after the end of the performance period, if absolute TSR does not become positive within that period.

POP LTIP Units. Certain members of the executive management team, including the NEOs, elected to exchange their POP Allocations for special LTIP Units (the “POP LTIP Units”) as defined under the operating partnership agreement of Prologis, L.P., as amended and/or restated from time to time.

The POP LTIP Units are structured with the intent that the units will be comparable economically to the awards under POP. A participant electing to receive the POP LTIP Units will receive the same percentage of the pool as if the participant had not participated in the exchange. Like other forms of awards under the plan, the POP LTIP Units will have no economic value to the participants until and unless the performance criteria are achieved at the end of a performance period and other conditions are met. Once the Compensation Committee determines whether the performance criteria have been met, the POP LTIP Units will be forfeited to the extent not earned based on the terms of POP. To the extent an award is earned, a NEO will retain the number of POP LTIP Units equal in economic value to the percentage of the performance pool originally allocated to the NEO at the beginning of the applicable performance period. Any POP LTIP Units in excess of such amount will be forfeited. Additional LTIP Units will be issued to true up the original number of POP LTIP units issued for the performance period to the extent such original issuance was insufficient to cover the value of the earned award.

Upon the satisfaction of certain conditions, including achievement of the relevant performance criteria, each POP LTIP Unit may be convertible into a common unit of the operating partnership and then redeemable for one share of our common stock, or cash at our option.

As has become standard tax structuring for profits interests that only vest if performance hurdles are met, the POP LTIP Units are entitled to distributions during the performance period equal to 10% of our common stock dividend. However, contrary to most performance-based programs at other REITs, we are requiring participants to make a significant, non-refundable capital contribution for the POP LTIP Units they receive. This feature is intended to make POP LTIP Units comparable economically to POP Allocations to applicable participants. This structure is designed so that participants receive no additional compensation as a result of the exchange of POP Allocations into POP LTIP Units. This creates downside risk for participants if the performance hurdles are not achieved causing the forfeiture of the capital invested in their POP LTIP Units.

As such, the issuance of POP LTIP Units in exchange for POP Allocations does not affect the compensation amounts for the NEOs in the Summary Compensation Table or in the Grants of Plan-Based Awards Table. The exchange of the POP LTIP Units for POP Allocations does not result in incremental fair value for accounting purposes and does not change the total compensation of the NEOs. As a result, the issuance of the POP LTIP Units in exchange for POP Allocations does not change the presentation of the value of the POP Allocations in the Summary Compensation Table or in the Grants of Plan-Based Awards Table.

As discussed in CD&A, the POP compensation pool only funds if and to the extent our three-year, compound annualized TSR exceeds the three-year compound annualized TSR of the MSCI REIT Index by 100 basis points.

■

2016-2018 performance period: This performance period began on January 1, 2016, ended on December 31, 2018 and included 110 participants at its start. The grant-date fair value of the potential compensation pool on June 3, 2016, the date POP Allocations were awarded, was $26.6 million, determined using a Monte Carlo simulation. Variables used in the simulation under a risk-neutral premise include: (i) expected volatility of our common stock of 23%; (ii) expected volatility of the MSCI REIT Index of 18%; and (iii) correlation between our common stock and the MSCI REIT Index of 89%. The potential compensation pool was capped at $115.0 million, which was 0.5% of our equity market capitalization at December 31, 2015. Awards for the 2016-2018 performance period were determined by the Compensation Committee on January 9, 2019, resulting in pool funding of $115 million. Of the total pool, $75.0 million was paid to participants, including the NEOs, in 2019 in the form of equity subject to the holding and vesting requirements as described below. The excess pool is payable in three approximately equal installments, subject to our continued TSR performance at least equal to the MSCI REIT Index. On January 15, 2020, the Compensation Committee certified that our performance exceeded the MSCI REIT Index and awarded one-third of the excess pool to participants including the NEOs. Such awards included a $2.0 million award paid to Mr. Moghadam and $0.8 million awards paid to each of our other NEOs. The remaining amount will be paid in accordance with the plan as described below.

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Discussion of Summary Compensation Table and the Grants of Plan-Based Awards

■

2017-2019 performance period: This performance period began on January 1, 2017 and ended on December 31, 2019 and included 112 participants at its start. The grant-date fair value of the potential compensation pool on January 3, 2017, the date POP Allocations were awarded, was $20.4 million, determined using a Monte Carlo simulation. Variables used in the simulation under a risk-neutral premise include: (i) expected volatility of our common stock of 25%; (ii) expected volatility of the MSCI REIT Index of 19%; and (iii) correlation between our common stock and the MSCI REIT Index of 88%. The potential compensation pool was capped at $142.1 million, which was 0.5% of our equity market capitalization at December 31, 2016. Awards for the 2017-2019 performance period were determined by the Compensation Committee on January 15, 2020, resulting in pool funding of $142.1 million. Of the total pool, $75.0 million was paid to participants, including the NEOs, in 2020 in the form of equity subject to subject to the holding and vesting requirements as described below. Such awards included an $11.3 million award paid to Mr. Moghadam and $4.5 million awards paid to each of our other NEOs. The excess pool is payable in three approximately equal installments, subject to our continued TSR performance at least equal to the MSCI REIT Index. The remaining amount will be paid in accordance with the plan as described below.

■

2018-2020 performance period: This performance period began on January 1, 2018, will end on December 31, 2020 and included 113 participants at its start. The value of the potential compensation pool on January 2, 2018, the date POP Allocations were awarded, was $22.7 million, determined using a Monte Carlo simulation. Variables used in the simulation under a risk-neutral premise include: (i) expected volatility of our common stock of 19%; (ii) expected volatility of the MSCI REIT Index of 14%; and (iii) correlation between our common stock and the MSCI REIT Index of 87%. The potential compensation pool was capped at $100.0 million. As of December 31, 2019, the projected value of this compensation pool was $100.0 million.

■

2019-2021 performance period: This performance period began on January 1, 2019, will end on December 31, 2021 and included 131 participants at its start. The value of the potential compensation pool on January 2, 2019, the date POP Allocations were awarded, was $21.2 million, determined using a Monte Carlo simulation. Variables used in the simulation under a risk-neutral premise include: (i) expected volatility of our common stock of 19%; (ii) expected volatility of the MSCI REIT Index of 15%; and (iii) correlation between our common stock and the MSCI REIT Index of 87%. The potential compensation pool was capped at $100.0 million. As of December 31, 2019, the projected value of this compensation pool was $100.0 million.

In 2018, our NEOs voluntarily elected to apply long-term cliff vesting to 80% of any awards earned for the 2016-2018 and 2017-2019 performance periods. Under their election, 20% of amounts earned under applicable hurdles will be paid at the time applicable hurdles are met. A holding requirement will apply to these amounts until the sixth year after the beginning of the performance period. 80% of amounts earned under applicable hurdles will be subject to cliff vesting until the tenth year after the beginning of the performance period. In the case of the 2016-2018 performance period, for example, Mr. Moghadam was paid an initial award of $11.3 million. 20% of the $11.3 million award was paid to him in LTIP units in January 2019. A holding period applies to this amount until 2022 (the sixth year after the beginning of the performance period). LTIP units comprising 80% of the $11.3 million are subject to cliff vesting until 2026 (ten years after the beginning of the performance period). As we exceeded the MSCI REIT Index threshold at the end of 2019, Mr. Moghadam was paid 20% of $2 million in LTIP units in January 2020 when the award was approved by the Compensation Committee. A holding period applies to this amount until 2022. LTIP units comprising 80% of the $2 million is subject to cliff vesting until 2026. The same vesting construct will be applied to each of the $2 million awards that can be paid at the end of 2020 and 2021 if the additional performance hurdles are met, subjecting 80% of such awards to cliff vesting until 2026. See discussion of POP for the 2018-2020 performance period in “Compensation Discussion and Analysis” for further details.

PPP Allocations

Please see “Compensation Discussion and Analysis” for a discussion of the general structure of PPP and how it fits into our overall compensation program.

Under PPP, NEOs receive an allocation representing their share of a potential compensation pool (the “PPP Allocations”) that, if funded, will be awarded to the NEO in a percentage of equity with any remainder in cash. The equity portion of the

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Discussion of Summary Compensation Table and the Grants of Plan-Based Awards

earned award would be paid in RSUs or LTIP Units with a four-year vesting period (or three-year vesting period for awards granted prior to the 2018 annual grant cycle). The PPP Allocations have no value unless and until an incentive fee or promote is received and the Compensation Committee grants the applicable PPP award. No awards or values are reported as of the date of the PPP Allocations because it is not possible to determine whether any incentive fees or promotes will be received in future years from a particular venture. For accounting purposes, the cash awards will be expensed when earned and paid to participants and the equity awards are expensed over the vesting period.

For each applicable venture, the Compensation Committee made PPP Allocations to the NEOs such that 15% of the compensation pool will be paid to Mr. Moghadam and 6% of the compensation pool will be paid to each of the other NEOs if such awards are earned. In determining the PPP Allocations to the NEOs, the Compensation Committee utilized a similar rationale as with the POP Allocations discussed above.

PPP compensation pools were funded in 2019, 2018 and 2017. The value of a PPP award earned by a NEO is reported as compensation in the year the award is paid to the NEO on the date of determination by the Compensation Committee. The cash awards earned by the NEOs in 2019, 2018, and 2017 under PPP are included as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for Fiscal Year 2019 for the respective year. The equity awards (LTIP Units) are included as “Stock Awards” in the Summary Compensation Table for Fiscal Year 2019 for the respective year.

Stock options

We discontinued the issuance of stock options prior to the Merger in June 2011. Stock options outstanding are all vested and exercisable. Stock options granted generally vested ratably over a continued service period of three years, however, certain stock options previously granted as a result of the bonus exchange vested over a one-year period (25% per quarter). Stock options were granted with an exercise price equal to the closing price of our common stock on the grant date. The exercise price for any outstanding stock option may not be decreased after the grant date except for reductions approved by our stockholders or if there is an overall adjustment to our outstanding shares, such as an adjustment triggered by a stock split. Stock options expire on the tenth anniversary of the grant date.

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Outstanding Equity Awards

Outstanding Equity Awards at Fiscal Year-End

(DECEMBER 31, 2019)

	Stock Awards(1)
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Hamid Moghadam	65,854	(2)	$5,870,226
	25,245	(3)	$2,250,339
	1,265	(4)	$112,762
	76,552	(5)	$6,823,845
	153,866	(6)	$13,715,615
	25,644	(7)	$2,285,906
	23,700	(8)	$2,112,618
	3,646	(9)	$325,004
	174,197	(10)	$15,527,921
	42,965	(11)	$3,829,900
	109,799	(12)	$9,787,483
	144,276	(16)	$12,860,763
				53,833	(17)	—	(17)
				171,520	(18)	—	(18)
				168,615	(19)	—	(19)
				168,350	(20)	—	(20)

Thomas Olinger	19,366	(2)	$1,726,285
	6,563	(3)	$585,026
	328	(4)	$29,238
	39,165	(6)	$3,491,168
	12,355	(7)	$1,101,325
	44,341	(10)	$3,952,557
	11,171	(11)	$995,783
	28,547	(12)	$2,544,680
	19,903	(13)	$1,774,153
	6,162	(14)	$549,281
	948	(15)	$84,505
	57,710	(16)	$5,144,269
				21,533	(17)	—	(17)
				68,608	(18)	—	(18)
				67,446	(19)	—	(19)
				67,340	(20)	—	(20)

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Outstanding Equity Awards

	Stock Awards(1)
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Eugene Reilly	22,846	(2)	$2,036,492
	6,563	(3)	$585,026
	328	(4)	$29,238
	19,903	(5)	$1,774,153
	48,491	(6)	$4,322,488
	13,008	(7)	$1,159,533
	6,162	(8)	$549,281
	948	(9)	$84,505
	54,898	(10)	$4,893,608
	11,171	(11)	$995,783
	28,547	(12)	$2,544,680
	57,710	(16)	$5,144,269
				21,533	(17)	—	(17)
				68,608	(18)	—	(18)
				67,446	(19)	—	(19)
				67,340	(20)	—	(20)

Edward Nekritz	19,553	(2)	$1,742,954
	6,563	(3)	$585,026
	328	(4)	$29,238
	19,903	(5)	$1,774,153
	39,165	(6)	$3,491,168
	12,915	(7)	$1,151,243
	6,162	(8)	$549,281
	948	(9)	$84,505
	44,341	(10)	$3,952,557
	11,171	(11)	$995,783
	28,547	(12)	$2,544,680
	57,710	(16)	$5,144,269
				21,533	(17)	—	(17)
				68,608	(18)	—	(18)
				67,446	(19)	—	(19)
				67,340	(20)	—	(20)

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Outstanding Equity Awards

	Stock Awards(1)
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested (#) (i)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Gary Anderson	19,553	(2)	$1,742,954
	6,563	(3)	$585,026
	328	(4)	$29,238
	19,903	(5)	$1,774,153
	39,165	(6)	$3,491,168
	13,008	(7)	$1,159,533
	6,162	(8)	$549,281
	948	(9)	$84,505
	44,341	(10)	$3,952,557
	11,171	(11)	$995,783
	28,547	(12)	$2,544,680
	57,710	(16)	$5,144,269
				21,533	(17)	—	(17)
				68,608	(18)	—	(18)
				67,446	(19)	—	(19)
				67,340	(20)	—	(20)

Michael Curless	16,805	(2)	$1,497,998
	6,563	(3)	$585,026
	328	(4)	$29,238
	19,903	(5)	$1,774,153
	35,436	(6)	$3,158,765
	12,542	(7)	$1,117,994
	6,162	(8)	$549,281
	948	(9)	$84,505
	40,118	(10)	$3,576,119
	11,171	(11)	$995,783
	28,547	(12)	$2,544,680
	57,710	(16)	$5,144,269
				21,533	(17)	—	(17)
				68,608	(18)	—	(18)
				67,446	(19)	—	(19)
				67,340	(20)	—	(20)

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Outstanding Equity Awards

Columns	(b, c, d, e and f) have been omitted from this table because they are not applicable.

(1)	Dollar amounts are based on the closing price of our common stock on December 31, 2019, which was $89.14 per share.

(2)	LTIP Units: vested on March 7, 2020.

(3)	LTIP Units: will vest on May 18, 2020.

(4)	LTIP Units: will vest on October 12, 2020.

(5)	LTIP Units: vested on January 26, 2020 (50%) and will vest on January 26, 2021 (50%).

(6)	LTIP Units: vested on March 7, 2020 (33%) and remainder will vest in equal amounts on each of March 7, 2021, and 2022.

(7)	LTIP Units: vested on March 7, 2020 (67%) and will vest on March 7, 2021 (33%).

(8)	LTIP Units: will vest in equal amounts on each July 6, 2020, 2021 and 2022.

(9)	LTIP Units: will vest in equal amounts on each December 17, 2020, 2021 and 2022.

(10)	LTIP Units: vested on March 8, 2020 (25%) and remainder will vest in equal amounts on each of March 8, 2021, 2022, and 2023.

(11)	LTIP Units: vested on March 15, 2020 (25%) and remainder will vest in equal amounts on each of March 15, 2021, 2022, and 2023.

(12)	LTIP Units: will vest in equal amounts on each December 19, 2020, 2021, 2022 and 2023

(13)	RSU: vested on January 9, 2020 (67%) and remainder will vest on January 9, 2021.

(14)	RSU: will vest in equal amounts on each June 19, 2020, 2021 and 2022.

(15)	RSU: will vest in equal amounts on each December 6, 2020, 2021 and 2022.

(16)	LTIP Units: units issued for the 2016-2018 POP Performance Period will vest on January 1, 2026.

(17)	For the 2016-2018 Performance Period, column (i) represents the number of POP LTIP Units issued to the NEO in exchange for the POP Allocation originally allocated to the NEO approved on June 3, 2016.

(18)

For the 2017-2019 Performance Period, column (i) represents the number of POP LTIP Units issued to the NEO in exchange for the POP Allocation originally allocated to the NEO approved on January 3, 2017. No value is presented in column (j) because awards under POP have no threshold value. Actual awards were determined and paid after the end of the three-year performance period. As of December 31, 2019, the value of the compensation pool for the 2017-2019 Performance Period was $142.1 million. As a result, on January 15, 2020, Mr. Moghadam and each other NEO earned 122,004 and 48,801 POP LTIP units, respectively, for the 2017-2019 Performance Period. See the narrative discussion of POP LTIP Units that follows the Grants of Plan-Based Awards Table for 2019.

(19)

For the 2018-2020 Performance Period, column (i) represents the number of POP LTIP Units issued to the NEO in exchange for the POP Allocation to the NEO under POP approved on January 2, 2018. No value is presented in column (j) because awards under POP have no threshold value. Actual awards will not be determined or paid until the end of the three-year performance period. As of December 31, 2018, the projected value of the compensation pool for the 2018-2020 Performance Period was $100.0 million. See the narrative discussion of LTIP Units that follows the Grants of Plan-Based Awards Table for 2019 .

(20)

For the 2019-2021 Performance Period, column (i) represents the number of POP LTIP Units issued to the NEO in exchange for the POP Allocation to the NEO under POP approved on January 2, 2019. No value is presented in column (j) because awards under POP have no threshold value. Actual awards will not be determined or paid until the end of the three-year performance period. As of December 31, 2019, the projected value of the compensation pool for the 2019-2021 Performance Period was $100.0 million. See the narrative discussion of LTIP Units that follows the Grants of Plan-Based Awards Table for 2019.

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Option Exercises and Stock Vested

Option Exercises and Stock Vested in Fiscal Year 2019

	Option Awards				Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)		Value Realized on Exercise ($) (c)		Number of Shares Acquired on Vesting (#) (d)		Value Realized on Vesting ($) (e)
Hamid Moghadam	—		—		358,117	(1)(2)	$25,118,699	(1)(2)
Thomas Olinger	5,200	(1)(3)	312,512	(1)(3)	115,372	(1)(3)	$7,998,848	(1)(3)
Eugene Reilly	—		—		127,094	(1)(4)	$8,862,977	(1)(4)
Edward Nekritz	—		—		116,880	(1)(5)	$8,151,325	(1)(5)
Gary Anderson	—		—		116,608	(1)(6)	$8,132,275	(1)(6)
Michael Curless	—		—		110,323	(1)(7)	$7,695,110	(1)(7)

(1)

Under certain conditions, an LTIP Unit is convertible into a common unit of the operating partnership which can then be redeemed into one share of our common stock (or cash at our election). Among other conditions, LTIP Units cannot be converted until they are vested and after the completion of a requisite waiting period from the date of issuance. See “Narrative Discussion to the Summary Compensation Table for Fiscal Year 2019 and the Grants of Plan-Based Awards in Fiscal Year 2019 Table.”

(2)	Represents the vesting of LTIP Units as presented below:

■	52,014 units with a value of $3,637,859, issued on March 9, 2016, vested on March 9, 2019;

■	14,402 units with a value of $1,059,555, issued on April 19, 2016, vested on April 19, 2019;

■	10,627 units with a value of $939,002, issued on December 16, 2016, vested on December 16, 2019;

■	77,379 units with a value of $5,379,387, issued on March 7, 2017, vested on March 7, 2019;

■	25,245 units with a value of $1,934,019, issued on May 18, 2017, vested on May 18, 2019.

■	1,265 units with a value of $108,588, issued on October 12, 2017, vested on October 12, 2019;

■	38,276 units with a value of $2,526,599, issued on January 26, 2018, vested on January 26, 2019;

■	68,385 units with a value of $4,754,125, issued on March 7, 2018, vested on March 7, 2019;

■	7,901 units with a value of $651,279, issued on July 6, 2018, vested on July 6, 2019;

■	1,216 units with a value of $106,169, issued on December 17, 2018, vested on December 17, 2019;

■	25,337 units with a value of $1,772,070 issued on March 8, 2019, vested on March 8, 2019;

■	36,070 units with a value of $2,250,047, issued on December 9, 2016, vested on January 10, 2019.

(3)	Represents the vesting of LTIP Units as presented below:

■	16,882 units with a value of $1,180,727, issued on March 9, 2016, vested on March 9, 2019;

■	3,744 units with a value of $275,446, issued on April 19, 2016, vested on April 19, 2019;

■	2,763 units with a value of $244,139, issued on December 16, 2016, vested on December 16, 2019;

■	24,905 units with a value of $1,731,395, issued on March 7, 2017, vested on March 7, 2019;

■	6,564 units with a value of $502,868, issued on May 18, 2017, vested on May 18, 2019;

■	329 units with a value of $28,241, issued on October 12, 2017, vested on October 12, 2019;

■	21,294 units with a value of $1,480,359, issued on March 7, 2018, vested on March 7, 2019;

■	12,141 units with a value of $849,142, issued on March 8, 2019, vested on March 8, 2019;

■	14,428 units with a value of $900,019, issued on December 9, 2016, vested on January 10, 2019;

Represents the vesting of shares as presented below:

■	9,952 shares with a value of $610,157, issued on January 9, 2018, vested on January 9, 2019;

■	2,054 shares with a value of $167,463, issued on June 19, 2018, vested on June 19, 2019;

■	316 shares with a value of $28,892, issued on December 6, 2018, vested on December 6, 2019.

Represents options exercised as presented below:

■	5,200 shares with a value of $312,512 issued on February 11,2010, vested on February 1, 2013;

(4)	Represents the vesting of LTIP Units as presented below:

■	19,811 units with a value of $1,385,581, issued on March 9, 2016, vested on March 9, 2019;

■	3,744 units with a value of $275,446, issued on April 19, 2016, vested on April 19, 2019;

■	2,763 units with a value of $244,139, issued on December 16, 2016, vested on December 16, 2019;

■	28,572 units with a value of $1,986,325, issued on March 7, 2017, vested on March 7, 2019;

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Option Exercises and Stock Vested

■	6,564 units with a value of $502,868, issued on May 18, 2017, vested on May 18, 2019;

■	329 units with a value of $28,241, issued on October 12, 2017, vested on October 12, 2019;

■	9,952 units with a value of $656,932, issued on January 26, 2018, vested on January 26, 2019;

■	24,837 units with a value of $1,726,668, issued on March 7, 2018, vested on March 7, 2019;

■	2,054 units with a value of $169,311, issued on July 6, 2018, vested on July 6, 2019;

■	316 units with a value of $27,590, issued on December 17, 2018, vested on December 17, 2019;

■	13,724 units with a value of $959,857, issued on March 8, 2019, vested on March 8, 2019;

■	14,428 units with a value of $900,019, issued on December 9, 2016, vested on January 10, 2019.

(5)	Represents the vesting of LTIP Units as presented below:

■	17,117 units with a value of $1,197,163, issued on March 9, 2016, vested on March 9, 2019;

■	3,744 units with a value of $275,446, issued on April 19, 2016, vested on April 19, 2019;

■	2,763 units with a value of $244,139, issued on December 16, 2016, vested on December 16, 2019;

■	25,279 units with a value of $1,757,396, issued on March 7, 2017, vested on March 7, 2019;

■	6,564 units with a value of $502,868, issued on May 18, 2017, vested on May 18, 2019;

■	329 units with a value of $28,241, issued on October 12, 2017, vested on October 12, 2019;

■	9,952 units with a value of $656,932, issued on January 26, 2018, vested on January 26, 2019;

■	21,666 units with a value of $1,506,220, issued on March 7, 2018, vested on March 7, 2019;

■	2,054 units with a value of $169,311, issued on July 6, 2018, vested on July 6, 2019;

■	316 units with a value of $27,590, issued on December 17, 2018, vested on December 17, 2019;

■	12,668 units with a value of $886,000, issued on March 8, 2019, vested on March 8, 2019;

■	14,428 units with a value of $900,019, issued on December 9, 2016, vested on January 10, 2019.

(6)	Represents the vesting of LTIP Units as presented below:

■	16,782 units with a value of $1,173,733, issued on March 9, 2016, vested on March 9, 2019;

■	3,744 units with a value of $275,446, issued on April 19, 2016, vested on April 19, 2019;

■	2,763 units with a value of $244,139, issued on December 16, 2016, vested on December 16, 2019;

■	25,279 units with a value of $1,757,396, issued on March 7, 2017, vested on March 7, 2019;

■	6,564 units with a value of $502,868, issued on May 18, 2017, vested on May 18, 2019;

■	329 units with a value of $28,241, issued on October 12, 2017, vested on October 12, 2019;

■	9,952 units with a value of $656,932, issued on January 26, 2018, vested on January 26, 2019;

■	21,729 units with a value of $1,510,600, issued on March 7, 2018, vested on March 7, 2019;

■	2,054 units with a value of $169,311, issued on July 6, 2018, vested on July 6, 2019;

■	316 units with a value of $27,590, issued on December 17, 2018, vested on December 17, 2019;

■	12,668 units with a value of $886,000, issued on March 8, 2019, vested on March 8, 2019;

■	14,428 units with a value of $900,019, issued on December 9, 2016, vested on January 10, 2019.

(7)	Represents the vesting of LTIP Units as presented below:

■	16,232 units with a value of $1,135,266 issued on March 9, 2016, vested on March 9, 2019;

■	3,744 units with a value of $275,446, issued on April 19, 2016, vested on April 19, 2019;

■	2,763 units with a value of $244,139, issued on December 16, 2016, vested on December 16, 2019;

■	21,099 units with a value of $1,466,802, issued on March 7, 2017, vested on March 7, 2019;

■	6,564 units with a value of $502,868, issued on May 18, 2017, vested on May 18, 2019;

■	329 units with a value of $28,241, issued on October 12, 2017, vested on October 12, 2019;

■	9,952 units with a value of $656,932, issued on January 26, 2018, vested on January 26, 2019;

■	20,174 units with a value of $1,402,496, issued on March 7, 2018, vested on March 7, 2019;

■	2,054 units with a value of $169,311, issued on July 6, 2018, vested on July 6, 2019;

■	316 units with a value of $27,590, issued on December 17, 2018, vested on December 17, 2019;

■	12,668 units with a value of $886,000, issued on March 8, 2019, vested on March 8, 2019;

■	14,428 units with a value of $900,019, issued on December 9, 2016, vested on January 10, 2019.

Prologis Proxy Statement | March 20, 2020	96

Nonqualified Deferred Compensation

Nonqualified Deferred Compensation in Fiscal Year 2019*

Name (a)	Plans	Executive Contributions in Last FY ($) (b)	Aggregate Earnings In Last FY ($) (d)		Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Hamid Moghadam	AMB NQ Plans & 2012 NQDC Plan	—	$33,252,230	(1)	—	$98,016,930
	Notional Account NQDC Plan(2)	—	$26,365,601		—	$56,804,660
Thomas Olinger	AMB NQ Plans & 2012 NQDC Plan	—	$953,971	(1)	—	$2,870,155
Eugene Reilly		—	—		—
Edward Nekritz		—	—		—	—
Gary Anderson		—	—		—	—
Michael Curless		—	—		—	—

*	Column (c) has been omitted from this table because it is not applicable.

(1)

Represents earnings that are computed based on the specific investment options that are elected by the NEO, as described in the narrative discussion that follows these footnotes. Primarily these earnings consist of the dividends paid on the shares of our common stock deferred by the NEO and the change in the market value of those shares. These amounts are not included in the NEO’s total compensation presented in the Summary Compensation Table for Fiscal Year 2019 above.

(2)

Participants in our nonqualified deferred compensation plans prior to the Merger received a lump-sum payment, triggered by the Merger, equal to the value of their account balance in June 2011. After the Merger, we established a new nonqualified deferred compensation plan that is discussed in further detail below. Under this Notional Account NQDC Plan, an initial account credit value was established for the NEO. Participants in the Notional Account NQDC are credited with the excess in value, if any, of their Notional Earnings Account (representing the initial account credit value plus the cumulative earnings or losses associated with the underlying, hypothetical investments, if any) over the initial account credit value. The amount in column (f) represents the excess of the participant’s notional earnings account value over the initial account credit value as of December 31, 2019. The extent to which this excess is attributable to changes in values during 2019 is reflected as earnings for 2019 in column (d). The initial account credit value is not reflected in this table because the participant does not have a right to the initial account credit value. See the narrative discussion that follows these footnotes.

Prologis Proxy Statement | March 20, 2020	97

Nonqualified Deferred Compensation

Narrative Discussion to Nonqualified Deferred Compensation in Fiscal Year 2019 Table

2012 NQDC Plan

Effective 2012, we established a nonqualified deferred compensation plan (the “2012 NQDC Plan”). The 2012 NQDC Plan allows certain eligible employees and non-employee directors of the company and our participating subsidiaries to elect to defer up to 100% of their eligible compensation, such as annual salary, bonus, equity awards and directors’ fees, that were earned and vested on or after January 1, 2012. The deferred compensation under the 2012 NQDC Plan is our unsecured obligation and amounts deferred are held in a rabbi trust. Participants select from various investment options available under the plan to earn investment credits on their elective deferrals. There are no guaranteed returns for any of the investment options or for any participants in the plans. The amount of earnings that a participant receives depends on the participant’s investment elections related to cash balances in the account and, with respect to shares of our common stock that have been deferred, the dividends earned on that stock and the change in market value of the stock during the period. The 2012 NQDC Plan offers a variety of investment choices with respect to cash contributions. Our common stock is not an investment option available with respect to deferrals of cash compensation. The NEOs did not elect to defer any of their 2019 compensation (salary, bonus or equity awards) under the 2012 NQDC Plan.

If a participant elects to defer the receipt of an equity award, the underlying common stock is held in the rabbi trust, which cannot be reinvested in any other investment option. Cash dividends earned on these shares of our common stock after deferral are credited with earnings and losses based on specific investment options, other than our common stock, that are selected by the participant. Distributions under these plans are made in a lump sum payment upon termination of employment, or service as a non-employee director, or in the event of a change in control or death of a participant. With respect to equity awards deferred by non-employee directors, participants may elect to receive distributions prior to termination of service.

We have reserved the right under the 2012 NQDC Plan to make discretionary matching contributions to participant accounts from time to time. No such discretionary contributions have been made. The participants’ elective deferrals and matching contributions, if any, are fully vested at all times. We pay all of the administrative costs associated with the 2012 NQDC Plan. Generally, the compensation that is deferred is tax-deferred until it is distributed to the participant. However, amounts deferred are subject to FICA and Medicare employee and employer taxes in accordance with statutory requirements.

In December 2014, the 2012 NQDC Plan was amended, primarily to allow for LTIP Units to be issued in lieu of other deferred compensation upon a distribution event.

AMB NQ Plans

Prior to the Merger, we maintained two nonqualified deferred compensation plans: (i) the Amended and Restated AMB 2005 Nonqualified Deferred Compensation Plan (the “2005 NQ Plan”) and (ii) the Amended and Restated Nonqualified Deferred Compensation Plan (the “2002 NQ Plan”) (together, the “AMB NQ Plans”). The AMB NQ Plans allowed our directors and certain eligible employees to defer certain compensation, including the receipt of restricted stock awards and, in the case of the 2002 NQ Plan, gains from exercise of stock options, received under our equity compensation plans. The AMB NQ Plans provided that upon a change in control, such as the Merger in June 2011, participants would receive a lump-sum payment equal to the vested account balance. Such distributions were made in 2011.

Compensation subject to deferral elections made under the AMB NQ Plans prior to the Merger with respect to compensation earned in 2011 and beyond was not subject to the distributions under the AMB NQ Plans triggered by the Merger. Mr. Moghadam has deferred certain gains resulting from the exercise of stock options under the 2002 NQ Plan. In addition, Mr. Moghadam and Mr. Olinger have deferred shares of our common stock received upon vesting of certain equity awards under the 2005 NQ Plan.

Prologis Proxy Statement | March 20, 2020	98

Nonqualified Deferred Compensation

The deferred compensation under the AMB NQ Plans is our unsecured obligation and amounts deferred are held in a rabbi trust. Participants select from various investment options available under the plans to receive investment credit on their elective deferrals. There are no guaranteed returns for any of the investment options or for any participants in the plans. The amount of earnings that a participant receives depends on the participant’s investment elections related to cash balances in the account and, with respect to deferred shares of our common stock, the dividends earned on the stock and the change in market value of the stock during the period. Cash dividends earned on shares of our common stock after deferral are credited earnings and losses based on specific investment options, other than our common stock, selected by the participant. Distributions under these plans are made in either a lump sum payment or installments. Participants can elect a specific distribution date in accordance with Section 409A of the Internal Revenue Code or, if no election is made, the amounts will be distributed upon termination of the participant’s employment with us. Distributions are also made in the event of change in control or a participant’s death or disability.

In December 2014, the 2005 NQ Plan was amended, primarily to allow for LTIP Units to be issued in lieu of other deferred compensation upon a distribution event under the plan.

Notional Account NQDC Plan

The Notional Account NQDC Plan was adopted in conjunction with the Merger with the purpose of providing the opportunity for certain participants of the AMB NQ Plans to continue to receive tax deferred earnings with respect to taxes on distributions triggered by the Merger.

Each participant in the AMB NQ Plans who continued to be employed by us after the Merger or continued as a non-employee director after the Merger received an initial account credit in a notional earnings account under the Notional Account NQDC Plan. Mr. Moghadam and Mr. Olinger participate in the Notional Account NQDC Plan. The initial account credit value for a participant was equal to the deemed amount of the tax liability on the distributions they received in 2011 that were triggered by the Merger. The initial account credit value is either invested in our common stock or hypothetically invested in measurement funds selected by the participant, which do not include our common stock. Measurement funds are used for measurement purposes only and plan participants do not have rights in or to the underlying hypothetical investments.

A notional earnings account is credited with hypothetical earnings or charged with hypothetical losses associated with the underlying hypothetical investments in measurement funds. Upon a distribution event under the plan, the participant is entitled to the excess, if any, of the value in the notional earnings account (representing the value of the initial account credit plus cumulative earnings or losses associated with the underlying hypothetical investments, if any) over the initial account credit value.

Mr. Moghadam’s initial account credit value was in the amount of $25,798,616. A rabbi trust was created to hold shares of our common stock and cash in the amount of Mr. Moghadam’s initial account credit balance. We issued 803,945 shares of our common stock to the rabbi trust representing Mr. Moghadam’s initial account credit value. The number of shares was determined based on the price of our common stock at the time, $32.09 per share. Mr. Moghadam is entitled to direct the voting of these shares and, as such, they are reflected as beneficially owned by him in the stock ownership table presented below. Mr. Moghadam is not entitled to receive these shares upon distribution of his notional earnings account under the plan. Upon a distribution event under the plan, Mr. Moghadam is entitled to the excess, if any, of the value in the notional earnings account (representing the value of the initial account credit plus cumulative earnings or losses associated with the underlying common stock, if any) over the initial account credit value.

Mr. Olinger’s initial account credit value was hypothetically invested in measurement funds selected by him. The initial account credit value for Mr. Olinger was $122,697.

In December 2014, the Notional Account NQDC Plan was amended, primarily to allow for LTIP Units to be issued in lieu of other deferred compensation upon a distribution event under the plan.

Prologis Proxy Statement | March 20, 2020	99

Nonqualified Deferred Compensation

Investment funds and returns for 2019

The participants in our nonqualified deferred compensation plans can elect measurement funds that are the same investment funds that are available to participants in our 401(k) Plan, with the exception of investments in our company stock. Our company stock is not an available investment option under the nonqualified deferred compensation plans. These investment funds are shown below with the returns earned by these investment funds in 2019:

Vanguard Treasury M/M Fund	2.14%	Metropolitan West High Yield Bond I	12.55%

PIMCO Real Return/Institutional	8.52%	Vanguard Interm. Term Bond Index Inst.	10.20%

Vanguard Short-Term Bond Index Admiral	4.86%	Vanguard Balanced Index Fund (Instl)	21.79%

Vanguard Target Retirement Income	13.16%	Vanguard Target Retirement 2015	14.81%

Vanguard Target Retirement 2020	17.63%	Vanguard Target Retirement 2025	19.63%

Vanguard Target Retirement 2030	21.07%	Vanguard Target Retirement 2035	22.44%

Vanguard Target Retirement 2040	23.86%	Vanguard Target Retirement 2045	24.94%

Vanguard Target Retirement 2050	24.98%	Vanguard Target Retirement 2055	24.98%

Vanguard Target Retirement 2060	24.96%	Vanguard Target Retirement 2065	24.96%

American Beacon Small Cap Value I	23.50%	American Funds Growth Fund of Am.R6	28.54%

American Funds Wash. Mutual Inv R6	25.93%	Vanguard Growth Index Fund (Inst)	37.26%

Vanguard Institutional Index	31.46%	Vanguard Small Cap Growth Index (Inst)	32.77%

Vanguard Mid-cap Index	31.04%	Artisan International Institutional	29.46%

Vanguard Total Intl Stock Index Admiral	21.56%	Invesco Global Real Estate R5	22.90%

Prologis Proxy Statement | March 20, 2020	100

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination

or Change in Control

We have change in control and noncompetition agreements (the “CIC Agreements”) with our NEOs. The CIC Agreements are subject to automatic one-year extensions. Some form of benefits (cash payments and/or acceleration of vesting of unvested equity awards) are provided to our NEOs: (i) in the CIC Agreements; (ii) under the equity award agreements; or (iii) under the terms of POP. These benefits are available under the following scenarios: (1) death; (2) disability; (3) retirement (as defined and under certain circumstances); and (4) termination without cause or termination by employee for good reason within two years of a change in control (as defined).

In the event of a change in control, the CIC Agreements provide for severance benefits on a “double-trigger” basis with severance benefits payable only upon termination of employment (which is, generally, termination without cause or termination by employee for good reason as such term is defined in the CIC Agreements), within two years following the change in control. Under the CIC Agreements, in consideration for the rights to receive such severance payments, the NEO is subject to confidentiality obligations during employment and after termination, non-competition obligations during the term of employment and non-solicitation obligations for two years after the date of termination. A change of control, as defined in the CIC Agreements, generally occurs upon: (i) the consummation of a transaction, approved by our stockholders, to merge or consolidate the company with another entity, sell or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation; provided, however, that a change in control shall not occur if a transaction results in 50% or more of the beneficial ownership of the voting power of the company or other relevant entity being held by the same persons (although not necessarily in the same proportion) who held the voting power of the company immediately prior to the transaction (except that upon the completion of the transaction, employees or employee benefit plans of the company may be a new holder of such beneficial ownership); (ii) the beneficial ownership of securities representing 50% or more of the combined voting power of the company is acquired, other than from the company, by any person (with certain exceptions); or (iii) at any time during any period of two consecutive years, board members at the beginning of such period cease to constitute at least a majority of the Board (unless the election or the nomination for election of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

Potential payments due to the NEOs under the scenarios listed above are presented in the table below based on the assumption that a termination occurred as of December 31, 2019. The acceleration of vesting of unvested equity awards benefit is estimated using the closing stock price of our common stock on December 31, 2019 of $89.14 per share. Under our company policy, each of our employees would be paid for their earned and unused vacation benefits upon termination under any termination scenario, so the value of this benefit is not included in the amounts below. Because the termination scenarios are as of December 31, 2019, the NEOs would have completed the performance year such that they would receive their annual bonus and their annual long-term equity incentive award for the 2019 performance year. Therefore, these payments are not considered to be severance benefits and such amounts are not included in the amounts presented.

Prologis Proxy Statement | March 20, 2020	101

Potential Payments Upon Termination or Change in Control

Name of Executive/Type of Benefit	Death	Disability	After Change in Control: Termination without Cause or Voluntary Termination for Good Reason(1)
Hamid Moghadam
Cash severance (salary and bonus)(2)	$1,500,000	—	$5,000,000
Health and welfare benefits(3)	—	—	$87,733
280G adjustment(4)	—	—	—
Equity awards (vesting accelerated)(5)(6)(7)	$120,164,882	$120,164,882	$120,164,882
Total Estimated Value	$121,664,882	$120,164,882	$125,252,615
Thomas Olinger
Cash severance (salary and bonus)(2)	$350,000	—	$2,700,000
Health and welfare benefits(3)	—	—	$104,843
280G adjustment(4)	—	—	—
Equity awards (vesting accelerated)(5)(6)	$39,843,269	$39,843,269	$39,843,269
Total Estimated Value	$40,193,269	$39,843,269	$42,648,112
Eugene Reilly
Cash severance (salary and bonus)(2)	$350,000	—	$2,700,000
Health and welfare benefits(3)	—	—	$89,968
280G adjustment(4)	—	—	—
Equity awards (vesting accelerated)(5)(6)	$41,984,056	$41,984,056	$41,984,056
Total Estimated Value	$42,334,056	$41,984,056	$44,774,024
Edward Nekritz
Cash severance (salary and bonus)(2)	$350,000	—	$2,700,000
Health and welfare benefits(3)	—	—	$104,833
280G adjustment(4)	—	—	—
Equity awards (vesting accelerated)(5)(6)	$39,909,857	$39,909,857	$39,909,857
Total Estimated Value	$40,259,857	$39,909,857	$42,714,690
Gary Anderson
Cash severance (salary and bonus)(2)	$350,000	—	$2,700,000
Health and welfare benefits(3)	—	—	$104,833
280G adjustment(4)	—	—	—
Equity awards (vesting accelerated)(5)(6)	$39,918,147	$39,918,147	$39,918,147
Total Estimated Value	$40,268,147	$39,918,147	$42,722,980
Michael Curless
Cash severance (salary and bonus)(2)	$350,000	—	$2,700,000
Health and welfare benefits(3)	—	—	$112,924
280G adjustment(4)	—	—	—
Equity awards (vesting accelerated)(5)(6)	$38,922,810	$38,922,810	$38,922,810
Total Estimated Value	$39,272,810	$38,922,810	$41,735,734

Prologis Proxy Statement | March 20, 2020	102

Potential Payments Upon Termination or Change in Control

(1)

Cause is generally defined in the CIC Agreements as: (i) the willful and continued failure by the executive to substantially perform specified duties; (ii) the engaging in conduct that is demonstrably injurious to the company (monetarily or otherwise); or (iii) the engaging in egregious misconduct involving serious moral turpitude. Termination by employee for good reason, as generally defined in the CIC Agreements, can occur should we: (i) change the executive’s duties such that they are inconsistent with the position held prior to the change in control and results in a material diminution in the executive’s authority, duties, or responsibilities; (ii) material reduction in the executive’s annual base compensation after the change in control; (iii) relocate the executive’s place of employment more than 50 miles from the current location or require the executive to be based anywhere other than where the executive was based prior to the change in control without the executive’s written consent resulting in a material change to geographic location; or (iv) not comply with the provisions of the agreements or arrangements pertaining to the officer’s compensation and benefits.

(2)

Under the death and disability scenarios contained in the CIC Agreements, the NEO would receive a cash severance payment equal to his annual base salary plus the annual bonus amount that he received or was entitled to receive for the most recent annual period (target level for 2019) less amounts that would be paid to the executive from other company benefits. The starting amount under each scenario ($2,500,000 for Mr. Moghadam and $1,350,000 for each of the other NEOs) is based on the executive’s annual base salary (or in the case of Mr. Moghadam, salary plus any equity compensation paid in lieu of salary) as of December 31, 2019 ($1,000,000 for Mr. Moghadam and $600,000 for each of the other NEOs) and the executive’s annual bonus at target for 2019 ($1,500,000 for Mr. Moghadam and $750,000 for each of the other NEOs). Under the death scenario, each executive’s severance payment has been reduced by $1,000,000, which is the approximate present value of the life insurance benefit provided by the company. The life insurance benefit provided by the company is two times base salary with a limit of $1,000,000. Under the disability scenario, the starting amount is the same as under the death scenario and each executive’s severance payment has been reduced to zero based on the expected present value of future disability benefits that the executive would receive that are provided and funded by the company. The annual disability benefit provided by the company is 60% of base salary subject to a maximum of $204,000 per year. For this purpose, it is assumed that the present value of the future annual disability benefits to be received will be in excess of the payments required under the CIC Agreements. Under the change in control scenario, the NEO would receive cash severance equal to two times his annual base salary (or, in the case of Mr. Moghadam, base salary plus equity compensation paid in lieu of salary) and two times his annual bonus (at target) for the current year.

(3)

In the change in control scenario contained in the CIC Agreements, the NEO would receive a cash payment equal to the cost of continuation of health insurance coverage in place at the date of termination for 24 months. Additionally, the CIC Agreements provide for the payment of an amount equal to two times the company’s matching contribution under the 401(k) Plan ($34,200) and for outplacement services for one year with an estimated value of $25,000.

(4)

The CIC Agreements provide for the reduction of any payments to which the NEO is entitled after a change in control should such payments constitute a “parachute payment” (as defined in Section 280G of the Internal Revenue Code). Such payments shall be either (a) reduced (but not below zero) so that the aggregate present value of the payment shall be $1.00 less than three times the officer’s “base amount” (also as defined in Section 280G of the Internal Revenue Code) so that no portion of the payment will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or (b) paid in full, whichever produces the better net after-tax result for the NEO (taking into account any applicable excise tax under Section 4999 and any applicable income taxes). Under the scenarios for 2019, none of the NEOs would receive a better net after-tax result with a reduction.

(5)

The estimates for each scenario reflect the value that would be realized as of December 31, 2019 as a result of accelerated vesting of earned but unvested stock awards, LTIP Units and POP LTIP Units. Values are included to the extent that vesting would be accelerated under the applicable scenario under the terms of the applicable agreements. All stock options held by the NEOs are vested so no additional value is realized under any scenario related to stock options. For each scenario, the value attributable to stock awards is computed based on the closing price of our common stock on December 31, 2019 ($89.14).

Under the death and disability scenarios, awards under POP would not be paid until the end of the applicable performance period and the actual awards paid would be based on performance for the entire performance period. Under these scenarios, the value of the POP Allocation to each NEO (and the POP LTIP Units exchanged for such POP Allocations) for the 2016-2018 performance period, 2017-2019 performance period, 2018-2020 performance period and 2019-2021 performance period is computed as of December 31, 2019 using estimated compensation pools based on actual performance for the performance period through December 31, 2019. As of December 31, 2019, we estimate the aggregate compensation pool for these performance periods is $115.0 million for the 2016-2018 performance period, $142.1 million for the 2017-2019 performance period, $100.0 million for the 2018-2020 performance period and $100.0 million for the 2019-2021 performance period. We have included values based on these estimated amounts assuming that applicable performance hurdles will be met at the applicable measurement dates.

As of December 31, 2019, the value of the aggregate compensation pool for the 2016-2018 performance period is $115.0 million, assuming that Base Value awards (as Base Value is defined in POP) and Excess Value awards (as Excess Value is defined in POP) have met all applicable performance hurdles. Awards for the 2016-2018 performance period were determined by the Compensation Committee on January 9, 2019 (with respect to the Base Value awards) and on January 27, 2020 (with respect to the first tranche of Excess Value awards). The portions of the awards that vested immediately in January 2019 and January 2020 are excluded from the death, disability, and change in control calculations (as the participant would have been paid these portions regardless of death, disability or a change in control). The portions of the awards that are subject to cliff vesting that would accelerate upon termination are included in the death, disability and change in control amounts. The value of the Excess Value awards for which performance hurdles have not yet been met are also included in the death, disability and change in control amounts , assuming that performance hurdles will be met and such Excess Value awards would be paid.

As of December 31, 2019, the value of the aggregate compensation pool for the 2017-2019 performance period is $142.1 million, assuming that Base Value awards and Excess Value awards have met all applicable performance hurdles. Awards for the 2017-2019 performance period were determined by the Compensation Committee on January 15, 2020 (with respect to the Base Value awards for the performance period). The portion of that award that vested immediately in January 2020 is excluded from the death, disability, and change in control amounts (as the participant would have been paid this portion regardless of death, disability or a change in control). The portion of the award that is subject to cliff vesting that would accelerate upon termination are included in the death, disability and change in control amounts. The value of the Excess Value awards for which performance hurdles have not yet been met are also included in the death, disability and change in control calculations, assuming that such performance hurdles will be met and such Excess Value awards would be paid.

Prologis Proxy Statement | March 20, 2020	103

Potential Payments Upon Termination or Change in Control

Under the change in control scenario, the Compensation Committee would determine the size of the compensation pool and pay awards according to the applicable POP agreements. Under this scenario, the values of the POP Allocations allocated to each NEO (and the POP LTIP Units exchanged for such POP Allocations) for the 2016-2018, 2017-2019, 2018-2020 and 2019-2021 performance periods are computed consistently with the values applicable to the death and disability scenarios (assuming that, upon a change in control, the Compensation Committee awards the full estimated value of the compensation pools (assuming all applicable performance hurdles are met) as of December 31, 2019 and the change in control occurs on December 31, 2019). As we are including amounts that are contingent upon future performance, there is no assurance that these estimates will be realized. Change in control amounts for the 2019-2020 performance period were prorated in accordance with the applicable POP provision governing change in controls occurring on or before the first anniversary of the beginning of the performance period.

(6)

Any applicable retirement benefit with respect to equity compensation has been waived by our NEOs. Therefore, no acceleration benefit is reported for a retirement scenario except as stated below with respect to Mr. Moghadam.

(7)

Mr. Moghadam had 161,606 shares for which retirement eligibility had not been waived. Therefore, the vesting of these shares would accelerate under the retirement scenario on December 31, 2019. The value attributable to these shares is $14,405,559 based on the closing price of our common stock on December 31, 2019 ($89.14).

Prologis Proxy Statement | March 20, 2020	104

CEO Pay Ratio

CEO Pay Ratio

We provide fair and equitable compensation to our employees through a combination of competitive base pay, incentives, retirement plans and other benefits. As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO, Mr. Moghadam:

For 2019, our last completed fiscal year:

■	the annual total compensation of the employee identified at the median of our company as of December 31, 2019 (other than the CEO) was $117,751; and

■	the annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement, was $30,383,438.

Based on this information, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was 258 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay ratios within our industry will also differ and may not be comparable depending on the size, scope, global breadth and structure of the company.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

■	We identified our median compensated employee as of December 31, 2018.

■

To identify the median employee, we calculated compensation of our employees using their 2018 annual base salaries, bonuses for the 2018 performance year (including any bonus exchange premium received), annual LTI equity awards paid in 2018, value of POP Allocations for the 2018-2020 performance period, PPP awards paid in 2018 and company contributions to applicable retirement plans.

■	As of December 31, 2018, our employee population consisted of 1,617 individuals. The total number of U.S. and non-U.S. employees were 878 and 739, respectively.

■

We did not exclude any employees from our employee population. We excluded a limited number of temporary agency employees, whose compensation is determined by the agency and who are not considered our employees for purposes of the pay ratio calculation.

■	We annualized the base pay and cash incentive bonus for 2018 new hires.

■	Foreign salaries were converted to U.S. dollars at the December 31, 2018 exchange rate.

■	No cost of living adjustments were utilized in the compensation calculation.

■

Once the median employee was identified, we calculated the total compensation for our median employee for 2019 using the same methodology we used to calculate Mr. Moghadam’s total compensation in the Summary Compensation Table for the Fiscal Year 2019.

Prologis Proxy Statement | March 20, 2020	105

Advisory Vote to Approve the Company’s Executive Compensation

Advisory Vote to Approve the Company’s Executive Compensation for 2019 (Proposal 2)

The Dodd-Frank Act allows our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with SEC rules.

The compensation of our NEOs is discussed above under “Executive Compensation.” Our executive compensation programs are designed to attract, motivate and retain our NEOs, who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of specific annual, long-term and strategic goals and the realization of increased stockholder value. Please read CD&A for additional details about our executive compensation programs, including information about the compensation of our NEOs for 2019.

This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation that is described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the company’s stockholders approve, on an advisory basis, the company’s 2019 executive compensation, as discussed and disclosed in the company’s proxy statement for the 2020 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Executive Compensation Tables and related narratives.”

You may vote for, vote against or abstain from voting to approve the above resolution on the company’s executive compensation for 2019. Assuming a quorum is present, to be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the shares of common stock having voting power present in person or by proxy at the annual meeting. Abstentions and broker non-votes are considered voting power present in person or by proxy and thus will have the same effect as votes cast “Against” the proposal.

As an advisory vote, this proposal is not binding on the company. However, the Compensation Committee values the opinions of our stockholders and reviews and considers the voting results when making executive compensation decisions. The company currently intends to hold an advisory vote on its executive compensation on an annual basis.

The Board unanimously recommends that the stockholders vote, on an advisory basis, "FOR" the approval of our 2019 executive compensation, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

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Director Compensation

Director Compensation

108	Director Compensation

109	Nonqualified Deferred Compensation Plans for Directors

109	2012 NQDC Plan and AMB NQ Plans

109	Notional Account NQDC Plan

111	Director Compensation for Fiscal Year 2019

109	ProLogis Deferred Fee Plan for Trustees

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Director Compensation

Director Compensation

Non-employee directors are compensated with a mix of cash and equity-based compensation, with a higher percentage of the overall mix in equity-based compensation. An employee who also serves as a member of the Board, such as Mr. Moghadam, does not receive additional compensation for service on the Board.

In May 2019, FW Cook conducted a competitive review of our non-employee director compensation to ensure that our compensation levels are competitive and the structure of the program is consistent with corporate governance best practices. The Compensation Committee has targeted our non-employee director compensation at the median of the S&P 200 (consistent with our size relative to these companies) but not to exceed the 90th percentile of a comparison group of 11 large-cap REITs. These REITs are the same companies that are in the comparison group that is used to evaluate executive compensation and are listed above under “Compensation Discussion and Analysis.”

FW Cook’s review found that (i) our non-employee director compensation is between the 75th and 90th percentile of the comparison group and between the median and 75th percentile of the S&P 200, assuming a 5% increase in competitive director compensation in 2019 and (ii) the mix between the cash and equity components of our non-employee director compensation (39% in cash and 61% in equity) was consistent with median competitive practice.

The Compensation Committee recommended no increases to director compensation. The recommendations were approved by the full Board.

Compensation applicable to service on the Board by our non-employee directors for 2019 (starting in July 2019) was as follows:

■	Annual cash retainer: $120,000

■	Annual equity awards: Valued on the grant date at $190,000

–

In the form of deferred share units (“DSUs”), each convertible into one share of our common stock, that will vest upon the earlier of one year from the grant date or the date of the next annual meeting. After vesting, receipt of the underlying common stock is deferred until at least three years from the grant date. The DSUs earn dividend equivalent units (“DEUs”) while they are outstanding.

■	Lead independent director retainer: $50,000

■	Annual retainer for serving as chair of a committee:

–	Audit: $30,000

–	Compensation: $25,000

–	Governance: $20,000

–	Executive: None

■	Excess meeting fee: Meeting fee of $1,500 for each meeting attended in excess of a combined 20 Board and committee meetings per year.

The equity component of the compensation paid to our directors is awarded under the terms of the 2012 LTIP. See the narrative discussion that follows the Grants of Plan-Based Awards for Fiscal Year 2019 table above under “Executive Compensation.” In addition, we reimburse our directors for reasonable travel costs incurred to attend the meetings of the Board and its committees.

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Director Compensation

Nonqualified Deferred Compensation Plans for Directors

2012 NQDC Plan and AMB NQ Plans

Messrs. Fotiades, Losh and Webb elected to defer receipt of their annual retainers and other fees earned, as applicable, in 2019. The compensation earned by these directors has been converted into phantom shares in a hypothetical fee deferral account, under the terms of the 2012 NQDC Plan. The footnotes to the Director Compensation for Fiscal Year 2019 table below contain information on the amount of deferrals applicable to these directors.

In 2012, Mr. Fotiades deferred his annual cash retainer into a cash account under the 2012 NQDC Plan. As of December 31, 2019, Mr. Fotiades’ balance in the cash account under the 2012 NQDC Plan was $223,865, including a gain in 2019 of $54,924.

See discussion of our deferred compensation plans in the narrative that follows the Nonqualified Deferred Compensation in Fiscal Year 2019 table above under “Executive Compensation.”

Notional Account NQDC Plan

Under the Notional Account NQDC Plan, Mr. Losh and Ms. Kennard received an initial account credit value in a notional earnings account equal to the amount of the deemed tax liability on the distributions they received in 2011 triggered by the Merger. The initial account credit value is hypothetically invested in measurement funds selected by the participant, which do not include our company stock. Measurement funds are used for measurement purposes only and plan participants do not have rights in or to the underlying hypothetical investments. Notional earnings accounts are credited with hypothetical earnings or charged with hypothetical losses associated with the underlying hypothetical investments. Upon their retirement from the Board, Mr. Losh and Ms. Kennard are entitled to the excess, if any, of the value in their notional earnings account (representing the value of the initial account credit plus cumulative earnings or losses associated with the underlying hypothetical investments, if any) over their initial account credit value.

The initial account credit values for Mr. Losh and Ms. Kennard were $469,558 and $98,047, respectively. As of December 31, 2019, the value of the notional earnings account exceeded the initial account credit value for Mr. Losh by $777,571, including an increase attributable to 2019 of $280,970, and for Ms. Kennard by $61,162, including an increase attributable to 2019 of $28,089.

See discussion of our deferred compensation plans in the narrative that follows the Nonqualified Deferred Compensation in Fiscal Year 2019 table above under “Executive Compensation.”

ProLogis Deferred Fee Plan for Trustees

This plan, which was assumed by us in the Merger, allowed members of the Trust’s board to receive their fees currently or elect to defer the receipt of their fees until after their board service ended. Deferrals were in the form of cash or Trust common shares. For those choosing shares, fees earned were credited to hypothetical fee deferral accounts based on the closing price of the common shares as of the date of the deferral. Under the Merger agreement, the Trust common shares in the deferral account were converted to our common stock using the Merger exchange ratio. Each share in the hypothetical account represents one share of our common stock and earns dividends under the same terms as dividends

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Director Compensation

paid on our common stock. Upon retirement from the Board, the participant will be issued the shares of common stock included in their hypothetical fee deferral account pursuant to specific deferral elections, which generally delay payment until the next fiscal year after service on the Board ends. No additional deferrals could be made under this plan after December 31, 2011.

Mr. Fotiades participated in this plan at the time of the Merger. As of December 31, 2019, including amounts earned as dividends, Mr. Fotiades had a balance of 24,526 shares in his hypothetical fee deferral account.

Mr. Zollars has a hypothetical fee deferral account associated with prior service on the Trust’s board but was not a participant in this plan at the time of the Merger. Mr. Zollars’ balance (796 shares as of December 31, 2019) is being distributed to him in ten annual installments through 2020.

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Director Compensation

Director Compensation for Fiscal Year 2019*

Name (a)	Fees Earned or Paid in Cash(1) ($) (b)		Stock Awards ($) (c)		All Other Compensation ($) (g)		Total(1) ($) (h)

Cristina Bita	$120,000		$189,965	(3)	—	(5)	$309,965

George Fotiades	$145,000	(2)	$189,965	(3)	$12,500	(5)	$347,465

Philip Hawkins	$120,000		$189,965		$12,500	(5)	$322,465

Lydia Kennard	$120,000		$189,965	(3)(4)	$12,500	(5)	$322,465

J. Michael Losh	$130,037	(2)	$189,965	(3)	$12,500	(5)	$332,502

Irving Lyons III	$170,000		$189,965	(3)	$12,500	(5)	$372,465

David O’Connor	$120,000		$189,965	(3)	$12,500	(5)	$322,465

Olivier Piani	$120,000		$189,965	(3)	—	(5)	$309,965

Jeffrey Skelton	$140,000		$189,965	(3)(4)	$12,500	(5)	$342,465

Carl Webb	$139,960	(2)	$189,965	(3)	$12,500	(5)	$342,425

William Zollars	$120,000		$189,965	(3)	$12,500	(5)	$322,465

*	Columns (d), (e) and (f) have been omitted from this table because they are not applicable.

(1)

The compensation structure for the Board is described in the narrative discussion that precedes this table. Mr. Moghadam is an employee of the company and does not receive additional compensation associated with his service on the Board.

(2)

Directors may elect to defer their compensation under the 2012 NQDC Plan. Under this plan, the cash compensation is converted into phantom shares that are held in a hypothetical fee deferral account under the terms of the 2012 NQDC Plan. As of December 31, 2019, the balance in the hypothetical fee deferral accounts under the 2012 NQDC Plan (which also includes deferrals prior to 2019) and the years in which the deferral was elected were as follows:

■ Mr. Fotiades (2013 to 2016):	12,948 shares (including 333 DEUs earned in 2019)

■ Mr. Losh (2012 to 2019):	23,952 shares (including 591 DEUs earned in 2019)

■ Mr. Webb: (2013 to 2019):	15,972 shares (including 382 DEUs earned in 2019)

Based on their individual elections, each of the directors’ phantom shares will be distributed to them upon termination of service on the Board. See the discussion above and also the narrative discussion that follows the Nonqualified Deferred Compensation in Fiscal Year 2019 table above under “Executive Compensation.”

(3)

Represents the grant date fair value of 2,448 DSUs awarded to each of our non-employee directors who were elected at our annual meeting on May 1, 2019. The value of the DSUs is based on the closing price of our common stock on the date of grant which was $77.60 per share. The DSUs vest on the earlier of the date of our next annual meeting or the one-year anniversary of the grant date. These awards are expected to vest on April 29, 2020, the date of our 2020 annual meeting. Receipt of the vested DSUs is deferred until three years from the grant date. Messrs. Fotiades, Losh, Lyons and O’Connor have elected to further defer the receipt of the DSUs granted in 2019 until their service on the Board ends. While they are outstanding, DSUs earn DEUs, which are vested and paid to the director under the same terms as the underlying DSU award.

We awarded DSUs under similar terms to our directors in 2016, which were distributed (3,939 shares) in May 2019 to all directors other than Messrs. Fotiades, Losh and Lyons, each of whom had previously elected to defer receipt under our 2012 NQDC Plan, and Messrs. Hawkins and Piani and Ms. Bita who were not members of the Board in 2016. Awards granted in 2017 and 2018 are now fully vested and are scheduled to be distributed in April 2020 and May 2021, respectively, unless a specific deferral election has been made by the director.

Prior to the Merger, we granted restricted stock to our directors, and the Trust granted DSUs to members of its board. The restricted stock had a one-year vesting period and directors could elect to defer the awards after vesting under the AMB NQ Plans discussed above. The DSUs granted by the Trust were immediately vested but were required to be deferred until after the director’s service ended. The DSUs held by those trustees who joined our Board after the Merger were assumed by us under the Merger agreement, were converted based on the Merger exchange ratio, and continue to be deferred. These DSUs earn DEUs while they are outstanding.

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Director Compensation

DSUs and associated accrued DEUs outstanding as of December 31, 2019 were as follows and are vested unless otherwise noted (including DSUs and accrued DEUs granted by the Trust prior to the Merger):

■ Ms. Bita:	5,574 shares (2,494 shares unvested) 3,080 shares to be distributed in May 2021; 2,494 shares to be distributed in May 2022

■ Mr. Fotiades:	49,191 shares (2,494 shares unvested) Receipt of all shares deferred until service on the Board ends

■ Ms. Kennard:	8,886 shares (2,494 shares unvested) 3,311 shares to be distributed in April 2020; 3,080 shares to be distributed in May 2021; 2,494 shares to be distributed in May 2022

■ Mr. Hawkins:	2,494 shares (2,494 shares unvested) Receipt of all shares deferred until service on the Board ends. Mr. Hawkins stepped down from the Board as of January 15, 2020

■ Mr. Losh:	29,533 shares (2,494 shares unvested) Receipt of all shares deferred until service on the Board ends

■ Mr. Lyons:	26,195 shares (2,494 shares unvested) Receipt of all remaining shares deferred until service on the Board ends

■ Mr. O’Connor:	12,900 shares (2,494 shares unvested) Receipt of all shares deferred until service on the Board ends

■ Mr. Piani:	8,886 shares (2,494 shares unvested) 3,311 shares to be distributed in April 2020; 3,080 shares to be distributed in May 2021; 2,494 shares to be distributed in May 2022

■ Mr. Skelton:	8,886 shares (2,494 shares unvested) 3,311 shares to be distributed in April 2020; 3,080 shares to be distributed in May 2021; 2,494 shares to be distributed in May 2022

■ Mr. Webb:	8,886 shares (2,494 shares unvested) 3,311 shares to be distributed in April 2020; 3,080 shares to be distributed in May 2021; 2,494 shares to be distributed in May 2022

■ Mr. Zollars:	8,886 shares (2,494 shares unvested) 3,311 shares to be distributed in April 2020; 3,080 shares to be distributed in May 2021; 2,494 shares to be distributed in May 2022

(4)

In the past, stock options were granted to non-employee directors as part of their equity compensation (including stock options granted to those directors who previously served on the Trust’s board, which were assumed by us under the Merger agreement and converted based on the Merger exchange ratio). All stock options held by our current directors are fully vested and exercisable and were as follows as of December 31, 2019:

■ Ms. Kennard:	6,762 options with an exercise price of $26.58 and an expiration date of May 6, 2020.

■ Mr. Skelton:	6,762 options with an exercise price of $26.58 and an expiration date of May 6, 2020.

(5)

The Prologis Foundation will match the amount of charitable contributions to qualifying organizations made by our directors and all of our employees. Amounts reported represent charitable contributions of our charitable foundation that were paid directly to outside organizations to match qualifying contributions made by the director. The annual maximum amount of matching contributions in one year applicable to our directors is $12,500. Matching contributions in a particular year that are not used may be carried over to the subsequent year.

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Security Ownership

Security Ownership

The number of shares of our common stock beneficially owned, as of the date indicated in the footnotes below, by each person known to us to be the beneficial owner of five percent or more, in the aggregate, of our outstanding common stock as of the date indicated in the footnotes below is as follows:

Name and Address(1)	Number of Shares Beneficially Owned	% of Outstanding Shares of Common Stock
The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	[ ]	[ ]%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10022	62,127,266	9.8%
State Street Corporation(4) State Street Financial Center One Lincoln Street Boston, MA 02111	41,002,005	6.49%

(1)

Entities included have filed a Schedule 13G representing that the shares of common stock they are reporting were acquired and are held in the ordinary course of business, were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of Prologis and were not acquired and are not held in connection with or as a participant in any transaction having such purpose or effect.

(2)

Information regarding beneficial ownership of our common stock by The Vanguard Group, Inc. (“Vanguard”), Vanguard Fiduciary Trust Company (“VFTC”), a wholly owned subsidiary of Vanguard, and Vanguard Investments Australia, Ltd. (“VIA”), a wholly owned subsidiary of Vanguard, is included herein based on a Schedule 13G/A filed with the SEC on February [    ], 2020, relating to such common shares beneficially owned as of December 31, 2019. Such report provides that Vanguard: (i) is the beneficial owner of all such common shares ([            ] and [            ] of such common shares are beneficially owned as a result of its ownership of VFTC and VIA, respectively); (ii) has sole voting power with respect to [            ] of such common shares; (iii) has shared voting power with respect to [            ] of such common shares; (iv) has sole dispositive power with respect to [            ] of such common shares; and (v) has shared dispositive power with respect to [            ] of such common shares. The number of shares reported as beneficially owned by Vanguard in Vanguard’s Schedule 13G/A includes [            ] common shares, representing [    %] of our outstanding common stock, that Vanguard Specialized Funds — Vanguard REIT Index Fund (“Vanguard REIT Fund”) separately reported as beneficially owned in a Schedule 13G/A filed with the SEC on [                     2020]. According to Vanguard REIT Fund’s Schedule 13G/A, Vanguard REIT Fund has sole voting power with respect to all such common shares and no dispositive power with respect to any such common shares.

(3)

Information regarding beneficial ownership of our common stock by entities related to BlackRock, Inc. is included herein based on a Schedule 13G/A filed with the SEC on February 5, 2020, relating to such common shares beneficially owned as of December 31, 2019. Such report provides that BlackRock Inc.: (i) is the beneficial owner of all such common shares and has sole dispositive power with respect to all such common shares and (ii) has sole voting power with respect to 55,401,111 of such common shares.

(4)

Information regarding beneficial ownership of our common stock by entities related to State Street Corporation is included herein based on a Schedule 13G filed with the SEC on February 13, 2020, relating to such common shares beneficially owned as of December 31, 2019. Such report provides that State Street Corporation is the beneficial owner of all such common shares and has shared dispositive power with respect to all such common shares and shared voting power over 34,073,151.

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Security Ownership

The following table shows the number of shares of our common stock beneficially owned, as of March 6, 2020, by: (i) our CEO; (ii) our chief financial officer; (iii) our other NEOs currently employed by us; (iv) each of our directors; and (v) our directors and all of our executive officers as a group.

Shares Beneficially Owned
Name(1)	Number of Shares of Common Stock as of March 6, 2020(2)		Number of Shares of Common Stock That May Be Acquired by May 5, 2020(3)(4)(5)(6)(7)		Total Beneficial Ownership**		% of Outstanding Shares of Common Stock(8)	% of Outstanding Shares of Common Stock and Units(9)
NEOs:
Hamid Moghadam(10)	[3,377,223	]	[959,082	]	[4,336,305	]	[0.59%]	[0.57%]
Thomas Olinger(11)	[36,945	]	[489,698	]	[526,643	]	[*]	[*]
Eugene Reilly(12)	[7,796	]	[333,947	]	[341,743	]	[*]	[*]
Edward Nekritz	[19,115	]	[586,342	]	[605,457	]	[*]	[*]
Gary Anderson	[3,658	]	[221,403	]	[225,061	]	[*]	[*]
Michael Curless	[—	]	[418,743	]	[418,743	]	[*]	[*]
Directors:
Cristina Bita	—		—		—
George Fotiades	[24,049	]	—		[24,049	]	[*]	[*]
Philip Hawkins	[35,511	]	—		[35,511	]
Lydia Kennard	[36,262	]	[10,073	]	[46,335	]	[*]	[*]
J. Michael Losh(13)	[25,339	]	—		[25,339	]	[*]	[*]
Irving Lyons III(14)	[91,816	]	—		[91,816	]	[*]	[*]
Avid Modjtabai	—		—		—
David O’Connor	[4,035	]	—		[4,035	]	[*]	[*]
Olivier Piani	[48,029	]	[3,311	]	[51,340	]
Jeffrey Skelton	[75,194	]	[10,073	]	[85,267	]	[*]	[*]
Carl Webb	[12,984	]	[3,311	]	[16,295	]	[*]	[*]
William Zollars	[9,045	]	[3,311	]	[12,356	]	[*]	[*]
All directors and executive officers as a group (18 total)	[3,807,001	]	[3,039,294	]	[6,846,295	]	[0.93%]	[0.90%]

*	Represents less than 0.1% of the outstanding shares of common stock and limited partnership units, as applicable.

**

This column does not include LTIP Units held by NEOs that will not meet the waiting period and other applicable conditions for conversion and redemption by May 5, 2020. Our NEOs have elected to take most, if not all, their equity awards in the form of LTIP Units since 2014. This column also does not include deferred stock units held by our directors that are deferred per their terms or by election until after May 5, 2020.

(1)	The principal address of each person is: c/o Prologis, Inc., Pier 1, Bay 1, San Francisco, California 94111.

(2)

This column includes shares of our common stock beneficially owned as of the date indicated. Includes vested shares of our common stock owned through our 401(k) Plan and our nonqualified deferred compensation plans, as applicable. Unless indicated otherwise, all interests are owned directly and the indicated person has sole voting and dispositive power. For discussion of our nonqualified deferred compensation plans, see the narrative discussion that follows the Nonqualified Deferred Compensation in Fiscal Year 2018 table above under “Executive Compensation.”

(3)

This column includes shares of our common stock that may be acquired within 60 days of March 6, 2020 through (i) the exercise of vested, non-voting options to purchase our common stock, (ii) scheduled vesting or payment of restricted stock, restricted stock units, or DSUs and associated accrued DEUs and (iii) the exchange of limited partnership units beneficially owned directly or indirectly. Unvested and unearned awards granted under our employee stock plans that do not vest, or are not earned, by May 5, 2020 or vested awards that do not have a scheduled payment date by May 5, 2020, are not included. Vested LTIP Units earned under our employee stock plans that have not been held for the minimum holding period and cannot be converted to common partnership units by May 5, 2020, are not included. Unless indicated otherwise, all interests are owned directly and the indicated person will have sole voting and dispositive power upon receipt.

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Security Ownership

(4)

[This column does not include shares of phantom stock held in hypothetical fee deferral accounts under the terms of our nonqualified deferred compensation plans, all of which are non-voting. Phantom share balances as of March 6, 2020 were as follows:

■ Mr. Fotiades:	12,948 shares
■ Mr. Losh:	23,952 shares
■ Mr. Webb:	15,972 shares

Generally, the director has deferred receipt of the underlying common stock until his service on the Board ends. See “Director Compensation—Director Compensation for Fiscal Year 2019.”]

(5)

[This column does not include shares of phantom stock held in a hypothetical fee deferral account by a director who was formerly a member of the Trust’s board, all of which are non-voting. Balance as of March 6, 2020 is as follows:

■ Mr. Fotiades:	24,526 shares

Mr. Fotiades’ phantom stock will be distributed to him in January of the year following his termination from the Board. See “Director Compensation—Director Compensation for Fiscal Year 2019.”]

(6)

[This column does not include vested DSUs and associated accrued DEUs, all of which are non-voting, which were earned by directors who were formerly members of the Trust’s board. Balances as of March 6, 2020 were as follows:

■ Mr. Fotiades:	19,658 shares
■ Mr. Lyons:	9,059 shares

Generally, these awards are payable to the director when his or her service on the Board ends. See “Director Compensation—Director Compensation for Fiscal Year 2019.”]

(7)

[This column does not include vested DSUs and associated accrued DEUs, all of which are non-voting, receipt of which has been deferred to a date later than May 5, 2020, pursuant to a specific deferral election. See “Director Compensation—Director Compensation for Fiscal Year 2019.” Balances as of March 6, 2020 were as follows:]

■ Mr. Bita:	[3,080 shares]
■ Mr. Fotiades:	[27,039 shares]
■ Ms. Kennard:	[3,080 shares]
■ Mr. Losh:	[27,039 shares]
■ Mr. Lyons:	[14,642 shares]
■ Mr. O’Connor:	[10,406 shares]
■ Mr. Piani:	[3,080 shares]
■ Mr. Skelton:	[3,080 shares]
■ Mr. Webb:	[3,080 shares]
■ Mr. Zollars:	[3,080 shares]

(8)

The percentage of shares of common stock beneficially owned by a person assumes that all the limited partnership units held by the person that can be exchanged as of May 5, 2020 are exchanged for shares of our common stock, that none of the limited partnership units held by any other persons are so exchanged, that all options for the purchase of shares of our common stock exercisable by May 5, 2020 held by the person are exercised in full, and that no options for the purchase of shares of our common stock held by any other persons are exercised. The percentage of shares of common stock beneficially owned by all directors and executive officers as a group assumes that all the limited partnership units held by the group that can be exchanged as of May 5, 2020 are exchanged for shares of our common stock, that none of the limited partnership units held by any person outside of the group are so exchanged, that all options for the purchase of shares of our common stock exercisable by May 5, 2020, held by the group are exercised in full, and that no options for the purchase of shares of our common stock held by any other persons outside of the group are exercised.

(9)

The percentage of shares of common stock and units beneficially owned by a person assumes that all of the limited partnership units held by the person that can be exchanged as of May 5, 2020 are exchanged for shares of our common stock, that all of the limited partnership units held by other persons that can be exchanged as of May 5, 2020 are so exchanged, that all options for the purchase of shares of our common stock exercisable by May 5, 2020 held by the person are exercised in full, and that no options for the purchase of shares of our common stock held by other persons are exercised. The percentage of shares of common stock and units beneficially owned by all directors and executive officers as a group assumes that all of the limited partnership units held by the group that can be exchanged as of May 5, 2020 are exchanged for shares of our common stock, that all of the limited partnership units held by other persons outside of the group that can be exchanged as of May 5, 2020 are so exchanged, that all options for the purchase of shares of our common stock exercisable by May 5, 2020, held by the group are exercised in full, and that no options for the purchase of shares of our common stock held by other persons outside of the group are exercised.

(10)

[Includes 131,775 shares that are indirectly held through a trust of which Mr. Moghadam is the trustee, 982,414 shares are held through a rabbi trust pursuant to the AMB NQ Plans and the 2012 NQDC Plan, for which the trustee holds all voting power, 803,945 shares are indirectly held through the Notional Account NQDC Plan for which Mr. Moghadam has voting power. In addition, Mr. Moghadam shares voting and dispositive power with his spouse with respect to 1,459,089 of such shares.]

(11)	[Includes 7,775 shares directly owned and 29,170 shares held through a rabbi trust pursuant to the AMB NQ Plans and the 2012 NQDC Plan, for which the trustee holds all voting power.]

(12)	[Includes 5,185 shares directly owned and 2,811 shares held through a trust for which Mr. Reilly’s spouse is the trustee.]

(13)	[Includes 21,339 shares directly owned and 4,000 shares indirectly owned through accounts of Mr. Losh’s children.]

(14)

[Includes 90,816 shares that are held through a family trust of which Mr. Lyons and his spouse are trustees and 1,000 shares held in trust for the benefit of Mr. Lyons’ daughter for which Mr. Lyons is the trustee.]

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Equity Compensation Plans

Equity Compensation Plans

We currently grant equity awards only under the 2012 LTIP. However, we do have awards outstanding that were granted under the AMB Plans and the Trust Plans. All future equity awards will be granted from the 2020 LTIP (as defined below) if Proposal 3 is approved. The available shares of common stock reserved for issuance under the AMB Plans and the Trust Plans as of May 3, 2012, the date our stockholders approved the 2012 LTIP, were added to the share reserve of the 2012 LTIP. All outstanding awards under the AMB Plans and the Trust Plans will remain outstanding until they vest, expire, or are forfeited by the participant. The 2012 LTIP does not expire but no further awards can be granted under the plan after the tenth anniversary date of the plan approval. Information about our equity compensation plans as of December 31, 2019 is as follows:

Plan Category (a)	# of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (b)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (c)	# of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (b)) (d)
Equity compensation plans approved by security holders(1)(2)	6,458,765	$30.85	4,555,149
Equity compensation plans not approved by security holders	—	—	—

(1)

The amount in column (b) includes 95,758 shares of common stock that can be issued upon the exercise of outstanding stock options (all of which are vested), 1,164,981 outstanding RSUs, DSUs, DEUs and phantom shares, and 5,198,026 LTIP Units.

(2)

The weighted average exercise price in column (c) relates to 95,758 outstanding stock options reflected in column (b), which have a weighted average term to expiration of 0.9 years. Of the amount in column (b), 6,363,007 will be issued for no consideration.

The following table sets forth the number of stock options and full value awards (RSUs and RSAs) granted and PSAs earned over the last three years by us for the periods presented, as applicable. In addition, the table provides the weighted average number of shares of common stock outstanding in the year indicated.

		Full-Value Awards
Fiscal Year	Stock Options Granted	Time-Based RSUs/LTIP Units Granted	Performance-Based RSUs/LTIP Units Earned	Total	Weighted Average Common Shares and OP Units Outstanding	Annual Share Usage Rate (“Burn Rate”)
2019	—	1,871,000	1,203,000	3,074,000	641,128,000	0.48%
2018	—	2,107,000	1,752,000	3,859,000	575,798,000	0.67%
2017	—	1,800,000	1,184,000	2,984,000	536,335,000	0.56%
Three-Year Average Share Usage Rate (“Burn Rate”)						0.57%

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Approval of Prologis, Inc 2020 Long-Term Incentive Plan (Proposal 3)

On [                    ], 2020, the Board, upon the recommendation of the compensation committee, adopted the Prologis, Inc. 2020 Long-Term Incentive Plan (the “2020 LTIP”), subject to approval by our stockholders. The Board adopted the 2020 LTIP to ensure that we can continue to grant equity and equity-based awards, which are an integral part of our compensation program, and so that we can continue to attract and retain employees and other persons providing services to us and our affiliates, attract and retain as outside directors the highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of we depend, to motivate participants in the 2020 LTIP, by means of appropriate incentives, to achieve long-range goals; to provide incentive compensation opportunities that are competitive with those of other corporations and real estate investment trusts, and to further identify 2020 LTIP participants’ interests with those of our other stockholders through compensation that is based on the value of our common stock, all to promote the long-term financial interest of us and our affiliates, including the growth in value of our equity and enhancement of long-term stockholder return.

Subject to the approval of our stockholders at the annual meeting, the 2020 LTIP will become effective as of the date of the annual meeting and no awards can be made under the 2020 LTIP until it is approved by our stockholders. If the 2020 LTIP is approved, no further awards will be granted under our current Prologis, Inc. 2012 Long-Term Incentive Plan (the “2012 LTIP”) or any of our prior long-term incentive plans (the “Prior Plans”). As described below, however, any shares that are available for issuance under the 2012 LTIP as of the approval date or shares subject to awards under the 2012 LTIP or the Prior Plans as of the approval date that are forfeited, expire or are terminated without issuance of shares of common stock (including awards that are settled in cash) or shares subject to Full Value Awards (described below) that are tendered or withheld in payment of the taxes payable with respect to the grant, vesting or settlement of the award, shall thereafter be available for further grants under the 2020 LTIP. Shares tendered to pay the exercise price or taxes upon exercise of a stock option or stock appreciation right (“SAR”) will not again be available under the 2020 LTIP. The 2020 LTIP will continue in effect until terminated by the Board but in no event may awards be granted under the 2020 LTIP after the ten-year anniversary of the approval date that it is approved by our stockholders (the “approval date”).

A summary of the 2020 LTIP is set forth below. The summary, however, is qualified in its entirety by the full text of the 2020 LTIP which is attached as Appendix B.

Securities Authorized for Issuance under Equity Compensation Plans

As of December 31, 2019, 4,555,149 shares of our common stock remained available for grant under the 2012 LTIP and 10,360,520 shares of our common stock were issuable pursuant to outstanding awards under the 2012 LTIP and the Prior Plans.

■

We estimate that the number of shares currently available for grant under the 2012 LTIP, based on the rate at which we used shares under the 2012 LTIP for the last seven years, may be exhausted within one to two years.

■

In developing the size of the share pool and request for additional shares, we were mindful of the pool’s potentially dilutive impact on stockholders. In that regard, we are proposing a share pool that in terms of size and expected duration falls well within industry practice.

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Equity Compensation Plans

A metric used to measure the cumulative impact of our equity compensation programs is overhang (equity awards outstanding, but not exercised, plus equity awards available to grant, divided by total common shares outstanding plus limited partnership units, that are convertible into shares of our common stock on a one-for-one basis, as of the end of the year). Our overhang as of [December 31, 2019] is provided below.

As of 12/31/2019
a Stock Options Outstanding (1)	95,758
b Full-Value Shares and LTIP Units Outstanding	6,363,007
c Shares Available for Future Grant	4,555,149
d 2020 Plan New Share Request	[ ]
e Total	[ ]

f Common Shares and OP Units Outstanding as of March 6, 2020	[ ]

g Fully Diluted Overhang (e/(e+f))	[ %]

(1)	Outstanding options have a weighted average exercise price of $30.85, and a weighted average term to expiration of 0.87 years at December 31, 2019.

The number of shares of common stock that may be issued pursuant to equity awards granted under the 2020 LTIP is [            ] plus the aggregate number of shares of common stock available for issuance (and not subject to outstanding awards) under the 2012 LTIP as of the Approval Date. This represents an increase of approximately [                ] shares from the number of shares available for issuance under the 2012 LTIP prior to the approval date. Following approval of the 2020 LTIP, no awards will be made under the 2012 LTIP.

Our Board is submitting the 2020 LTIP as a single proposal to our stockholders for approval at the annual meeting. Stockholder approval of the 2020 LTIP is required by the rules of the NYSE.

A summary of the material provisions of the 2020 LTIP is set forth below and a complete copy is set forth in Appendix B.

Assuming a quorum is present, to be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting, as well as a majority of the votes cast. Abstentions and broker non-votes, if any, are considered shares present in person or by proxy and thus will have the same effect as votes cast “Against” the proposal.

The Board unanimously recommends that the stockholders vote "FOR" the approval of the Prologis, Inc. 2020 Long-term Incentive Plan.

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Key Features of the 2020 LTIP

The Board believes that the 2020 LTIP promotes the interests of our stockholders by aligning the interests of participants in the 2020 LTIP with those of our stockholders and by including features that support good pay practices. These key features include the following (all of which are discussed in greater detail below):

Administration. The 2020 LTIP is administered by a committee that is comprised solely of independent, non-employee directors.

Individual Award Limits; Limits on Outside Director Compensation. Although no longer required for compliance with Section 162(m) of the Internal Revenue Code, the 2020 LTIP continues to include limits on the amount of awards that can be granted to eligible individuals during a specified period. In addition, the 2020 LTIP provides for limits on the amount of compensation that can be paid to non-employee directors (“Outside Directors”) during a specified period.

No repricing of Options and SARs. All stock options (“Options”) and SARs granted under the 2020 LTIP must have an exercise price at least equal to the fair market value of a share of our common stock on the date of grant. The 2020 LTIP expressly prohibits repricing of Options and SARs. The prohibitions on repricing include a reduction in the exercise price of an outstanding Option or SAR, surrender of an outstanding Option or SAR to us as consideration for the grant of a replacement Option or SAR with a lower exercise price or the grant of a Full Value Award (described below), or surrender of an outstanding Option or SAR to us in consideration for a cash payment if, at the time of such surrender, the exercise price of the Option or SAR is greater than the then current fair market value of a share of common stock. The foregoing restrictions do not apply in the case of adjustments in connection with certain corporate events or adjustments approved by our stockholders.

Payment of Dividends and Dividend Equivalents. The 2020 Plan provides that no dividends or dividend equivalent rights will be paid or settled on performance-based awards that have not been earned based on the performance criteria established.

No Evergreen Provisions. The 2020 LTIP not contain “evergreen” provisions. Instead, the 2020 LTIP provides for a fixed number of shares of common stock that may be issued and our stockholders must approve any increase in that number of shares.

Recoupment/Misconduct. Awards under the 2020 LTIP are subject to our recoupment and clawback policies. In addition, if the Committee (as defined below) determines that a present or former employee has used for profit or disclosed to unauthorized persons, confidential or trade secrets of us or any of our affiliates, breached any contract with or violated any fiduciary obligation to us or any of our affiliates, or engaged in any conduct which the Committee determines is injurious to us or any of our affiliates, the Committee may cause that employee to forfeit his or her outstanding awards under the Plan. In addition, in exercise of its powers and authorities under the 2020 LTIP, it is the Committee’s policy to determine that a participant is in good standing at the time of his or her termination; if a participant is not in good standing, the Committee (or its delegate) may cause the participant’s awards, whether vested or unvested, to be forfeited.

Change in Control. The definition of Change in Control under the 2012 Plan requires consummation of the transaction (rather than just the signing of an agreement or an announcement of the possible transaction). Change in Control benefits under the 2012 LTIP require a “double trigger” (occurrence of the Change in Control and termination of employment within a specified period).

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Summary of the Terms of the 2020 LTIP

The following is a summary of the principal features of the 2020 LTIP. The 2020 LTIP is attached hereto as Appendix B and is hereby incorporated into this proxy statement by reference. Stockholders are urged to read the actual text of the 2020 LTIP in its entirety.

Types of Awards

The grant of a benefit or award under the 2020 LTIP is referred to as an “Award.” The types of Awards that may be granted under the 2020 LTIP are incentive stock options (“ISOs”), non-qualified stock options (“NQOs”, which together with ISOs, are referred to collectively as “Options”), SARs, and “Full Value Awards” (including restricted stock, restricted stock units, deferred stock units, performance stock and performance stock units and awards with respect to partnership interests which are convertible into, exchangeable for or redeemable in shares of common stock), each as described in more detail below. Substitute Awards are shares of our common stock issued in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by us or our affiliates.

Administration of the 2020 LTIP

The authority to control and manage the operation and administration of the 2020 LTIP generally will be vested in a committee of the Board (the “Committee”) that is selected by the Board and must consist of at least two members of the Board (or such greater number required by applicable law) who are independent for purposes of applicable stock exchange listing requirements. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the 2020 LTIP that would otherwise be the responsibility of the Committee. In any event, the “Committee” with respect to Outside Directors is the Board.

Participation

The persons eligible to receive Awards under the 2020 LTIP (“Eligible Individuals”) are employees of us and our subsidiaries, consultants or other persons providing services to us or our subsidiaries and members of the Board; provided that ISOs may only be granted to an employee of us or certain of our corporate subsidiaries. Subject to the terms of the 2020 LTIP, the Committee determines from among the Eligible Individuals who will receive Awards, the number of shares of common stock subject to the Awards, the exercise price of an Award (if applicable), and other terms of the Awards.

As of [                    ], 2020, there were approximately [    ] persons who would be considered Eligible Individuals for purposes of the 2020 LTIP, although under our existing policies there are only about [    ] employees and Outside Director participants in the 2020 LTIP. The consideration to be received by us for the granting of Awards under the 2020 LTIP is service to us or our affiliates. An Eligible Individual who is granted an Award under the 2020 LTIP is referred to as a “Participant” in the 2020 LTIP.

Available Shares and Share Information; Limitations on Awards

If approval of the 2020 LTIP is obtained, the total number of shares of common stock that will be available for issuance under the 2020 LTIP will be equal to [    ] plus the aggregate number of shares of common stock available for issuance (and not subject to outstanding awards) under our 2012 LTIP as of the Approval Date.

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Shares of common stock covered by an Award will only be counted as used to the extent they are actually used. Any shares of common stock that are subject to an Award under the 2020 LTIP (or the 2012 LTIP or any Prior Plan) that is forfeited, expires or is terminated without issuance of shares of common stock (including shares that are attributable to Awards that are settled in cash) and shares that are tendered or withheld for payment of the taxes with respect to the grant, vesting or settlement of Full Value Awards (whether granted under the Plan, the 2012 LTIP, or any Prior Plan) shall thereafter be available for future grants under the 2020 LTIP. Shares withheld in payment of the exercise price of an Option or to pay taxes upon exercise of an Option or SAR (whether granted under the Plan, the 2012 LTIP or any Prior Plan) will not thereafter be available for future grants under the LTIP. Shares subject to Substitute Awards will not reduce the number of shares of common stock available for issuance under the Plan (and shares subject to a Substitute Award that is forfeited, expires or is terminated or settled in cash will not again be available for issuance under the 2020 LTIP). Upon stock settlement of SARs, the gross number of shares of common stock subject to the SARs originally granted shall be counted as issued for purposes of the limitations on shares available for issuance under the 2020 LTIP, regardless of the number of shares of common stock actually issued upon such stock settlement. To the extent provided by the Committee, any Award under the 2020 LTIP may be settled in cash rather than shares of common stock.

The maximum number of shares that may be delivered under the 2020 LTIP pursuant to ISOs is [    ]. The following limits will also apply: (1) with respect to the grant of an Award to any one individual in any one calendar year, no more than 1,500,000 shares of common stock may be subject to Options or SARs and no more than 1,500,000 shares of common stock may be subject to Full Value Awards. In the case of any Full Value Award, if the Award is denominated in common stock but an equivalent amount of cash is delivered in lieu of the shares, the foregoing individual limits will be applied based on the methodology used by the Committee to convert the number of shares of common stock to cash (or if the Award is denominated in cash but an equivalent amount of common stock is delivered in lieu of the cash, the foregoing individual limits will be applied based on the methodology used by the Committee to convert the cash to common stock) and if the delivery of shares of common stock or cash is deferred until after the common stock or cash has been earned, any adjustment in the amount delivered to reflect actual or deemed earnings or other investment experience during the deferral period will be disregarded.

The 2020 LTIP also provides that the sum of any cash compensation or other compensation and the value of any Awards granted to an Outside Director as compensation for services as an Outside Director during the annual period between regular annual meetings of our stockholders may not exceed $1,000,000. The Committee may make exceptions to this limit for individual Outside Directors in exceptional circumstances, as the Committee may determine in its sole discretion, provided that the Outside Director receiving such additional compensation may not participate in the decision to award such compensation.

The shares with respect to which Awards may be made under the 2020 LTIP will be shares of common stock currently authorized but unissued or currently held or, to the extent permitted by applicable law, subsequently acquired by us as treasury shares, including shares of common stock purchased in the open market or in private transactions.

As of [                    ], 2020, we had an aggregate of [                ] shares of common stock outstanding. The closing price per share of common stock on [                    ], 2020, as reported by the NYSE, was $ [        ].

Adjustments to Shares Available

In the event of a stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, exchange of shares, sale of assets or subsidiaries, combination, or other corporate event that affects the common stock such that the Committee determines, in its sole discretion, that an adjustment is warranted in order to preserve the benefits or prevent the enlargement of benefits of Awards under the 2020 LTIP, the Committee shall, in the manner it determines equitable in its sole discretion, (a) adjust the number and kind of shares which may be delivered under the 2020 LTIP (including adjustments to the number and kind of shares that may be granted to an individual during any specified time), (b) adjust the number and kind of shares subject to outstanding Awards, (c) adjust the exercise price of outstanding Options and SARs, and (d) make any other adjustments that the Committee determines to be equitable (which may include, without limitation, (i) replacement of Awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (ii) cancellation of the Award in return for cash payment of the current value of the Award,

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determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the shares of common stock subject to the Option or SAR at the time of the transaction over the exercise price).

Options and SARs

The grant of an “Option” under the 2020 LTIP entitles the Participant to purchase shares of common stock at an exercise price established by the Committee. The Committee also will determine whether an Option is an ISO or an NQO, provided that an Option will be deemed to be an NQO unless it is specifically designated by the Committee as an ISO and/or to the extent it does not otherwise satisfy the requirements for an ISO. A SAR entitles the Participant to receive, in cash or shares of common stock, value equal to the excess of: (i) the fair market value of a specific number of shares of common stock at the time of exercise, over (ii) an exercise price established by the Committee.

The “exercise price” of each Option and SAR granted is established by the Committee or determined by a method established by the Committee at the time the Option or SAR is granted; provided, however, that the exercise price may not be less than 100% of the fair market value of a share of common stock on the date of grant (or, if greater, the par value of a share of common stock).

The exercise price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the 2020 LTIP be surrendered to us as consideration for the grant of a replacement Option or SAR with a lower exercise price or a Full Value Award (except for either adjustments related to corporate events or reductions in exercise price approved by our stockholders). Unless approved by our stockholders, no Option or SAR granted under the 2020 LTIP may be surrendered to us in consideration for a cash payment if, at the time of surrender, the exercise price of the Option or SAR is greater than the then current fair market value of a share of common stock.

An Option and SAR may, but need not, be granted in tandem. If an Option is granted in tandem with a SAR, the exercise price of both the Option and the SAR will be the same, and the exercise of the corresponding tandem SAR or Option will cancel with corresponding tandem SAR or Option with respect to such share. If a SAR is granted in tandem with an Option, but is granted after the grant of an Option, or if an Option is in tandem with a SAR but is granted after the grant of a SAR, the later granted tandem Award will have the same exercise price as the earlier granted Award, but in no event less than the fair market value of a share of common stock at the time of such grant.

The expiration date with respect to an Option or SAR will be established by the Committee at the time of the grant, but will not be later than the earliest to occur of the ten-year anniversary of the date on which the Option or SAR is granted or the following dates (unless otherwise determined otherwise by the Committee): (a) if the Participant’s termination occurs by reason of death, disability or retirement, the first anniversary of the termination date, (b) if the Participant’s termination occurs for reasons other than retirement, death, disability or cause, the three month anniversary of the termination date, and (c) if the Participant’s termination occurs for reasons of cause, on the day preceding the Participant’s termination date.

Options and SARs may be subject to such other terms and conditions, not inconsistent with the 2020 LTIP, as determined by the Committee.

Full Value Awards

A “Full Value Award” is a grant of one or more shares of common stock or a right to receive one or more shares of common stock in the future (including restricted stock, restricted stock units, deferred stock units, performance stock and performance stock units and awards with respect to partnership interests which are convertible into, exchangeable for or redeemable in shares of common stock). Such grants may be in consideration of a Participant’s previously performed services or surrender of other compensation that may be due, contingent on the achievement of performance or other objectives (including completion of service) during a specified period, subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or

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achievement of performance or other objectives, and/or may be granted for other purposes and shall be subject to such conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement. Notwithstanding the foregoing, no dividends or dividend equivalent rights will be paid or settled on performance-based awards that have not been earned based on the performance criteria established.

Grants of Full Value Awards may be made under other arrangements or plans that are treated as subplans of the 2020 LTIP (including, but not limited to, the Prologis, Inc. Promote Plan and the Prologis, Inc. 2016 Outperformance Plan both as amended and/or restated from time to time) and, in such case, Awards under such subplans shall be treated as the grant of an Award under the 2020 LTIP.

Restrictions on Shares; Misconduct

The Committee, in its discretion, may impose such restrictions on shares of common stock acquired pursuant to the 2020 LTIP, whether pursuant to the exercise of an Option or SAR, settlement of a Full Value Award or otherwise, as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, common stock ownership by the Participant, conformity with the Company’s recoupment, compensation recovery, or clawback policies and such other factors as the Committee determines to be appropriate. Without limiting the generality of the foregoing, unless otherwise specified by the Committee, any awards under the Plan and any shares of common stock issued pursuant to the Plan shall be subject to the Company’s compensation recovery, clawback, and recoupment policies as in effect from time to time.

If the Committee determines that a present or former employee or Outside Director has used for profit or disclosed to unauthorized persons, confidential or trade secrets of us or any of our affiliates, breached any contract with or violated any fiduciary obligation to us or any of our affiliates, or engaged in any conduct which the Committee determines is injurious to us or any of our affiliates the Committee may cause that person to forfeit his or her outstanding Awards under the 2020 LTIP. In addition, in exercise of its powers and authorities under the 2020 LTIP, it is the Committee’s policy to determine that a Participant is in good standing at the time of his or her termination; if a Participant is not in good standing, the Committee (or its delegate) may cause the Participant’s awards, whether vested or unvested, to be forfeited.

Transferability

Awards under the 2020 LTIP are not transferable except as designated by the Participant by will or by the laws of descent and distribution or, unless otherwise provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Internal Revenue Code and applicable rules thereunder). To the extent that the Participant who receives an Award under the 2020 LTIP has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Awards, however, may be transferred to or for the benefit of the Participant’s family (including, without limitation, to a trust or partnership for the benefit of a Participant’s family) or to a charity selected by the Participant, subject to such procedures as the Committee may establish. In no event shall an ISO be transferable to the extent that such transferability would violate the requirements applicable to such Option under section 422 of the Internal Revenue Code.

Withholding

We have the right to deduct from any and all payments made under the 2020 LTIP or to require the Participant, through payroll withholding, cash payment, or otherwise, to make adequate provision for, the U.S. federal, state, and local, and/or foreign taxes (including any social insurance tax or contribution obligations) (“Taxes”), if any, required by law to be withheld by us or an affiliate with respect to an Award or the shares or cash acquired pursuant thereto or such other amount that we or an affiliate determine that is not prohibited by law but in no event more than the maximum Taxes.

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Foreign Participants

The Committee may grant Awards to eligible persons who are foreign nationals or residents of a foreign jurisdiction on such terms and conditions different from those specified in the 2020 LTIP Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the 2020 LTIP Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to facilitate or comply with provisions of laws in other countries or jurisdictions in which we or an affiliate operates or has employees.

Amendment or Termination

The Board may, at any time, amend or terminate the 2020 LTIP, and the Board or the Committee may amend any award agreement thereunder, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the 2020 LTIP prior to the date such amendment is adopted. Notwithstanding the foregoing, (i) no revision of the 2020 LTIP will be made without stockholder approval, if such stockholder approval would be required for such revision under the rules of the NYSE or stockholder approval is otherwise required by applicable law, regulation or stock exchange rule, and (ii) except in connection with adjustments made on account of corporate events (as described above), changes to the prohibitions on repricing of Options and SARs shall be subject to the approval of our stockholders. Adjustments in connection with corporate events and amendments required to comply with Internal Revenue Code Section 409A are not subject to the prohibition on amendments without Participant consent.

Change in Control

In the event that (a) a Participant is employed on the date of a Change in Control and the Participant’s employment or service, as applicable, is terminated by us or the successor to us (or an affiliate which is his or her employer) for reasons other than cause (as defined in the 2020 LTIP) within 24 months following the Change in Control, or (b) the 2020 LTIP is terminated by us or our successor following a Change in Control without provision for the continuation of outstanding Awards hereunder, all Options, SARs and related Awards which have not otherwise expired shall become immediately exercisable and all other Awards shall become fully vested. If, upon a Change in Control, awards in other shares or securities are substituted for outstanding Awards, and immediately following the Change in Control the Participant becomes employed by (if the Participant was an employee immediately prior to the Change in Control) or a Board member of (if the Participant was an Outside Director immediately prior to the Change in Control) the entity into which we are merged, or the purchaser of substantially all of the our assets, or a successor to such entity or purchaser, the Participant shall not be treated as having terminated employment or service for purposes of these provisions until such time as the Participant terminates employment or service with the merged entity or purchaser (or successor), as applicable.

Performance-Based Compensation

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a publicly-traded corporation may deduct for compensation paid to the principal executive officer, the principal financial officer or one of the company’s other three most highly compensated executives. Prior to 2020, “Performance-Based Compensation,” as defined under Internal Revenue Service rules and regulations, was excluded from this $1 million limitation. The Tax Reform and Jobs Act of 2017 (the “Act”) eliminated the ability of companies to rely on the “Performance-Based“ Compensation exception and the $1 million limitation on deductibility generally was expanded to include all named executive officers (including the principal financial officer). We do believe, however, that certain Awards granted under the 2020 LTIP prior to the changes made by the Act will continue to qualify for the Performance-Based Compensation exception, subject in all cases to the Committee’s ability to modify Awards.

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Tax Effects

The following is a brief summary of the U.S. federal income tax rules relevant to Awards under the 2020 LTIP, based upon the Internal Revenue Code as currently in effect. These rules are highly technical and subject to change in the future, and the discussion does not purport to be a complete description of the tax aspects of the 2020 LTIP. Moreover, the following summary relates only to U.S. federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

ISOs

Generally, the grant of an ISO will not result in taxable income to the Participant or a deduction for us. The exercise of an ISO will not result in taxable income to the Participant or a deduction for us provided that the Participant was, without a break in service, an employee of us and its eligible corporate subsidiaries during the period beginning on the date of the grant of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the Participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares of common stock at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the Participant’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the Participant’s alternative minimum tax liability for the year of disposition of the shares of common stock acquired pursuant to the ISO exercise, the Participant will have a basis in those shares of common stock equal to the fair market value of the shares of common stock at the time of exercise.

If the Participant does not sell or otherwise dispose of the shares of common stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such shares of common stock, then, upon disposition of such shares of common stock, any amount realized in excess of the exercise price will be taxed to the Participant as capital gain, and us will not be entitled to any deduction for Federal income tax purposes. The Participant will recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the Participant will generally realize ordinary income, and a corresponding deduction will be allowed to us, at the time of the disposition of the shares of common stock, in an amount equal to the lesser of (a) the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized upon disposition of the shares of common stock over the exercise price. If the amount realized exceeds the value of the shares of common stock on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the Participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares of common stock.

The exercise of an ISO through the exchange of previously acquired stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of an NQO; that is, as a non-taxable, like-kind exchange as to the number of shares of common stock given up and the identical number of shares of common stock received under the Option. That number of shares of common stock will take the same basis and, for capital gain purposes, the same holding period as the shares of common stock that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares of common stock to receive ISO treatment. common stock received in excess of the number of shares of common stock given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares of common stock received will have a basis equal to the amount of the cash. If a disqualifying disposition (a disposition before the end of the applicable holding period) occurs with respect to any of the shares of common stock received from the exchange, it will be treated as a disqualifying disposition of the shares of common stock with the lowest basis.

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Equity Compensation Plans

If the exercise price of an ISO is paid with shares of common stock acquired through a prior exercise of an ISO, gain will be realized on the shares of common stock given up (and will be taxed as ordinary income) if those shares of common stock have not been held for the minimum ISO holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares of common stock received.

NQOs

Generally, the grant of an NQO will not result in taxable income to the Participant or a deduction for us. Except as described below, the Participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of common stock acquired over the exercise price for those shares of common stock, and we will be entitled to a corresponding deduction. Gains or losses realized by the Participant upon disposition of such shares of common stock will be treated as capital gains and losses, with the basis in such shares of common stock equal to the fair market value of the shares of common stock at the time of exercise.

The exercise of an NQO through the delivery of previously acquired common stock will generally be treated as a non-taxable, like-kind exchange as to the number of shares of common stock surrendered and the identical number of shares of common stock received under the Option. That number of shares of common stock will take the same basis and, for capital gains purposes, the same holding period as the shares of common stock that are given up. The value of the shares of common stock received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the Participant at the time of the exercise. The excess shares of common stock will have a new holding period for capital gain purposes and a basis equal to the value of such shares of common stock determined at the time of exercise.

SARs

Generally, a Participant will not realize any taxable income upon the grant of a SAR and we will not be entitled to a deduction. Upon the exercise of the SAR, the Participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares of common stock received by the Participant as a result of such exercise. We will generally be entitled to a deduction in the same amount as the ordinary income realized by the Participant.

Full Value Awards

The federal income tax consequences of a Full Value Award will depend on the type of award. The tax treatment of the grant of shares of common stock depends on whether the shares are subject to a substantial risk of forfeiture (determined under Internal Revenue Code rules) at the time of the grant. If the shares are subject to a substantial risk of forfeiture, the Participant will not recognize taxable income at the time of the grant and when the restrictions on the shares lapse (that is, when the shares are no longer subject to a substantial risk of forfeiture), the Participant will recognize ordinary taxable income in an amount equal to the fair market value of the shares at that time and we will be entitled to a corresponding deduction. If the shares are not subject to a substantial risk of forfeiture or if the Participant elects to be taxed at the time of the grant of such shares under Internal Revenue Code Section 83(b), the Participant will recognize taxable income at the time of the grant of shares in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions and we will be entitled to a corresponding deduction. If the shares are forfeited before the restrictions lapse, the Participant will be entitled to no deduction on account thereof. The Participant’s tax basis in the shares is the amount recognized by him or her as income attributable to such shares. Gain or loss recognized by the Participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

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Equity Compensation Plans

In the case of other Full Value Awards, such as restricted stock units or performance stock units, the Participant generally will not have taxable income and we will not be entitled to a deduction upon the grant of the award. Participants will generally recognize ordinary income and we will be entitled to a corresponding deduction when the award is settled. At that time, the Participant will recognize taxable income equal to the cash or the then fair market value of the shares issuable in payment of such award, and such amount will be the tax basis for any shares received.

Internal Revenue Code Section 409A

Certain awards under the 2020 LTIP may be considered a deferral of compensation for purposes of Section 409A of the Internal Revenue Code, which imposes additional requirements on a nonqualified deferred compensation plan. Generally, if a nonqualified deferred compensation plan fails to meet the requirements of Section 409A of the Internal Revenue Code, or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any Participant with respect to whom the failure relates, are includible in the gross income of the Participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred compensation amount is required to be included in income under Section 409A of the Internal Revenue Code, the amount may be subject to interest (at a penalty rate) and is subject to an excise tax, in addition to regular income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The excise tax is equal to 20% of the compensation required to be included in gross income.

Awards under the 2020 LTIP that are subject to Section 409A of the Internal Revenue Code are intended to comply with the requirements of Section 409A of the Internal Revenue Code. We intend to grant awards that are either exempt from or in compliance with Section 409A of the Internal Revenue Code. However, we can provide no assurance that such an award will be exempt or comply with Section 409A of the Internal Revenue Code or that the tax consequences described above will not apply.

New Plan Benefits

Because benefits under the 2020 LTIP will depend on future action and fair market value of the common stock at various future dates, it is not possible to determine at this time all of the benefits that might be received by employees, directors and others if the 2020 LTIP is approved by stockholders.

Registration of Common Stock issued under the 2020 LTIP

If the 2020 LTIP is approved, by stockholders, shares of common stock covered by the 2020 LTIP will be registered under the Securities Act of 1933, as amended. Such registration will, in most cases, permit the unrestricted resale in the public market of shares issued pursuant to the 2020 LTIP.

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Equity Compensation Plans

Approval of an Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock (Proposal 4)

The Board has approved, subject to stockholder approval, an amendment to our Articles of Incorporation that would increase the number of authorized shares of common stock by 1,000,000,000 shares bringing the total authorized shares of common stock to 2,000,000,000 shares.

Article IV of our Articles of Incorporation sets the total number of shares of common stock that we have the authority to issue at 1,000,000,000. As of [                    , 2020], there were approximately [            ] shares of common stock outstanding.

In addition, as of [                    ], 2020 there were [            ] million shares reserved for issuance under our equity plans (including shares subject to outstanding awards of [            ] million shares) and [            ] million shares reserved for issuance upon conversion of operating partnership units and limited partnership units. The total shares of common stock outstanding and reserved for issuance as of [                    ], 2020 was [            ] million.

The Board believes that it is important to have a sufficient number of authorized but unissued shares available to provide flexibility to act quickly to take advantage of favorable market conditions and opportunities for strategic transactions. For example, in August 2018, we issued approximately 96.2 million shares of common stock in connection with our merger transaction with DCT Industrial Trust. In February 2020, we issued approximately 107.0 million shares of common stock in connection with our merger transaction with Liberty Property Trust.

The amendment to the Articles of Incorporation, if approved and adopted by the stockholders, will substitute the following paragraph for the first paragraph of Article IV:

“The total number of shares of all classes of stock that the Corporation shall have authority to issue is 2,100,000,000, consisting of 2,000,000,000 shares of common stock, par value $0.01 per share (the “common stock”), and 100,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), which may be issued in one or more classes as described in Paragraph C of this Article IV. The aggregate par value of all of the Corporation’s authorized shares having par value is $21,000,000. The common stock and each class of the Preferred Stock shall each constitute a separate class of stock of the Corporation.”

You may vote for, vote against, or abstain from voting on approving and adopting the amendment to our Articles of Incorporation to increase the number of shares of common stock that we have the authority to issue. Assuming a quorum is present, the affirmative vote in person or by proxy of two-thirds of the outstanding shares of common stock is required to approve and adopt the amendment to the Articles of Incorporation. Abstentions and broker non-votes are considered voting power present in person or by proxy and thus will have the same effect as votes “Against” the proposal.

[If shareholders do not approve the increase it might preclude or delay the company from pursuing future strategic acquisitions that are essential to the company’s future growth and success.]

The Board unanimously recommends that the stockholders vote "FOR" the approval of the amendment to our articles of incorporation to increase the number of authorized shares of common stock.

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Audit Matters

Audit Matters

130	Audit Committee Report

131	Independent Registered Public Accounting Firm

132	Ratification of the Appointment of the Independent Registered Public Accounting Firm (Proposal 5)

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Audit Matters

Audit Committee Report

The purpose of the Audit Committee is to be an informed, vigilant and effective overseer of our financial accounting and reporting processes consistent with risk mitigation appropriate in the circumstances. The committee is directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm. The committee is comprised of the five directors named below. Each member of the committee is independent as defined by SEC and NYSE rules. In addition, the Board has determined that each member of the Audit Committee is an audit committee financial expert and is financially literate in accordance with applicable NYSE and SEC rules. Management is responsible for the company’s internal controls and the financial reporting process. The company’s independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements and the effectiveness of the company’s internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and issuing reports thereon. The Audit Committee is responsible for overseeing the conduct of these activities. The committee’s function is more fully described in its charter which has been approved by the Board. The charter can be viewed, together with any future changes, on our website at http://ir.prologis.com/governance.

We have reviewed and discussed the company’s audited financial statements for the fiscal year ended December 31, 2019 and unaudited financial statements for the quarterly periods ended March 31, June 30 and September 30, 2019 with management and KPMG LLP, the company’s independent registered public accounting firm. We also reviewed and discussed management’s assessment of the effectiveness of the company’s internal controls over financial reporting. The committee has discussed with KPMG LLP the matters that are required to be discussed by Auditing Standard No. 1301, Communication With Audit Committees, issued by the PCAOB. KPMG LLP has provided to the company the written disclosures and the letter required by applicable PCAOB requirements regarding their communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG LLP its independence. The committee also concluded that KPMG LLP’s performance of non-audit services to us and our affiliates, as pre-approved by the committee and described in the next section, does not impair KPMG LLP’s independence.

Based on the considerations referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for 2019. The foregoing report is provided by the following independent directors, who constitute the committee.

Audit Committee:

Carl B. Webb (Chair)

Cristina G. Bita

Avid Modjtabai

J. Michael Losh

Olivier Piani

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Audit Matters

Independent Registered Public Accounting Firm

The Audit Committee engaged KPMG LLP as our independent registered public accounting firm for the fiscal years ended December 31, 2019 and 2018. KPMG LLP was also retained to provide certain audit-related and tax services in 2019 and 2018.

In the course of the provision of services on our behalf, we recognize the importance of our independent registered public accounting firm’s ability to maintain objectivity and independence in its audit of our financial statements and the importance of minimizing any relationships that could appear to impair that objectivity. To that end, the Audit Committee has adopted policies and procedures governing the pre-approval of audit and non-audit work performed by our independent registered public accounting firm. The independent registered public accounting firm is authorized to perform specified pre-approved services up to certain annual amounts and up to specified amounts for specific services. Such limits vary by the type of service provided. Individual engagements anticipated to exceed pre-established thresholds must be separately approved. All of the fees reflected below for 2019 and 2018 were either specifically pre-approved by the Audit Committee or pre-approved pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy. These policies and procedures also detail certain services which the independent registered public accounting firm is prohibited from providing to us.

The following table represents fees for professional audit services rendered for the audit of our consolidated financial statements for the years ended December 31, 2019 and 2018 and fees billed for other services rendered in each year.

Types of Fees	2019	2018
Audit fees(1)	[$ ]	$4,921,937
Audit-related fees(2)	[$ ]	$ 65,000
Tax fees(3)	[$ ]	$ 380,180
All other fees(4)	[$ ]	—
Totals	[$ ]	$5,367,117

(1)

Audit fees consists of fees for professional services for the audit of our consolidated financial statements included in our Annual Report on Form 10-K and the review of our consolidated financial statements included in our Quarterly Reports on Form 10-Q, including all services required to comply with the standards of the PCAOB, and fees associated with performing the integrated audit of internal controls over financial reporting (Sarbanes-Oxley Section 404 work). Additionally, amounts include fees for services associated with comfort letters, statutory audits and reviews of documents filed with the SEC.

(2)	Audit-related fees consist of fees for assurance and related services associated with the issuance of attestation reports.

(3)	Tax fees are primarily fees for tax compliance, tax return preparation and pre-approved tax consultations.

(4)	No other fees were billed for 2019 or 2018.

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Audit Matters

Ratification of the Appointment of the Independent Registered Public Accounting Firm (Proposal 5)

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm retained to audit our financial statements. The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm for the year 2020. KPMG LLP has been our external auditors since 2002. The Audit Committee is responsible for the audit fee negotiations associated with the company’s retention of KPMG LLP. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In conjunction with the mandated rotation of KPMG LLP’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of KPMG LLP’s new lead engagement partner. The Audit Committee and the Board believe that the continued retention of KPMG LLP to serve as our independent registered public accounting firm is in the best interest of the company and our stockholders.

We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the year 2020. In the event our stockholders do not approve the appointment, the appointment will be reconsidered by the Audit Committee.

KPMG LLP representatives are expected to attend the 2020 annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

You may vote for, vote against, or abstain from voting on ratifying the appointment of KPMG LLP as our independent registered public accounting firm for the year 2020. Assuming a quorum is present, to be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the shares of common stock having voting power present in person or by proxy at the annual meeting. Abstentions and broker non-votes are considered voting power present in person or by proxy and thus will have the same effect as votes cast “Against” the proposal.

The Board unanimously recommends that the stockholders vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year 2019.

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Additional Information

Additional Information

134	Proxy and Annual Meeting FAQ

140	Submitting Stockholder Proposals

142	Delinquent Section 16(a) Reports

142	Annual Report to Stockholders and Corporate Governance Documents

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Additional Information

Proxy and Annual Meeting FAQ

Proxy materials

We are required under SEC regulations to provide you with a proxy statement when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is a legal designation of another person to vote the stock you own, which person is also referred to as your “proxy.” This designation may be done in a written document that is called a “proxy” or “proxy card.”

The proxy materials consist of our 2020 Proxy Statement and our 2019 Annual Report to Stockholders, which includes our 2019 Annual Report on Form 10-K.

Your vote is very important. For this reason, our Board is requesting that you permit your common stock to be represented and voted at the annual meeting by the proxies named on the proxy card.

Notice of Internet Availability

We have implemented the Notice and Access Rule enacted by the SEC for distribution of materials for our annual meeting. Accordingly, we are sending a Notice of Internet Availability to many of our stockholders of record and our beneficial owners. All stockholders will be able to access the proxy materials. We believe that the electronic availability of materials is an appropriate proxy communication solution that will allow us to provide our stockholders with the materials they need, while lowering the cost of delivery and reducing the environmental impact of our annual meetings. Stockholders may request to receive printed copies of the proxy materials.

Distribution of proxy materials

On or about March 20, 2020, the Notice of Annual Meeting and Internet Availability of Proxy Materials (“Notice of Internet Availability”) will be distributed to many of our stockholders, either in printed form by mail or electronically by email, in lieu of mailing the printed proxy materials. The Notice of Internet Availability instructs stockholders as to how they may: (i) access and review all of the proxy materials through the Internet; (ii) submit their proxy; and (iii) receive printed proxy materials. Also on or about March 20, 2020, printed proxy materials, including our 2020 Proxy Statement and our Annual Report on Form 10-K for 2019, will be mailed to all other stockholders, as requested or required. On the mailing date, all stockholders and beneficial owners will have the ability to access all of the proxy materials on the Internet at www.proxyvote.com or http://ir.prologis.com/annuals.cfm.

Stockholders may request to receive proxy materials electronically by email on an ongoing basis by selecting the link “Consent for Electronic Delivery” at http://ir.prologis.com/annual-reports. You can also sign up for electronic delivery of proxy materials by following the instructions on the proxy card and Notice of Internet Availability with respect to how to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. If you register to receive future proxy materials electronically by email, you will receive an email next year with instructions on how to access those proxy materials and how to vote. If you change your email address, you will need to update your registration. Your election on how to receive proxy materials will remain in effect until you terminate it.

Stockholders will receive printed copies of the proxy materials if they have elected this form of delivery or they are participants in our 401(k) Plan. Printed copies of the proxy materials will be provided upon request at no charge by submitting a written notice to Investor Relations, Prologis, Inc., Pier 1, Bay 1, San Francisco, California 94111.

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Additional Information

Voting in person at the annual meeting

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares and a Notice of Internet Availability or printed proxy materials and a proxy card are being sent directly to you. As the stockholder of record, you have the right to vote in person at the annual meeting. If you choose to vote in person at the annual meeting, you can bring the proxy card mailed to you if you received printed proxy materials, or you can vote using a ballot that will be provided to you at the annual meeting. Even if you plan to attend the annual meeting, we recommend that you authorize your proxy to vote your shares in advance so that your vote will be counted should you later decide not to attend the annual meeting.

Most of our stockholders hold their shares in street name through a broker, bank, trustee or other nominee rather than directly in their own name. In this case, you are considered the beneficial owner of shares held in street name, and a Notice of Internet Availability or printed proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the annual meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares, which will give you the right to vote the shares at the annual meeting. You will need to contact your broker, bank, trustee or nominee to obtain a legal proxy. You will need to bring that legal proxy to the annual meeting in order to vote in person.

Voting without attending the annual meeting

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct your vote without attending the annual meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank, trustee or nominee. In most cases, you will be able to do this by telephone, through the Internet or by mail. If you are a stockholder of record, please refer to the summary instructions on the proxy card included with your proxy materials or the instructions on how to vote contained in the Notice of Internet Availability. If you hold your shares in street name, the voting instructions will be communicated to you by your broker, bank, trustee or nominee. The Notice of Internet Availability also provides instructions on how you can request a printed copy of the proxy materials and proxy card, if you desire.

By Telephone or through the Internet—If you have telephone or Internet access, you may submit your proxy by following the instructions included with your proxy materials or, if you requested a printed copy of the proxy materials, on the proxy card. If you provide specific voting instructions, your shares will be voted as you have instructed.

By Mail—If you requested a printed copy of the proxy materials, you may submit your proxy by mail by signing the proxy card or, for shares held in street name, by following the voting instruction card included by your broker, bank, trustee or nominee and mailing it in the postage-paid envelope that is included. If you provide specific voting instructions, your shares will be voted as you have instructed.

The telephone and Internet proxy voting facilities for stockholders of record will close at 11:59 p.m., Eastern time, on April 28, 2020, unless the meeting is postponed or adjourned, in which case such voting facilities may remain open or be reopened until the day before the postponed or adjourned meeting.

The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, trustee or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive from your broker, bank, trustee or nominee.

If you vote by telephone or through the Internet, you do not have to return a proxy card or voting instruction card.

The telephone and Internet proxy voting procedures are designed to authenticate stockholders by use of a control number and to allow stockholders to confirm that their instructions have been properly recorded. The method by which you vote will in no way limit your right to vote at the annual meeting if you later decide to attend the annual meeting in person.

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Additional Information

Changing your vote

You may revoke your proxy at any time and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may do this by signing and submitting a written notice to Edward S. Nekritz, Secretary, Prologis, Inc., Pier 1, Bay 1, San Francisco, California 94111, by submitting a new proxy card with a later date, by voting again by telephone or through the Internet (your latest telephone or Internet proxy is counted), or by attending the annual meeting in person and voting by ballot at the annual meeting. If you hold your shares beneficially in street name, you will need to contact your broker, bank, trustee or nominee to determine the process for revoking a voting instruction. Merely attending the annual meeting will not revoke a proxy unless you specifically request your proxy to be revoked.

All shares that have been properly voted (for which proxies have not been revoked) will be voted at the annual meeting.

Specific voting instructions not given

If you hold your shares directly in your name, and you sign and return a proxy card without giving specific voting instructions, the shares of common stock represented by that proxy will be voted as recommended by the Board. If you hold your shares in street name through a broker, bank, trustee or nominee and you do not provide specific voting instructions, your broker, bank, trustee or nominee will have discretion to vote such shares but only with respect to routine matters (Proposal 5).

If no voting instructions are received from you, and you hold your shares in street name, your broker, bank, trustee or nominee will not turn in a proxy card for your shares on the non-routine matters proposed at our annual meeting. Non-routine matters are the election of directors (Proposal 1), the advisory vote to approve the company’s executive compensation for 2019 (Proposal 2), the vote to approve the Prologis, Inc. 2020 Long-Term Incentive Plan (Proposal 3) and the vote to approve the amendment to our articles of incorporation to increase the number to authorized shares of common stock (Proposal 4).

If you hold shares in your 401(k) Plan account and do not provide the trustee of the 401(k) Plan with specific voting instructions, the trustee will vote all uninstructed shares held in our 401(k) Plan in the same proportion as how instructed shares held in the 401(k) Plan are voted.

Vote required for proposals

Vote Required for Proposal 1 (Election of Directors): You may vote for, vote against or abstain from voting for any of the director nominees. Assuming a quorum is present, to elect a particular director nominee, the number of votes cast “For” a director nominee must exceed the number of such votes cast “Against” the director nominee. Abstentions and broker non-votes, if any, will have no effect on the outcome of the election. A more detailed description of these majority voting procedures is provided below under “Majority Voting.”

Vote Required for Proposal 2 (Advisory Vote to Approve the Company’s Executive Compensation for 2019): You may vote for, vote against or abstain from voting for the resolution on the company’s executive compensation for 2019. Assuming a quorum is present, to be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting. Abstentions and broker non-votes, if any, are considered shares present in person or by proxy and thus will have the same effect as votes cast “Against” the proposal.

Vote Required for Proposal 3 (Approval of Prologis, Inc. 2020 Long-Term Incentive Plan): You may vote for, vote against or abstain from voting for the resolution on approving Prologis, Inc. 2020 Long-Term Incentive Plan. Assuming a quorum is present, to be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting, as well as a majority of the votes cast. Abstentions and broker non-votes, if any, are considered shares present in person or by proxy and thus will have the same effect as votes cast “Against” the proposal.

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Additional Information

Vote Required for Proposal 4 (Approval of An Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of common stock). You may vote for, vote against or abstain from voting on approving and adopting the amendment to our Articles of Incorporation to increase the number of shares of common stock that we have the authority to issue. Assuming a quorum is present, the affirmative vote in person or by proxy of two-thirds of the outstanding shares of common stock is required to approve and adopt the amendment to the Articles of Incorporation. Abstentions and broker non-votes are considered voting power present in person or by proxy and thus will have the same effect as votes “Against” the proposal.

Vote Required for Proposal 5 (Ratification of the Appointment of Independent Registered Accounting Firm): You may vote for, vote against or abstain from voting on ratifying the appointment of KPMG LLP as our independent registered public accounting firm for the year 2020. Assuming a quorum is present, to be approved by the stockholders, the proposal must receive the affirmative vote of a majority of the shares of common stock present in person or by proxy at the annual meeting. Abstentions and broker non-votes, if any, are considered shares present in person or by proxy and thus will have the same effect as votes cast “Against” the proposal.

Proxy solicitation

We pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees, in person or by telephone, facsimile or other electronic means. These people will not be specially compensated for their solicitation of proxies.

In accordance with the rules and regulations of the SEC and NYSE, we will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares of our common stock.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF PROLOGIS, INC. SINCE THE DATE OF THIS PROXY STATEMENT.

Admission to the annual meeting

Stockholders must bring proof of current ownership of our common stock to be admitted to and to attend the 2020 annual meeting.

Board’s voting recommendations

The Board recommends a vote:

■	“for” the election of each of the eleven nominees to the Board named in the proxy statement (Proposal 1);

■	“for” the approval of the company’s executive compensation for 2019 (Proposal 2);

■	“for” the approval of the Prologis, Inc. 2020 Long-Term Incentive Plan (Proposal 3);

■	“for” the approval of the proposal to amend the Prologis charter to increase the number of authorized shares of common stock (Proposal 4); and

■	“for” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year 2020 (Proposal 5).

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Additional Information

Who can vote

Each issued and outstanding share of common stock is entitled to one vote on each matter properly brought before the annual meeting. Holders of record of Prologis common stock at the close of business on the record date, March 6, 2020, are entitled to notice of and to vote at the annual meeting. As of March 6, 2020, there were [                ] shares of our common stock outstanding.

Quorum requirement

There is no right to cumulative voting. A quorum is met if a majority of the shares of common stock outstanding as of the record date are represented, in person or by proxy, at the annual meeting. Your shares are counted as present at the meeting if you are present and entitled to vote in person at the meeting, if you have properly submitted a proxy card, or if you authorize your proxy to vote your shares by telephone or through the Internet.

If you are present at the annual meeting in person or by proxy, but you abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote for purposes of determining a quorum.

Broker non-votes are also counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions on how to vote with respect to that item from the beneficial owner.

Majority voting

Our bylaws provide that the vote required for election of directors is a “majority vote of the votes cast” in uncontested elections of directors. Accordingly, directors are required to be elected by the majority of votes cast by the shares present in person or represented by proxy with respect to such director in uncontested elections. A majority of the votes cast means that the number of shares voted “For” a director nominee by the holders of shares of common stock entitled to vote on the election of directors and represented in person or by proxy at the annual meeting must exceed the number of such shares voted “Against” the director nominee. Abstentions and broker non-votes, if any, will have no effect on the outcome of the proposal.

In a contested election (where a determination is made that the number of director nominees is expected to exceed the number of directors to be elected at a meeting), the vote standard will be a plurality of the votes cast with respect to such director. In the event of a contested election where the plurality vote standard applies, stockholders shall be permitted to vote only “for” a director nominee or to designate their vote be “withheld” from such nominee.

If a nominee who is serving as a director is not elected by a majority vote at the annual meeting, then, under Maryland law, such director would continue to serve as a “holdover director.” Under our bylaws, any director who fails to be elected by a majority vote shall tender his or her resignation to the Board, subject to acceptance by the Board. The Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will then act on the Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results. If the resignation is not accepted, the director will continue to serve until the next annual meeting and until the director’s successor is duly elected and qualified. The director who tenders his or her resignation will not participate in the Board’s decision. Non-incumbent directors who are not elected at the annual meeting would not become directors and would not serve on the Board as a “holdover director.”

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Additional Information

Proxy access

In 2016, we adopted proxy access with a “3/3/20/20” market standard. The amendment and restatement of our bylaws provides that, subject to certain requirements, a stockholder, or a group of up to 20 stockholders, owning three percent or more of our outstanding common stock continuously for at least three years, can require us to include in our annual meeting proxy materials director nominations for up to 20% of the number of directors, or two directors, whichever is greater. Proxy access rights are subject to additional eligibility, procedural and disclosure requirements set forth in our bylaws.

Stockholder recommended nominees for director

The Governance Committee will evaluate nominees for director recommended by stockholders against the same criteria that it uses to evaluate other director nominees, as described under “Board of Directors and Corporate Governance—Director Qualifications, Skills and Experience.” The committee will consider nominees to the Board recommended by stockholders with respect to elections to be held at an annual meeting if notice of the nomination is timely delivered in writing to our secretary prior to the meeting. See “Submitting Stockholder Proposals” for notice requirements prescribed by our Bylaws.

Additional matters present at the annual meeting

We do not anticipate any other business to be brought before the 2020 annual meeting of stockholders. In addition to the scheduled items, however, the meeting may consider properly presented stockholder proposals and matters relating to the conduct of the meeting. As to any other business, the proxies, in their discretion, are authorized to vote on other matters that may properly come before the meeting and any adjournments or postponements of the meeting.

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Additional Information

Submitting Stockholder Proposals

There are no stockholder proposals for consideration at the 2020 annual meeting. You may submit proposals, including director nominations, for consideration at our next annual meeting expected to be held in 2020 as follows:

Deadline for submitting stockholder proposals for inclusion in our 2021 proxy statement. Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) provides that certain stockholder proposals must be included in the proxy statement for our annual meeting. For a stockholder proposal to be considered for inclusion in the 2021 proxy statement for our 2021 annual meeting, it must be received at our principal executive offices (Pier 1, Bay 1, San Francisco, California 94111) no later than November 20, 2020. The proposal must comply with the SEC regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in our proxy materials. Proposals and nominations should be addressed to Edward S. Nekritz, Secretary, Prologis, Inc., Pier 1, Bay 1, San Francisco, California 94111.

If, however, the date of the 2021 annual meeting is advanced or delayed by more than 30 days from April 29, 2021, we must receive notice a reasonable time before we begin to print and distribute our proxy materials.

Deadline for submitting stockholder proposals or director nominations not to be included in our 2021 Proxy Statement. If you intend to present a proposal or nomination for director at our 2021 annual meeting, but you do not intend to have it included in our 2021 proxy statement, the notice of proposal or nomination must be delivered to, or mailed and received by, us at our principal executive offices (Pier 1, Bay 1, San Francisco, California 94111) not earlier than December 30, 2020 and not later than January 29, 2021.

If, however, the date of the 2021 annual meeting is advanced or delayed by more than 30 days from April 29, 2021, we must receive the notice of proposal or nomination not more than 120 days prior to the date of the 2021 annual meeting and not less than 90 days prior to the date of the 2021 annual meeting.

If less than 100 days’ notice or prior public disclosure of the date of the 2021 annual meeting (which was advanced or delayed by more than 30 days from April 29, 2021) is given or made to stockholders, the deadline to receive the notice of proposal or nomination is the close of business on the 10th day following the day on which notice of the 2021 annual meeting date was mailed or publicly disclosed. Proposals and nominations should be addressed to Edward S. Nekritz, Secretary, Prologis, Inc., Pier 1, Bay 1, San Francisco, California 94111.

Deadline for submitting proxy access director nominations to be included in our 2021 proxy statement. If you intend to present a nomination for director at our 2021 annual meeting pursuant to the proxy access provisions in our bylaws, the notice of proxy access nomination must be delivered to, or mailed and received by, us at our principal executive offices (Pier 1, Bay 1, San Francisco, California 94111) not earlier than December 30, 2020 and not later than January 29, 2021.

If, however, the date of the 2021 annual meeting is advanced or delayed by more than 30 days from April 29, 2021, we must receive the notice of nomination not more than 120 days prior to the date of the 2021 annual meeting and not less than 90 days prior to the date of the 2021 annual meeting.

If less than 100 days’ notice or prior public disclosure of the date of the 2021 annual meeting (which was advanced or delayed by more than 30 days from April 29, 2021) is given or made to stockholders, the deadline to receive the notice of nomination is the close of business on the 10th day following the day on which notice of the 2021 annual meeting date was given or publicly disclosed. Proposals and nominations should be addressed to Edward S. Nekritz, Secretary, Prologis, Inc., Pier 1, Bay 1, San Francisco, California 94111.

Stockholder notice. As set forth in our bylaws, for stockholder proposals other than director nominations, such stockholder’s notice must contain, among other things, with respect to each proposed matter:

■	a brief description of the business and the reasons for conducting such business at the annual meeting;

■	the name of the stockholder and any “stockholder associated person” (as defined in our bylaws);

■	the record address or current address, if different, of the stockholder and any stockholder associated person;

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Additional Information

■

the class, series and number of shares the stockholder and any stockholder associated person beneficially holds (including the number of shares held beneficially but not of record and the name of any nominee holder of such shares);

■	any material interest the stockholder or any stockholder associated person has in such business;

■

whether and the extent to which hedging or other transaction(s) have been entered into by the stockholder or on the stockholder’s behalf, or by a stockholder associated person or on that person’s behalf (including any agreement, arrangement, or understanding made with the effect or intent to mitigate loss, manage risk of stock price changes, or to increase the voting power of such stockholder or stockholder associated person) and a general description of such activity; and

■	to the extent known by the stockholder giving notice, the name and address of any other stockholder supporting a proposal of other business.

Please review our bylaws for more information regarding requirements to submit a stockholder proposal outside of Rule 14a-8.

As set forth in our bylaws, for director nominations, a stockholder’s notice must contain, among other things, with respect to each proposed nominee:

■	the name, age, business address and residence address of the proposed nominee;

■	the principal occupation or employment of the proposed nominee;

■	the class, series, and number of shares beneficially held by the proposed nominee, the date such shares were acquired, and the investment intent of such acquisition;

■	any other information relating to the proposed nominee that is required to be disclosed under Regulation 14A of the Exchange Act;

■	the proposed nominee’s written consent to serve as a director if elected and, with respect to proxy access nominations, to be named in our proxy materials;

■

a statement whether such person, if elected or re-elected, or as a condition thereto, will tender an irrevocable resignation effective upon failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board; and

■

with respect to the stockholder giving the notice: (i) the name of the stockholder, the record address (or current address, if different) of the stockholder, and the class, series and number of shares the stockholder beneficially holds (including the number of shares held beneficially but not of record and the name of any nominee holder of such shares); (ii) whether and the extent to which hedging or other transaction(s) have been entered into by the stockholder or on the stockholder’s behalf (including any agreement, arrangement, or understanding made with the effect or intent to mitigate loss, manage risk of stock price changes, or to increase the voting power of such stockholder) and a general description of such activity; and (iii) to the extent known by the stockholder giving notice, the name and address of any other stockholder giving notice, the name and address of any other stockholder supporting the nominee for election or re-election as a director, as well as similar information regarding any stockholder associated person.

We may require a proposed nominee to furnish other information to determine the eligibility of such proposed nominee to serve as one of our directors. Please review our bylaws for more information regarding proxy access eligibility, procedural and disclosure requirements and other relevant requirements to nominate directors.

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Additional Information

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, as amended, requires our directors, certain officers and certain beneficial owners of our common stock to file reports of holdings and transactions in our common stock with the SEC and the NYSE. Based on our records and other information available to us, we believe that, in 2019, all of the above persons and entities met all applicable SEC filing requirements.

Annual Report to Stockholders and Corporate Governance Documents

We will provide copies of our annual report to requesting stockholders, free of charge, by contacting Investor Relations, Prologis, Inc., Pier 1, Bay 1, San Francisco, California 94111, telephone (415) 394-9000. Our Code of Ethics and Business Conduct, Governance Guidelines and our Audit, Compensation and Governance Committee charters can be viewed on our website at http://ir.prologis.com/governance. In addition, copies of our Code of Ethics and Business Conduct, Governance Guidelines, our Audit, Compensation and Governance Committee charters and our bylaws can be obtained by any stockholder, free of charge, upon written request to Edward S. Nekritz, Secretary, Prologis, Inc., Pier 1, Bay 1, San Francisco, California 94111.

March 20, 2020

San Francisco, California

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

APPENDIX A

Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

Please refer to our annual and quarterly financial statements filed with the Securities and Exchange Commission on Forms 10-K and 10-Q and other public reports for further information about us and our business.

Annualized TSR is calculated based on the stock price appreciation and dividends paid to show a total return to a stockholder over a period of time. This calculation assumes dividends are reinvested into the stock on the day the dividend is paid. We annualize TSR by converting the total return of the stock at the end of a prescribed time period to an annualized basis.

Asset Management Fees represents the third-party share of asset management and transactional fees from both consolidated and unconsolidated co-investment ventures.

Assets Under Management (“AUM”) represents the estimated fair value of the real estate we own or manage through both our consolidated and unconsolidated entities. We calculate AUM by adding Investment Capacity and the third-party investors’ share of the estimated fair value of the assets in the co-investment ventures to our share of total market capitalization (calculated as market equity plus our share of total debt).

BREEAM, also referred to as Building Research Establishment’s Environmental Assessment Method, is a certification process to assess building sustainability.

Calculation of Per Share Amounts (in thousands, except per share amounts):

	2019	2018	2017	2016	2015
Net earnings
Net earnings	$1,566,950	$1,643,426	$1,641,931	$1,203,218	$862,788
Noncontrolling interest attributable to exchangeable limited partnership units	46,986	49,743	46,280	37,079	13,120
Gains, net of expenses, associated with exchangeable debt assumed exchanged	—	—	—	—	(1,614)
Adjusted net earnings—Diluted	$1,613,936	$1,693,169	$1,688,211	$1,240,297	$874,294
Weighted average common shares outstanding—Basic	630,580	567,367	530,400	526,103	521,241
Incremental weighted average effect on exchange of limited partnership units	19,154	17,768	15,945	16,833	8,569
Incremental weighted average effect of equity awards	5,169	5,104	5,955	3,730	1,961
Incremental weighted average effect on exchangeable debt assumed exchanged(1)	—	—	—	—	2,173
Weighted average common shares outstanding—Diluted	654,903	590,239	552,300	546,666	533,944
Net earnings per share—Basic	$2.48	$2.90	$3.10	$2.29	$1.66
Net earnings per share—Diluted	$2.46	$2.87	$3.06	$2.27	$1.64

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

	2019	2018	2017	2016	2015
Core FFO
Core FFO	$2,164,017	$1,788,149	$1,551,153	$1,400,498	$1,181,290
Noncontrolling interest attributable to exchangeable limited partnership units	646	1,531	2,903	4,273	213
Interest expense on exchangeable debt assumed exchanged	—	—	—	—	3,506
Core FFO—Diluted	$2,164,663	$1,789,680	$1,554,056	$1,404,771	$1,185,009
Weighted average common shares outstanding—Basic	630,580	567,367	530,400	526,103	521,241
Incremental weighted average effect on exchange of limited partnership units	19,154	17,768	15,945	16,833	6,897
Incremental weighted average effect of equity awards	5,169	5,104	5,955	3,730	1,961
Incremental weighted average effect on exchangeable debt assumed exchanged (1)	—	—	—	—	2,173
Weighted average common shares outstanding—Diluted	654,903	590,239	552,300	546,666	532,272
Core FFO per share—Diluted	$3.31	$3.03	$2.81	$2.57	$2.23

(1)	In March 2015, the exchangeable debt was settled primarily through the issuance of common stock. The adjustment in 2015 assumes the exchange occurred on January 1, 2015.

Compound Annual Growth Rate, also referred to as CAGR, is used to determine the annual growth rate over a specified period of time longer than one year. The compound annual growth is calculated by dividing the ending value by the beginning value and multiplying the result to the power of one divided by the number of years in the calculation and then subtracting one from the result. We determined the five-year compound annual growth rate of our Core FFO per share at December 31, 2019, to be 12.0% by dividing the 2019 diluted Core FFO per share of $3.31 by 2014 diluted Core FFO per share of $1.88, then multiplying the result to the one-fifth power and then subtracting one from the result.

The Dow Jones Sustainability Indices (“DJSI”) are global sustainability indices offered cooperatively by RobecoSAM and S&P Dow Jones Indices, tracking the stock performance of companies in terms of economic, environmental and social criteria.

Energy Performance Certificate (“EPC”) scores and rates buildings for energy efficiency within the European Union.

Estimated Value Creation represents the value that we expect to create through our development and leasing activities. We calculate Estimated Value Creation by estimating the Stabilized NOI that the property will generate and applying a stabilized capitalization rate applicable to that property. Estimated Value Creation is calculated as the amount by which the value exceeds our TEI and does not include any fees or promotes we may earn. Estimated Value Creation for our value-added properties that are sold includes the realized economic gain.

Estimated Weighted Average Margin is calculated on developed properties as the Value Creation less estimated closing costs and taxes, if any, on properties expected to be sold or contributed, divided by the TEI.

Funds from Operations attributable to common stockholders and unitholders (“FFO”). FFO is a non-GAAP financial measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to FFO is net earnings.

The National Association of Real Estate Investment Trusts (“NAREIT” or “Nareit”) defines FFO as earnings computed under GAAP to exclude historical cost depreciation and gains and losses from the sales, along with impairment charges, of previously depreciated properties. We also exclude the gains on revaluation of equity investments upon acquisition of a controlling interest and the gain recognized from a partial sale of our investment, as these are similar to gains from the

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

sales of previously depreciated properties. We exclude similar adjustments from our unconsolidated entities and the third parties’ share of our consolidated co-investment ventures.

Our FFO Measures. Our FFO measures begin with NAREIT’s definition and we make certain adjustments to reflect our business and the way that management plans and executes our business strategy. While not infrequent or unusual, the additional items we adjust for in calculating FFO, as modified by Prologis, and Core FFO, both as defined below, are subject to significant fluctuations from period to period. Although these items may have a material impact on our operations and are reflected in our financial statements, the removal of the effects of these items allows us to better understand the core operating performance of our properties over the long term. These items have both positive and negative short-term effects on our results of operations in inconsistent and unpredictable directions that are not relevant to our long-term outlook.

We calculate our FFO measures, as defined below, based on our proportionate ownership share of both our unconsolidated and consolidated ventures. We reflect our share of our FFO measures for unconsolidated ventures by applying our average ownership percentage for the period to the applicable reconciling items on an entity-by-entity basis. We reflect our share for consolidated ventures in which we do not own 100% of the equity by adjusting our FFO measures to remove the noncontrolling interests’ share of the applicable reconciling items based on our average ownership percentage for the applicable periods.

These FFO measures are used by management as supplemental financial measures of operating performance and we believe that it is important that stockholders, potential investors and financial analysts understand the measures management uses. We do not use our FFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.

We analyze our operating performance primarily by the rental revenues of our real estate and the revenues from our strategic capital business, net of operating, administrative and financing expenses. This income stream is not directly impacted by fluctuations in the market value of our investments in real estate or debt securities.

FFO, as modified by Prologis attributable, to common stockholders and unitholders (“FFO, as modified by Prologis”).

To arrive at FFO, as modified by Prologis, we adjust the NAREIT-defined FFO measure to exclude the impact of foreign currency-related items and deferred tax, specifically:

■	deferred income tax benefits and deferred income tax expenses recognized by our subsidiaries;

■

current income tax expense related to acquired tax liabilities that were recorded as deferred tax liabilities in an acquisition, to the extent the expense is offset with a deferred income tax benefit in earnings that is excluded from our defined FFO measure;

■

foreign currency exchange gains and losses resulting from (a) debt transactions between us and our foreign entities, (b) third-party debt that is used to hedge our investment in foreign entities, (c) derivative financial instruments related to any such debt transactions, and (d) mark-to-market adjustments associated with other derivative financial instruments.

We use FFO, as modified by Prologis, so that management, analysts and investors are able to evaluate our performance against other REITs that do not have similar operations or operations in jurisdictions outside the U.S.

Core FFO attributable to common stockholders and unitholders (“Core FFO”). In addition to FFO, as modified by Prologis, we also use Core FFO. To arrive at Core FFO, we adjust FFO, as modified by Prologis, to exclude the following recurring and nonrecurring items that we recognized directly in FFO, as modified by Prologis:

■	gains or losses from the disposition of land and development properties that were developed with the intent to contribute or sell;

■	income tax expense related to the sale of investments in real estate and third-party acquisition costs related to the acquisition of real estate;

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

■	impairment charges recognized related to our investments in real estate generally as a result of our change in intent to contribute or sell these properties;

■	gains or losses from the early extinguishment of debt and redemption and repurchase of preferred stock; and

■	expenses related to natural disasters.

We use Core FFO, including by segment and region, to: (i) assess our operating performance as compared to other real estate companies; (ii) evaluate our performance and the performance of our properties in comparison with expected results and results of previous periods; (iii) evaluate the performance of our management; (iv) budget and forecast future results to assist in the allocation of resources; (v) provide guidance to the financial markets to understand our expected operating performance; and (vi) evaluate how a specific potential investment will impact our future results.

Limitations on the use of our FFO measures. While we believe our modified FFO measures are important supplemental measures, neither NAREIT’s nor our measures of FFO should be used alone because they exclude significant economic components of net earnings computed under GAAP and are, therefore, limited as an analytical tool. Accordingly, these are only a few of the many measures we use when analyzing our business. Some of the limitations are:

■	The current income tax expenses and acquisition costs that are excluded from our modified FFO measures represent the taxes and transaction costs that are payable.

■

Depreciation and amortization of real estate assets are economic costs that are excluded from FFO. FFO is limited, as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Furthermore, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of logistics facilities are not reflected in FFO.

■

Gains or losses from non-development property and dispositions or impairment charges related to expected dispositions represent changes in value of the properties. By excluding these gains and losses, FFO does not capture realized changes in the value of disposed properties arising from changes in market conditions.

■

The deferred income tax benefits and expenses that are excluded from our modified FFO measures result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. Our modified FFO measures do not currently reflect any income or expense that may result from such settlement.

■

The foreign currency exchange gains and losses that are excluded from our modified FFO measures are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of our foreign currency-denominated net assets is indefinite as to timing and amount. Our FFO measures are limited in that they do not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements.

■	The gains and losses on extinguishment of debt that we exclude from our Core FFO may provide a benefit or cost to us as we may be settling our debt at less or more than our future obligation.

■	The natural disaster expenses that we exclude from Core FFO are costs that we have incurred.

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

We compensate for these limitations by using our FFO measures only in conjunction with net earnings computed under GAAP when making our decisions. This information should be read with our complete Consolidated Financial Statements prepared under GAAP. To assist investors in compensating for these limitations, we reconcile our modified FFO measures to our net earnings computed under GAAP as follows (in millions).

	2019	2018	2017	2016	2015

Reconciliation of net earnings to FFO measures:

Net earnings attributable to common stockholders	$1,567.0	$1,643.4	$1,641.9	$1,203.2	$862.8

Add (deduct) NAREIT defined adjustments:

Real estate related depreciation and amortization	1,102.1	912.8	847.5	899.8	854.5

Gains on dispositions of real estate properties, net (excluding development properties and land)	(390.2)	(371.2)	(855.4)	(423.0)	(500.8)

Reconciling items related to noncontrolling interests	(8.2)	23.1	(39.0)	(104.8)	(78.1)

Our share of reconciling items included in earnings from unconsolidated entities	246.0	141.8	147.5	162.1	185.6

Subtotal—NAREIT defined FFO	2,516.7	2,349.9	1,742.5	1,737.3	1,324.0

Add (deduct) our modified adjustments:

Unrealized foreign currency and derivative losses (gains), net	69.0	(120.4)	69.4	(7.5)	1.0

Deferred income tax benefit	12.2	1.4	(5.0)	(5.5)	(5.1)

Current income tax expense on dispositions related to acquired tax assets	0.0	1.2	2.3	0.0	3.5

Reconciling items related to noncontrolling interests	0.4	(0.2)	(0.0)	0.7	(1.3)

Our share of reconciling items included in earnings from unconsolidated entities	(7.5)	(0.3)	(14.7)	(22.9)	(13.6)

FFO, as modified by Prologis	2,590.8	2,231.6	1,794.5	1,702.1	1,308.5

Adjustments to arrive at Core FFO:

Gains on dispositions of development properties and land, net	(467.6)	(469.8)	(327.5)	(334.4)	(258.1)

Current income tax expense (benefit) on dispositions	15.1	17.1	19.1	24.2	(0.2)

Acquisition expenses	—	—	—	4.6	47.0

Losses (gains) on early extinguishment of debt and preferred stock repurchase, net	16.1	2.6	72.3	(2.5)	86.3

Reconciling items related to noncontrolling interests	0.2	6.2	(0.4)	4	(11)

Our share of reconciling items included in earnings from unconsolidated entities	9.4	0.4	(6.8)	2.2	8.9

Core FFO	$2,164.0	$1,788.1	$1,551.2	$1,400.5	$1,181.3

General and Administrative Expenses (“G&A”). Generally our property management personnel perform the property-level management of the properties in our owned and managed portfolio, which include properties we consolidate and those we manage that are owned by the unconsolidated co-investment ventures. We allocate the costs of our property management function to the properties we consolidate (included in rental expenses) and the properties owned by the unconsolidated co-investment ventures (included in strategic capital expenses) by using the square feet owned by the respective portfolios. Strategic capital expenses also include the direct expenses associated with the asset management of the unconsolidated co-investment ventures provided by our employees who are assigned to our strategic capital segment. We do not allocate indirect costs to strategic capital expenses.

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

Global Customer Retention. The square footage of all leases commenced during the period that are rented by existing tenants divided by the square footage of all expiring and in-place leases during the reporting period. The square footage of tenants that default or buy-out prior to expiration of their lease and short-term leases of less than one year, are not included in the calculation.

GRESB (“Global Real Estate Sustainability Benchmark”) assesses the sustainability performance of real estate and infrastructure portfolios and assets worldwide.

Investment Capacity is our estimate of the gross real estate, which could be acquired by our co-investment ventures through the use of existing equity commitments from us and our partners assuming the ventures’ maximum leverage limits are used.

LEED. The U.S. Green Building Council (“USGBC”) established the Leadership in Energy and Environmental Design (“LEED”) rating system to assess buildings against key sustainability standards.

LED lighting. LED stands for “light-emitting diode.” LED lighting is a type of energy efficient lighting.

LEED Volume Program streamlines the LEED certification process for high volume property owners.

Liquidity is equal to the sum of the current availability of our consolidated credit facilities ($3.7 billion) plus our consolidated cash and cash equivalents ($1.1 billion).

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

Loan-to-Market Value, or debt as a percentage of gross market capitalization, is a non-GAAP measure used by us to analyze the leverage risk in our debt risk portfolio. We make adjustments to reflect our economic ownership in each entity in which we invest, whether consolidated or unconsolidated. The following table presents the calculation of Loan-to-Market Value for the years ended December 31 (in thousands).

	2019	2018	2017	2016	2015	2014	2013
Debt as a % of gross real estate assets:
Consolidated debt (at par)	$11,994,717	$11,161,326	$9,469,106	$10,632,534	$11,620,995	$9,293,367	$8,970,567
Noncontrolling interests share of consolidated debt (at par)	(6,752)	(13,119)	(70,422)	(634,945)	(674,048)	(383,455)	(175,211)
Prologis share of unconsolidated debt (at par)	2,187,043	2,048,777	2,040,271	1,557,561	1,768,900	1,853,320	2,101,573
Total Prologis share of debt (at par)	14,175,008	13,196,984	11,438,955	11,555,150	12,715,847	10,763,232	10,896,929
Prologis share of outstanding foreign currency derivatives	17,506	(1,519)	4,965	(22,349)	(34,769)	(102,080)	20,828
Consolidated cash and cash equivalents	(1,088,855)	(343,856)	(447,046)	(807,316)	(264,080)	(350,692)	(491,129)
Noncontrolling interests share of consolidated cash and cash equivalents	103,982	71,078	55,827	52,519	51,204	45,236	7,904
Prologis share of unconsolidated cash and cash equivalents	(202,342)	(203,997)	(132,276)	(138,773)	(163,595)	(111,629)	(145,186)
Total Prologis share of debt, net of adjustments	$13,005,299	$12,718,690	$10,920,425	$10,639,231	$12,304,607	$10,244,067	$10,289,346
Total outstanding common stock and limited partnership units	649,792	648,488	546,355	542,660	540,067	511,265	502,517
Share price at year end	89.14	58.72	64.51	52.79	42.92	43.03	36.95
Total equity capitalization	57,922,459	38,079,215	35,245,361	28,647,021	23,179,676	21,999,733	18,568,003
Total Prologis share of debt, net of adjustments	13,005,299	12,718,690	10,920,425	10,639,231	12,304,607	10,244,067	10,289,346
Gross market capitalization	$70,927,758	$50,797,905	$46,165,786	$39,286,252	$35,484,283	$32,243,800	$28,857,349
Debt as a % of gross market capitalization	18.3%	25.0%	23.7%	27.1%	34.7%	31.8%	35.7%

Nareit (or NAREIT) is the worldwide representative voice for real estate investment trusts—REITs—and publicly traded real estate companies with an interest in U.S. real estate and capital markets.

Net Operating Income (“NOI”) is a non-GAAP financial measure used to evaluate our operating performance and represents rental revenue less rental expenses.

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

Net Promote includes actual promotes earned from third-party investors during the period, net of related cash expenses.

REIT is defined as a Real Estate Investment Trust.

Same Store. Our same store metrics are non-GAAP financial measures, which are commonly used in the real estate industry and expected from the financial community, on both a net effective and cash basis. We evaluate the performance of the operating properties we own and manage using a “same store” analysis because the population of properties in this analysis is consistent from period to period, which allows us and investors to analyze our ongoing business operations. We determine our same store metrics on property NOI, which is calculated as rental revenue less rental expense for the applicable properties in the same store population for both consolidated and unconsolidated properties based on our ownership interest, as further defined below.

We define our same store population for the three months ended December 31, 2019 as the properties in our Owned and Managed operating portfolio, including the property NOI for both consolidated properties and properties owned by the unconsolidated co-investment ventures at January 1, 2018 and owned throughout the same three-month period in both 2018 and 2019. We believe the drivers of property NOI for the consolidated portfolio are generally the same for the properties owned by the ventures in which we invest and therefore we evaluate the same store metrics of the Owned and Managed portfolio based on Prologis’ ownership in the properties (“Prologis Share”). The same store population excludes properties held for sale to third parties, along with development properties that were not stabilized at the beginning of the period (January 1, 2018) and properties acquired or disposed of to third parties during the period. To derive an appropriate measure of period-to-period operating performance, we remove the effects of foreign currency exchange rate movements by using the reported period-end exchange rate to translate from local currency into the U.S. dollar, for both periods.

We evaluate the results of our same store portfolio on a quarterly basis. The following table summarizes same store NOI and the change from the prior period for the four quarters of 2019 and on a cumulative annual basis and the square feet of the portfolio used in the calculation (dollars and square feet in millions):

	Three Months Ended
	March 31,(1)	June 30,(1)	September 30,(1)	December 31,	Full Year
2019 NOI—same store portfolio	$830.4	$832.3	$835.5	$834.0	$3,332.2
2018 NOI—same store portfolio	$804.9	$805.6	$805.2	$806.6	$3,222.4
Percentage change	3.2%	3.3%	3.8%	3.4%	3.4%
Square feet of portfolio	591.7	591.2	588.9	583.2

(1)

A reconciliation of our same store results for these fiscal quarters to the Consolidated Statements of Income is provided in our previously filed quarterly reports on Form 10-Q for the respective quarter.

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

The following is a reconciliation of our consolidated rental revenues, rental recoveries, rental expenses and property NOI for the full year, as included in the Consolidated Statements of Income and within Note 19 to the Consolidated Financial Statements, in our annual reports on Form 10-K for year ended December 31, 2019, to the respective amounts in our same store portfolio analysis for the three months ended December 31 (dollars in millions):

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	Full Year
Property NOI
2019
Rental revenues	$696.8	$700.7	$710.5	$723.8	$2,831.8
Rental expenses	(188.1)	(181.1)	(180.9)	(184.2)	$(734.3)
Property NOI	$508.7	$519.6	$529.6	$539.6	$2,097.5
2018
Rental revenues	$555.9	$544.6	$609.0	$679.2	$2,388.7
Rental expenses	(142.9)	(133.3)	(147.2)	(177.2)	$(600.6)
Property NOI	$413.0	$411.3	$461.8	$502.0	$1,788.1

	Three Months Ended December 31,
dollars in thousands	2019	2018	Percentage Change
Reconciliation of Consolidated Property NOI to Same Store Property NOI measures:
Rental revenues	$723,857	$679,195
Rental expenses	(184,196)	(177,194)
Consolidated Property NOI	$539,661	$502,001
Adjustments to derive same store results:
Property NOI from consolidated properties not included in same store portfolio and other adjustments(1)	(157,242)	(128,849)
Property NOI from unconsolidated co-investment ventures included in same store portfolio(1)(2)	451,604	433,894
Third parties’ share of Property NOI from properties included in same store portfolio(1)(2)	(364,375)	(355,386)
Prologis Share of Same Store Property NOI – Net Effective(2)	$469,648	$451,660	4.0%
Consolidated properties straight-line rent and fair value lease adjustments included in the same store portfolio(3)	(2,605)	(5,468)
Unconsolidated co-investment ventures straight-line rent and fair value lease adjustments included in the same store portfolio(3)	(5,072)	(4,588)
Third parties’ share of straight-line rent and fair value lease adjustments included in the same store portfolio(2)(3)	4,204	4,201
Prologis Share of Same Store Property NOI – Cash(2)(3)	$466,175	$445,805	4.6%

(1)

We exclude properties held for sale to third parties, along with development properties that were not stabilized at the beginning of the period and properties acquired or disposed of to third parties during the period. We also exclude net termination and renegotiation fees to allow us to evaluate the growth or decline in each property’s rental revenues without regard to one-time items that are not indicative of the property’s recurring operating performance. Net termination and renegotiation fees represent the gross fee negotiated to allow a customer to terminate or renegotiate their lease, offset by the write-off of the asset recorded due to the adjustment to straight-line rents over the lease term. Same Store Property NOI is adjusted to include an allocation of property management expenses for our consolidated properties based on the property management services provided to each property (generally, based on a percentage of revenues). On consolidation, these amounts are eliminated and the actual costs of providing property management services are recognized as part of our consolidated rental expense.

(2)

We include the Property NOI for the same store portfolio for both consolidated properties and properties owned by the co-investment ventures based on our investment in the underlying properties. In order to calculate our share of Same Store Property NOI from the co-investment ventures in which we own less than 100%, we use the co-investment ventures’ underlying Property NOI for the same store

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Appendix A: Definitions and Reconciliations of GAAP and Non-GAAP Financial Measures

portfolio and apply our ownership percentage at December 31, 2019 to the Property NOI for both periods, including the properties contributed during the period. We adjust the total Property NOI from the same store portfolio of the co-investment ventures by subtracting the third parties’ share of both consolidated and unconsolidated co-investment ventures. During the periods presented, certain wholly owned properties were contributed to a co-investment venture and are included in the same store portfolio. Neither our consolidated results nor those of the co-investment ventures, when viewed individually, would be comparable on a same store basis because of the changes in composition of the respective portfolios from period to period (e.g. the results of a contributed property are included in our consolidated results through the contribution date and in the results of the venture subsequent to the contribution date based on our ownership interest at the end of the period). As a result, only line items labeled “Prologis Share of Same Store Property NOI” are comparable period over period.

(3)

We further remove certain noncash items (straight-line rent and amortization of fair value lease adjustments) included in the financial statements prepared in accordance with U.S. GAAP to reflect a Same Store Property NOI—Cash measure. We manage our business and compensate our executives based on the same store results of our Owned and Managed portfolio at 100% as we manage our portfolio on an ownership blind basis. We calculate those results by including 100% of the properties included in our same store portfolio.

Stabilization is defined as the earlier of when a property that was developed has been completed for one year or is 90% occupied. Upon Stabilization, a property is moved into our operating portfolio.

Stabilized NOI is equal to the estimated twelve months of potential gross rental revenue (base rent, including above or below market rents plus operating expense reimbursements) multiplied by 95% to adjust income to a stabilized vacancy factor of 5%, minus estimated operating expenses.

Total Expected Investment (“TEI”) represents total estimated cost of development or expansion, including land, development and leasing costs. TEI is based on current projections and is subject to change.

Total Stockholder Return (“TSR”) is calculated based on the stock price appreciation and dividends paid to show a total return to a stockholder over a period of time. This calculation assumes dividends are reinvested into the stock on the day the dividend is paid.

WELL Building Standard is a design standard for buildings that promotes health and wellness. The WELL Building Standard was developed and is overseen by the International WELL Building Institute™ (IWBI™).

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

APPENDIX B

Prologis, Inc. 2020 Long-Term Incentive Plan

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

Prologis, Inc. 2020 Long-Term Incentive Plan

Section 1

General

1.1 History, Purpose and Effective Date. Prologis, Inc., a Maryland corporation (“Prologis”), established the Plan to:

(a)	attract and retain employees and other persons providing services to Prologis and the Related Companies;

(b)	attract and retain as Outside Directors the highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of Prologis depends;

(c)	motivate Participants, by means of appropriate incentives, to achieve long-range goals;

(d)	provide incentive compensation opportunities that are competitive with those of other corporations and real estate investment trusts; and

(e)	further identify Participants’ interests with those of Prologis’s other stockholders through compensation that is based on the value of Prologis’s common stock;

and thereby to promote the long-term financial interest of Prologis and the Related Companies, including the growth in value of Prologis’s equity and enhancement of long-term stockholder return. The Plan shall be effective on the date on which the Plan is approved by Prologis’s stockholders (the “Approval Date”) and shall remain in effect as provided in subsection 6.1 hereof.

1.2 Defined Terms. The meaning of capitalized terms used in the Plan are set forth in Section 8.

1.3 Participation. For purposes of the Plan, a “Participant” is any person to whom an Award is granted under the Plan. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Awards under the Plan and, subject to the terms and conditions of the Plan, a Participant may be granted any Award permitted under the provisions of the Plan and more than one Award may be granted to a Participant. Except as otherwise agreed by Prologis and the Participant, or except as otherwise provided in the Plan, an Award under the Plan shall not affect any previous Award under the Plan or an award under any other plan maintained by Prologis or the Related Companies.

Section 2

Options and Stock Appreciation Rights

2.1 Definitions.

(a)

The grant of an “Option” under the Plan entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee at the time the Option is granted. Options granted under this Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee; provided, however, that Incentive Stock Options may only be granted to employees of Prologis or a Subsidiary. An Option will be deemed to be a Non-Qualified Stock Option unless it is specifically designated by the Committee as an Incentive Stock Option.

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

(b)

A grant of a “Stock Appreciation Right” or “SAR” entitles the Participant to receive, in cash or shares of Stock (as determined in accordance with the terms of the Plan) value equal to the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee at the time of grant, for a specified number of shares.

2.2 Eligibility. The Committee shall designate the Participants to whom Options or SARs are to be granted under this Section 2 and shall determine the number of shares of Stock subject to each such Option or SAR and the other terms and conditions thereof, not inconsistent with the Plan. Without limiting the generality of the foregoing, the Committee may not grant dividend equivalents (current or deferred) with respect to any Option or SAR granted under the Plan.

2.3 Limits on Incentive Stock Options. If the Committee grants Incentive Stock Options, then to the extent that the aggregate fair market value of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of Prologis and all Subsidiaries of Prologis) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by section 422 of the Code. Any Option that is intended to constitute an Incentive Stock Option shall satisfy any other requirements of section 422 of the Code and, to the extent such Option does not satisfy such requirements, the Option shall be treated as a Non-Qualified Stock Option.

2.4 Exercise Price. The “Exercise Price” of an Option or SAR shall be established by the Committee at the time the Option or SAR is granted; provided, however, that in no event shall such price be less than 100% of the Fair Market Value of a share of Stock on such date (or, if greater, the par value of a share of Stock on such date).

2.5 Exercise/Vesting. Except as otherwise expressly provided in the Plan, an Option or SAR granted under the Plan shall be exercisable in accordance with the following:

(a)

The terms and conditions relating to exercise and vesting of an Option or SAR shall be established by the Committee to the extent not inconsistent with the Plan, and may include, without limitation, conditions relating to completion of a specified period of service, achievement of performance standards prior to exercise or the achievement of Stock ownership guidelines by the Participant.

(b)	No Option or SAR may be exercised by a Participant prior to the date on which it is exercisable (or vested) or after the Expiration Date applicable thereto.

2.6 Payment of Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a)

Subject to the following provisions of this subsection 2.6, the full Exercise Price of each share of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement described in subsection 2.6(b)(iii), payment may be made as soon as practicable after the exercise) and, as soon as practicable thereafter, a certificate representing the shares of Stock so purchased shall be delivered to the person entitled thereto or shares of Stock so purchased or such shares of Stock shall otherwise be registered in the name of the Participant on the records of Prologis’s transfer agent and credited to the Participant’s account.

(b)

Subject to applicable law, the Exercise Price shall be payable (i) in cash or its equivalent, (ii) by tendering, by actual delivery or by attestation, shares of Stock valued at Fair Market Value as of the day of exercise (including by net exercise), (iii) by a combination of (i) and (ii), and (iii) if and to the extent provided by the Committee by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares of Stock acquired upon exercise of the Option and remit to Prologis a sufficient portion of the sale proceeds to pay the entire Exercise Price and any U.S federal, state, and local and/or foreign tax (including any social insurance tax or contribution obligations) withholding resulting from such exercise. Shares of Stock may not be used to pay any portion of the Exercise Price unless the holder thereof has good title, free and clear of all liens and encumbrances.

2.7 No Repricing. Except for either adjustments pursuant to subsection 4.2 (relating to the adjustment of shares), or reductions of the Exercise Price approved by Prologis’s stockholders, the Exercise Price for any outstanding Option or SAR may not be decreased after the date of grant nor may an outstanding Option or SAR granted under the Plan be surrendered to Prologis as consideration for the grant of a replacement Option or SAR with a lower exercise price or a

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

Full Value Award. Except as approved by Prologis’s stockholders, in no event shall any Option or SAR granted under the Plan be surrendered to Prologis in consideration for a cash payment if, at the time of such surrender, the Exercise Price of the Option or SAR is greater than the then current Fair Market Value of a share of Stock. In addition, no repricing of an Option or SAR shall be permitted without the approval of Prologis’s stockholders if such approval is required under the rules of any stock exchange on which Stock is listed.

2.8 Tandem Grants of Options and SARs. An Option may but need not be in tandem with an SAR, and an SAR may but need not be in tandem with an Option (in either case, regardless of whether the original award was granted under this Plan or another plan or arrangement). If an Option is in tandem with an SAR, the exercise price of both the Option and SAR shall be the same, and the exercise of the corresponding tandem SAR or Option shall cancel the corresponding tandem SAR or Option with respect to such share. If an SAR is in tandem with an Option but is granted after the grant of the Option, or if an Option is in tandem with an SAR but is granted after the grant of the SAR, the later granted tandem Award shall have the same exercise price as the earlier granted Award, but in no event less than the Fair Market Value of a share of Stock at the time of such grant.

2.9 Expiration Date. The “Expiration Date” with respect to an Option or SAR means the date established as the Expiration Date by the Committee at the time of the grant (as the same may be modified in accordance with the terms of the Plan); provided, however, that the Expiration Date with respect to any Option or SAR shall not be later than the earliest to occur of the ten-year anniversary of the date on which the Option or SAR is granted or the following dates, unless the following dates are determined otherwise by the Committee,

(a)	if the Participant’s Termination Date occurs by reason of death, Disability or retirement (as defined the Committee), the one-year anniversary of such Termination Date;

(b)	if the Participant’s Termination Date occurs for reasons other than retirement (as defined by the Committee), death, Disability or Cause, the three-month anniversary of such Termination Date; or

(c)	if the Participant’s Termination Date occurs for reasons of Cause, the day preceding the Termination Date.

In no event shall the Expiration Date of an Option or SAR be later than the ten-year anniversary of the date on which the Option or SAR is granted (or such shorter period required by law or the rules of any stock exchange on which the Stock is listed).

Section 3

Full Value Awards

A “Full Value Award” is a grant of one or more shares of Stock or a right to receive one or more shares of Stock in the future (including restricted stock, restricted stock units, deferred stock units, performance stock and performance stock units and awards with respect to partnership interests which are convertible into, exchangeable for or redeemable in shares of Stock). Such grants may be in consideration of a Participant’s previously performed services or surrender of other compensation that may be due, contingent on the achievement of performance or other objectives (including completion of service) during a specified period, subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant or achievement of performance or other objectives, and/or may be granted for other purposes and shall be subject to such conditions, restrictions and contingencies, as determined by the Committee, including provisions relating to dividend or dividend equivalent rights and deferred payment or settlement. Notwithstanding the foregoing, no dividends or dividend equivalent rights will be paid or settled on performance-based awards that have not been earned based on the performance criteria established. Such grants may be made under other arrangements or plans that are treated as subplans of the Plan (including, but not limited to, the Prologis, Inc. Promote Plan and the Prologis, Inc. 2016 Outperformance Plan both as amended and/or restated from time to time) and, in such case, Awards under such subplans shall be treated as the grant of an Award under the Plan.

Prologis Proxy Statement | March 20, 2020	B-4

Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

Section 4

Shares Reserved and Limitations

4.1 Shares and Other Amounts Subject to the Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a)

The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by Prologis as treasury shares, including shares purchased in the open market or in private transactions.

(b)

Subject to the provisions of subsection 4.2, the number of shares of Stock which may be issued with respect to Awards under the Plan shall be equal to [                    ] plus the aggregate number of shares of Stock available for issuance (and not subject to outstanding awards) under the 2012 LTIP as of the Approval Date. Except as otherwise provided herein, any shares of Stock subject to an Award under the Plan or any award which is outstanding under a Prior Plan as of the Approval Date which for any reason is forfeited, expires or is terminated without issuance of shares of Stock (including shares that are attributable to Awards that are settled in cash) and shares subject to such awards that are tendered or withheld in payment of the taxes with respect to the grant, vesting or payment of an award that is a Full Value Award (whether granted under the Plan or a Prior Plan) (collectively, “Recycled Shares”) shall thereafter be available for further grants under the Plan. Shares of Stock that are withheld to pay the exercise price of an Option or the taxes payable upon exercise of an Option or SAR (whether granted under the Plan or a Prior Plan) shall not be Recycled Shares for purpose of the Plan. Upon stock settlement of SARs, the gross number of shares of Stock subject to the SARs originally granted shall be counted as issued for purposes of the limitations of Section 4.1(b), regardless of the number of shares of Stock actually issued upon such Stock settlement.

(c)

Substitute Awards shall not (i) reduce the number of shares of Stock that may be issued under the Plan (and shares subject to a Substitute Award that is forfeited, expires or is terminated without issuance of shares of Stock, including shares that are attributable to Substitute Awards that are settled in cash, shall not be added to the number of shares reserved for issuance pursuant to subsection 4.1(b) or (ii) the number of shares that may be covered by Awards granted to any one Participant during any period pursuant to subsections 4.1(g), 4.1(h), or 4.1(i).

(d)

Except as expressly provided by the terms of this Plan, the issue by Prologis of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of stock or obligations of Prologis convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to Awards then outstanding hereunder.

(e)	To the extent provided by the Committee, any Award may be settled in cash rather than in Stock.

(f)

Subject to the terms and conditions of the Plan, the maximum number of shares of Stock that may be delivered to Participants and their Beneficiaries with respect to Incentive Stock Options under the Plan shall be [INSERT TOTAL SHARES RESERVED]; provided, however, that to the extent that shares not delivered must be counted against this limit as a condition of satisfying the rules applicable to Incentive Stock Options, such rules shall apply to the limit on Incentive Stock Options granted under the Plan.

(g)

The maximum number of shares of Stock that may be covered by Awards granted to any one Participant during any one calendar-year period pursuant to Section 2 (relating to Options and SARs) shall be 1,500,000 shares. For purposes of this subsection 4.1(g), if an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Stock shall be counted as covering only one share of Stock for purposes of applying the limitations of this subsection 4.1(g).

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

(h)

For Full Value Awards, no more than 1,500,000 shares of Stock may be delivered pursuant to such Awards granted to any one Participant during any one calendar-year period (regardless of whether settlement of the Award is to occur prior to, at the time of, or after the time of vesting); provided that Awards described in this 4.1(h) shall be subject to the following:

(i)

If the Awards are denominated in Stock but an equivalent amount of cash is delivered in lieu of delivery of shares of Stock, the foregoing limit shall be applied based on the methodology used by the Committee to convert the number of shares of Stock into cash. If the Awards are denominated in shares of Stock but an equivalent amount of Stock is delivered in lieu of delivery of cash, the foregoing limit shall be applied based on the methodology used by the Committee to convert the cash to Stock.

(ii)

If delivery of Stock or cash is deferred until after the Stock or cash has been earned, any adjustment in the amount delivered to reflect actual or deemed investment experience after the date the Stock or cash is earned shall be disregarded.

(i)

The sum of any cash compensation or other compensation and the value of any Awards granted to an Outside Director as compensation for services as an Outside Director during any the period beginning on the date of one regular annual meeting of our stockholders until the date of the next regular annual meeting of our stockholders may not exceed $1,000,000. The Committee may make exceptions to this limit for individual Outside Directors in exceptional circumstances, as the Committee may determine in its sole discretion, provided that the Outside Director receiving such additional compensation may not participate in the decision to award such compensation.

4.2 Adjustments to Shares of Stock. In the event of a stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, exchange of shares, sale of assets or subsidiaries, combination, or other corporate transaction that affects the Stock such that the Committee determines, in its sole discretion, that an adjustment is warranted in order to preserve the benefits or prevent the enlargement of benefits of Awards under the Plan, the Committee shall, in the manner it determines equitable in its sole discretion, (a) adjust the number and kind of shares which may be delivered under the Plan (including adjustments to the number and kind of shares that may be granted to an individual during any specified time as described in subsection 4.1); (b) adjust the number and kind of shares subject to outstanding Awards; (c) adjust the Exercise Price of outstanding Options and SARs; and (d) make any other adjustments that the Committee determines to be equitable (which may include, without limitation, (i) replacement of Awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (ii) cancellation of the Award in return for cash payment of the current value of the Award, determined as though the Award is fully vested at the time of payment, provided that in the case of an Option or SAR, the amount of such payment may be the excess of value of the shares of Stock subject to the Option or SAR at the time of the transaction over the exercise price).

4.3 Change in Control. In the event that (a) a Participant is employed on the date of a Change in Control and the Participant’s employment or service, as applicable, is terminated by Prologis or the successor to Prologis (or a Related Company which is his or her employer) for reasons other than Cause within 24 months following the Change in Control, or (b) the Plan is terminated by Prologis or its successor following a Change in Control without provision for the continuation of outstanding Awards hereunder, all Options, SARs and related Awards which have not otherwise expired shall become immediately exercisable and all other Awards shall become fully vested. If, upon a Change in Control, awards in other shares or securities are substituted for outstanding Awards pursuant to subsection 4.2, and immediately following the Change in Control the Participant becomes employed by (if the Participant was an employee immediately prior to the Change in Control) or a board member of (if the Participant was an Outside Director immediately prior to the Change in Control) the entity into which Prologis merged, or the purchaser of substantially all of the assets of Prologis, or a successor to such entity or purchaser, the Participant shall not be treated as having terminated employment or service for purposes of this subsection 4.3 until such time as the Participant terminates employment or service with the merged entity or purchaser (or successor), as applicable.

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

Section 5

Committee

5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the committee described in subsection 5.2 (the “Committee”) in accordance with this Section 5. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

5.2 Selection of Committee. So long as Prologis is subject to Section 16 of the Exchange Act, the Committee shall be selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act and shall be comprised of persons who are independent for purposes of applicable stock exchange listing requirements. Notwithstanding any other provision of the Plan to the contrary, with respect to any Awards to Outside Directors, the Committee shall be the Board.

5.3 Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

(a)

Subject to the provisions of the Plan, the Committee will have the authority and discretion to (i) select Eligible Individuals who will receive Awards under the Plan, (ii) determine the time or times of receipt of Awards, (iii) determine the types of Awards and the number of shares of Stock covered by the Awards, (iv) establish the terms, conditions, performance targets, restrictions, and other provisions of Awards, (v) modify the terms of, cancel or suspend Awards, (vi) reissue or repurchase Awards, and (vii) accelerate the exercisability or vesting of any Award. In making such Award determinations, the Committee may take into account the nature of services rendered by the respective employee, the individual’s present and potential contribution to Prologis’s or a Related Company’s success and such other factors as the Committee deems relevant.

(b)

Subject to the provisions of the Plan, the Committee will have the authority and discretion to conclusively interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(d)

Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Award, such determination shall be made at the time the Award is made, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation is made at the time the Award is granted, is expressly stated in the Agreement reflecting the Award and is permitted by applicable law).

(e)

Notwithstanding the foregoing, in the course of administering the Plan and in granting Awards hereunder and in exercise of the authority granted to the Committee pursuant to the Plan, it is the Committee’s practice, when making determinations with respect to Awards (including the grant or administration thereof), to consider whether the Participant is in good standing to ensure that the Plan is administered in accordance with its purposes and goals with respect to the delivery of compensation to the Company’s employees and other service providers.

Without limiting the generality of the foregoing, it is the intention of Prologis that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to section 409A of the Code, the Plan and the Awards comply with the requirements of section 409A of the Code and that the Plan and Awards be administered in accordance with such requirements and the Committee shall have the authority to amend any outstanding Awards to conform to the requirements of section 409A.

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

5.4 Delegation by Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange on which the Stock is listed, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

5.5 Information to be Furnished to Committee. Prologis and the Related Companies shall furnish the Committee such data and information as may be required for it to discharge its duties. The records of Prologis and the Related Companies as to an employee’s or Participant’s employment or provision of services, termination of employment or cessation of the provision of services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee consider desirable to carry out the terms of the Plan.

5.6 Liability and Indemnification of Committee. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall Prologis or any Related Company be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of Prologis or Related Company. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by Prologis against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

Section 6

Miscellaneous

6.1 Approval Date, Effectiveness of Plan, and Effect on Prior Plans. The Plan will be effective as of the Approval Date and no Awards will be granted under the Plan until the Approval Date. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards granted under it are outstanding and not fully vested or paid, as applicable; provided, however, that no new Awards shall be made under the Plan on or after the tenth anniversary of the Approval Date. Upon the Approval Date, no further awards will be made under the Prior Plans. Any awards made under the Prior Plans prior to the Approval Date shall continue to be subject to the terms and conditions of the applicable Prior Plan. If the Approval Date does not occur, awards may continue to be made under the Prior Plans subject to the terms and conditions thereof.

6.2 Limit on Distribution. Distribution of Stock or other amounts under the Plan shall be subject to the following:

(a)

Notwithstanding any other provision of the Plan, Prologis shall have no liability to deliver any Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including applicable securities laws) and the applicable requirements of any securities exchange or similar entity.

(b)

In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

(c)

To the extent that the Plan provides for issuance of certificates to reflect the transfer of Stock, the transfer of such Stock may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange on which the Stock is listed.

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

6.3 Liability for Cash Payments. Subject to the provisions of this Section 6, each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such payment is attributable to the services rendered for that Related Company by the Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

6.4 Withholding. Prologis shall have the right to deduct from any and all payments made under the Plan or to require the Participant, through payroll withholding, cash payment, or otherwise (including, with the consent of the Committee, through the surrender of Stock which the Participant already owns or to which the Participant is otherwise entitled under the Plan), in an amount that is required by law to be withheld by Prologis or a Related Company with respect to an Award or the shares or cash acquired pursuant thereto or such other amount determined by Prologis or a Related Company that is not prohibited by applicable law, but in no event more than maximum U.S. federal, state, and local, and/or foreign taxes (including any social insurance tax or contribution obligations), if any. Prologis shall have no obligation to deliver shares of Stock or cash until the tax withholding obligations have been satisfied by the Participant.

6.5 Transferability. Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or, unless otherwise provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection 6.5, unless otherwise provided by the Committee, Awards may be transferred to or for the benefit of the Participant’s family (including, without limitation, to a trust or partnership for the benefit of a Participant’s family) or to a charity selected by the Participant, subject to such procedures as the Committee may establish. In no event shall an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under section 422 of the Code.

6.6 Notices. Any notice or document required to be filed with the Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of Prologis or the Related Company, as applicable, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

6.7 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the applicable Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

6.8 Agreement With Prologis or Related Company. At the time of an Award to a Participant under the Plan, the Committee may require a Participant to enter into an agreement with Prologis or the Related Company, as applicable (the “Agreement”), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

6.9 Limitation of Implied Rights.

(a)

Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of Prologis or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which Prologis or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of Prologis and any Related Company. Nothing contained in the Plan shall constitute a guarantee by Prologis or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

(b)

The Plan does not constitute a contract of employment or continued service, and selection as a Participant will not give any employee the right to be retained in the employ or service of Prologis or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

stockholder of Prologis prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and shares of Stock are registered in his name.

6.10 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

6.11 Action by Prologis or Related Company. Any action required or permitted to be taken by Prologis or any Related Company shall be by resolution of its board of directors or governing body or by action of one or more members of the board or governing body (including a committee of the board or governing body) who are duly authorized to act for the board or, in the case of any Related Company which is a partnership, by action of its general partner or a person or persons authorized by the general partner, or (except to the extent prohibited by applicable law or the rules of any stock exchange on which the Stock is listed) by a duly authorized officer of Prologis.

6.12 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

6.13 Compliance with Law. The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of U.S. federal and state and non-U.S. law with respect to such securities and the requirements of any stock exchanges or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a)(i) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (ii) in the opinion of legal counsel to Prologis, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act and (b) Prologis has obtained such other approvals from governmental agencies and/or has completed any registration or other qualification of such shares of Stock under any state or non-U.S. law that Prologis determines are necessary or advisable. The inability of Prologis to obtain from any regulatory body having jurisdiction the authority, if any, deemed by Prologis’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve Prologis of any liability in respect of the failure to issue or sell such shares as to which such required authority shall not have been obtained. As a condition to issuance of any Stock, Prologis may require the Participant to satisfy any qualification that may be necessary or appropriate, to evidence compliance with any applicable law or requirement, and to make any representation or warranty with respect thereto as may be required by Prologis.

6.14 Restrictions on Shares and Awards. The Committee, in its discretion, may impose such restrictions on shares of Common Stock acquired pursuant to the Plan, whether pursuant to the exercise of an Option or SAR, settlement of a Full Value Award or otherwise, as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, Common Stock ownership by the Participant, conformity with the Company’s recoupment, compensation recovery, or clawback policies and such other factors as the Committee determines to be appropriate. Without limiting the generality of the foregoing, unless otherwise specified by the Committee, any awards under the Plan and any shares of Common Stock issued pursuant to the Plan shall be subject to the Company’s compensation recovery, clawback, and recoupment policies as in effect from time to time.

6.15 Misconduct. If the Committee determines that a present or former employee or Outside Director has (a) used for profit or disclosed to unauthorized persons, confidential or trade secrets of Prologis or any Related Company; (b) breached any contract with or violated any fiduciary obligation to Prologis or any Related Company; or (c) engaged in any conduct which the Committee determines is injurious to Prologis or any Related Company, the Committee may cause that employee or Outside Director to forfeit his or her outstanding Awards under the Plan. The provisions of this Section 6.15 are in addition to, and not in lieu of, any other authority granted to the Committee pursuant to Section 5 hereof.

6.16 Applicable Law. The provisions of the Plan shall be construed in accordance with the laws of the State of Maryland, without giving effect to choice of law principles.

6.17 Foreign Participants. Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Awards to eligible persons who are foreign nationals or residents of a foreign jurisdiction on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

and promote achievement of the purposes of the Plan. In furtherance of such purposes, the Committee may make such modifications, amendments, procedures and subplans as may be necessary or advisable to facilitate or comply with provisions of laws in other countries or jurisdictions in which Prologis or a Related Company operates or has employees. The foregoing provisions of this subsection 6.17 shall not be applied to increase the share limitations of Section 4 or to otherwise change any provision of the Plan that would otherwise require the approval of Prologis’s stockholders.

Section 7

Amendment and Termination

The Board may, at any time, amend or terminate the Plan, and the Board or the Committee may amend any Agreement, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected Beneficiary), adversely affect the rights of any Participant or Beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board (or the Committee, if applicable); and further provided that adjustments pursuant to subsection 4.2 shall not be subject to the foregoing limitations of this Section 7; and further provided that the provisions of subsection 2.7 (relating to Option and SAR repricing) cannot be amended unless the amendment is approved by Prologis’s stockholders; and provided further that, no other amendment shall be made to the Plan without the approval of Prologis’s stockholders if such approval is required by law or the rules of any stock exchange on which the Stock is listed. It is the intention of Prologis that, to the extent that any provisions of this Plan or any Awards granted hereunder are subject to section 409A of the Code, the Plan and the Awards comply with the requirements of section 409A of the Code and that the Board shall have the authority to amend the Plan as it deems necessary to conform to section 409A. Notwithstanding the foregoing, Prologis does not guarantee that Awards under the Plan will comply with section 409A and the Committee is under no obligation to make any changes to any Award to cause such compliance.

Section 8

Defined Terms

(a)	“2012 LTIP” means the Prologis, Inc. 2012 Long-Term Incentive Plan.

(b)	“Agreement” has the meaning set forth in subsection 6.8.

(c)	“Approval Date” has the meaning set forth in subsection 1.1.

(d)	“Award” means any award described in Section 2 or 3 of the Plan.

(e)

“Beneficiary” means the person or persons the Participant designates to receive the balance of his or her benefits under the Plan in the event the Participant’s Termination Date occurs on account of death. Any designation of a Beneficiary shall be in writing, signed by the Participant and filed with the Committee prior to the Participant’s death. A Beneficiary designation shall be effective when filed with the Committee in accordance with the preceding sentence. If more than one Beneficiary has been designated, the balance of the Participant’s benefits under the Plan shall be distributed to each such Beneficiary per capita. In the absence of a Beneficiary designation or if no Beneficiary survives the Participant, the Beneficiary shall be the Participant’s estate.

(f)	“Board” means the Board of Directors of Prologis.

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

(g)

“Cause” shall mean, with respect to a Participant, except as otherwise provided in a separate agreement between the Participant and Prologis or a Related Company, (i) the willful and continued failure by the Participant to substantially perform his duties with Prologis or any Related Company after written notification by Prologis or the Related Company, (ii) the willful engaging by the Participant in conduct which is demonstrably injurious to Prologis or any Related Company, monetarily or otherwise, or (iii) the engaging by the Participant in egregious misconduct involving serious moral turpitude, determined in the reasonable judgment of the Committee. For purposes hereof, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such action was in the best interest of Prologis or Related Company.

(h)	“Change in Control” means the first to occur of any of the following:

(i)

the consummation of a transaction, approved by the stockholders of Prologis, to merge Prologis with or into or consolidate Prologis with another entity or sell or otherwise dispose of all or substantially all of its assets or the stockholders of Prologis adopt a plan of liquidation, provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which 50% or more of the beneficial ownership of the voting power of Prologis, the surviving corporation or corporation directly or indirectly controlling Prologis or the surviving corporation, as the case may be, is held by the same persons (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of Prologis immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of Prologis may be a new holder of such beneficial ownership; or

(ii)

the “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the combined voting power of Prologis is acquired, other than from Prologis, by any “person” as defined in Sections 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under an employee benefit or other similar equity plan of Prologis); or

(iii)

at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by Prologis’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

(i)	“Code” means the Internal Revenue Code of 1986, as amended.

(j)	“Committee” has the meaning set forth in subsection 5.1

(k)

“Disability” means, except as otherwise provided by the Committee, the Participant’s inability, by reason of a medically determinable physical or mental impairment, to engage in the material and substantial duties of his regular occupation, which condition is expected to be permanent; provided, however, that in the case of an Outside Director, “Disability” means an injury or illness which, as determined by the Committee, renders the Participant unable to serve as a director of Prologis.

(l)

“Eligible Individual” means any officer, director or other employee of Prologis or a Related Company, consultants, independent contractors or agents of Prologis or a Related Company, and persons who are expected to become officers, employees, directors, consultants, independent contractors or agents of Prologis or a Related Company (but effective no earlier than the date on which such Person begins to provide services to Prologis or a Related Company), including, in each case, directors who are not employees of Prologis or a Related Company.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)	“Exercise Price” has the meaning set forth in subsection 2.4.

(o)	“Expiration Date” has the meaning set forth in subsection 2.9.

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(p)	“Fair Market Value” of a share of Stock means, as of any date, the value determined in accordance with the following rules:

(i)

If the Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing price per share of Stock on such date on the principal exchange on which the Stock is then listed or admitted to trading or, if no such sale is reported on that date, on the last preceding date on which a sale was so reported.

(ii)

If the stock is not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the closing average of the closing bid and asked price of a share of Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market.

(iii)	If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value shall be as determined by the Committee in good faith.

For purposes of determining the Fair Market Value of Stock that is sold pursuant to a cashless exercise program, Fair Market Value shall be the price at which such Stock is sold.

(q)	“Full Value Award” has the meaning set forth in Section 3.

(r)	“Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in section 422 of the Code.

(s)	“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(t)	“Option” has the meaning set forth in subsection 2.1(a).

(u)	“Outside Director” means a director of Prologis who is not an officer or employee of Prologis or the Related Companies.

(v)	“Participant” shall have the meaning set forth in subsection 1.3.

(w)

“Prior Plans” means the ProLogis 2006 Long-Term Incentive Plan, the ProLogis 1997 Long-Term Incentive Plan, The Amended and Restated 2002 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P., The Third Amended and Restated 1997 Stock Option and Incentive Plan of AMB Property Corporation and AMB Property, L.P., and the 2012 LTIP.

(x)	“Prologis” has the meaning set forth in subsection 1.1.

(y)	“Recycled Shares” has the meaning set for tin subsection 4.1(b).

(z)

“Related Company” means any corporation, partnership, joint venture or other entity during any period in which a controlling interest in such entity is owned, directly or indirectly, by Prologis (or by any entity that is a successor to Prologis), and any other business venture designated by the Committee in which Prologis (or any entity that is a successor to Prologis) has, directly or indirectly, a significant interest (whether through the ownership of securities or otherwise), as determined in the discretion of the Committee.

(aa)	“SAR” or “Stock Appreciation Right” has the meaning set forth in subsection 2.1(b).

(bb)	“Securities Act” means the Securities Act of 1933, as amended.

(cc)	“Subsidiary” means a corporation that is a subsidiary of Prologis within the meaning of section 424(f) of the Code.

(dd)

“Substitute Award” means an Award granted or shares of Stock issued by Prologis in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by Prologis or any Related Company or with which Prologis or any Related Company combines. In no event shall the issuance of Substitute Awards change the terms of such previously granted awards such that the change, if applied to a current Award, would be prohibited under Section 2.7.

(ee)	“Stock” means Prologis, Inc. common stock, $.01 par value.

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Appendix B: Prologis Inc. 2020 Long-Term Incentive Plan

(ff)

“Termination Date” means the date on which a Participant both ceases to be an employee of Prologis and the Related Companies and ceases to perform material services for Prologis and the Related Companies (whether as a director or otherwise), regardless of the reason for the cessation; provided that a “Termination Date” shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by Prologis or the Related Company which was the recipient of the Participant’s services or a period during which the Participant must continue to be treated as employed by Prologis and the Related Companies under applicable law (such as a “garden leave”); and provided, further that, with respect to an Outside Director, “Termination Date” means the date on which the Outside Director’s service as an Outside Director terminates for any reason. In the case of any Award that is subject to Section 409A of the Code, a Participant’s Termination Date shall be the date on which the Participant has a termination of employment or separation from service within the meaning of Section 409A.

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